As filed with the U.S. Securities and Exchange Commission on April 24, 2020

Registration Nos. 333-133674

811-05382

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 19

PARAGON SEPARATE ACCOUNT A

(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY

(Name of Depositor)

200 Park Avenue

New York, NY 10166

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (212) 578-9500

METROPOLITAN TOWER LIFE INSURANCE COMPANY

200 Park Avenue

New York, NY 10166

(Name and Address of Guarantor)

Stephen W. Gauster, Esq.

Executive Vice President and General Counsel

Metropolitan Life Insurance Company

200 Park Avenue

New York, New York 10166

(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq.

Vedder Price P.C.

1401 I Street, N. W.

Suite 1100

Washington, D.C. 20005

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Policies and (ii) Guarantee related to insurance obligations under these Group and Individual Flexible Premium Variable Life Insurance Policies.

GROUP AND INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICIES

(AFIS)

Issued by

METROPOLITAN LIFE INSURANCE COMPANY

Direct all correspondence and inquiries to the Administrative Office:

MetLife GVUL

Administrative Office from May 1, 2020 through August 31, 2020:

Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis Mo 63128

Administrative Office on and after September 1, 2020

Suite 101, 11330 Olive Boulevard, St. Louis, Mo 63141

Phone number: (800) 756-0124

PROSPECTUS

May 1, 2020

This Prospectus describes flexible premium variable life insurance policies (the “Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” “MetLife,” “we,” “our,” or “us”) which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”

This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions of Paragon Separate Account A (the “Separate Account”). Each Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. You may obtain prospectuses for the Funds by calling our Administrative Office at (800) 756-0124.

Please note that the Policies and the Funds:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Administrative Office.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

The following Funds are available through this Policy:

American Funds Insurance Series® — Class 1

American Funds Asset Allocation Fund

American Funds Bond Fund

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds High-Income Bond Fund

American Funds International Fund

American Funds New World Fund®

American Funds U.S. Government/AAA-Rated Securities Fund

American Funds Ultra-Short Bond Fund

Brighthouse Funds Trust I — Class A

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Brighthouse Funds Trust II — Class A

MetLife Russell 2000® Index Portfolio

Fidelity® Variable Insurance Products — Initial Class

Contrafund® Portfolio

Equity-Income Portfolio

Freedom 2010 Portfolio

Freedom 2020 Portfolio

Freedom 2030 Portfolio

Freedom 2040 Portfolio

Freedom 2050 Portfolio

Index 500 Portfolio

Mid Cap Portfolio

MFS® Variable Insurance Trust — Initial Class

MFS® Growth Series

MFS® New Discovery Series

MFS® Total Return Series

-i-

(continued)

-ii-

POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is “variable” because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

Policy Benefits

Premiums

Flexibility of Premiums. The Contractholder or sponsoring employer will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account -and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured’s date of death.

•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

•

Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans

Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or, if applicable, the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”

Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits

Ownership Rights. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

Guaranteed Issue. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children’s insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies—guaranteed issue and simplified issue—healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

Interim Insurance. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

General Account. You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

Settlement Options. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

Conversion Rights. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy—including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

Loans

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Other Matters

The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

Fund Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

Transaction Charges

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions and the General Account.

Charge	When Charge is Deducted	Maximum Guaranteed Amount Deducted
Premium Expense Charge(1)	Upon receipt of each premium payment	1.00% of each premium payment
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	The lesser of $25 or 2%
Transfer Charge	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer
Contingent Deferred Sales Charge(2)	Upon surrender, lapse or decrease in Face Amount during the first 10 Policy Years (and during the first 10 Policy Years after an increase in Face Amount)	30% or 28% (as set forth in the policy specifications page) of premiums paid in first Policy Year (or of premiums associated with an increase in Face Amount), not to exceed guideline annual premium(3) for the initial Face Amount (or for the Face Amount increase)
Accelerated Death Benefit Administrative Charge	At the time an accelerated death benefit is paid	$100

(1)	The premium expense charge is deducted only for the Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990.

(2)

The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage—either 30% or 28%, as set forth in the Policy specifications page—of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.

(3)

The initial guideline annual premium is based on the Insured’s age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured’s age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

Periodic Charges Other Than Fund Operating Expenses

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

Charge	When Charge is Deducted	Maximum Guaranteed Amount Deducted
Cost of Insurance Charge(1)	On the Investment Start Date and on each succeeding Monthly Anniversary
• Minimum • Maximum • Charge for an Insured, attained age 50, actively at work		$0.16 per $1,000 of net amount at risk $31.31 per $1,000 of net amount at risk $0.65 per $1,000 of net amount at risk
Administrative Charge(2)	On the Investment Start Date and on each succeeding Monthly Anniversary	$6 per Policy per month during the first Policy Year
Mortality and Expense Risk Charge(3)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(4)	On each Policy Anniversary	3.0%

Optional Rider Charges(5)
Waiver of Monthly Deductions Rider(6):	On rider start date and on each Monthly Anniversary
• Minimum • Maximum • Charge for an Insured, attained age 50, actively at work		$0.01 per $1.00 of waived deduction $0.21 per $1.00 of waived deduction $0.08 per $1.00 of waived deduction
Children’s Life Insurance Rider	On rider start date and on each Monthly Anniversary	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(7):	On rider start date and on each Monthly Anniversary
• Minimum • Maximum • Charge for a Spouse attained age 50		$0.15 per $1,000 of coverage $5.16 per $1,000 of coverage $0.65 per $1,000 of coverage
Accelerated Death Benefit Settlement Option Rider(8)	See “Accelerated Death Benefit Administrative Charge” in Transaction Charges Table above.

(1)

Cost of insurance rates vary based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”).

(2)

The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(3)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

(4)

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5)

Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(6)	Charges for this rider vary based on the Insured’s individual characteristics.

(7)	Charges for this rider vary based on the age of the Spouse.

(8)	There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Fund Charges and Expenses

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2019. The expenses shown are those incurred for the year ended December 31, 2019. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2019. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2019, as a percentage of the Fund’s average daily net assets for the year. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

Minimum and Maximum Total Annual Fund Operating Expenses

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.01%

Fund Fees and Expenses

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
American Funds Insurance Series® — Class 1
American Funds Asset Allocation Fund	0.27%	—	0.04%	—	0.31%	—	0.31%
American Funds Bond Fund	0.36%	—	0.04%	—	0.40%	—	0.40%
American Funds Global Growth Fund	0.52%	—	0.05%	—	0.57%	—	0.57%
American Funds Global Small Capitalization Fund	0.70%	—	0.06%	—	0.76%	—	0.76%
American Funds Growth Fund	0.32%	—	0.04%	—	0.36%	—	0.36%
American Funds Growth-Income Fund	0.26%	—	0.04%	—	0.30%	—	0.30%
American Funds High-Income Bond Fund	0.47%	—	0.04%	—	0.51%	—	0.51%
American Funds International Fund	0.49%	—	0.06%	—	0.55%	—	0.55%
American Funds New World Fund®	0.70%	—	0.07%	—	0.77%	0.18%	0.59%
American Funds U.S. Government/AAA-Rated Securities Fund	0.34%	—	0.04%	—	0.38%	—	0.38%
American Funds Ultra-Short Bond Fund	0.32%	—	0.05%	—	0.37%	—	0.37%
Brighthouse Funds Trust I — Class A
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	0.92%	—	0.09%	—	1.01%	0.10%	0.91%
Brighthouse Funds Trust II — Class A
MetLife Russell 2000® Index Portfolio	0.25%	—	0.06%	—	0.31%	—	0.31%
Fidelity® Variable Insurance Products — Initial Class
Contrafund® Portfolio	0.54%	—	0.07%	—	0.61%	—	0.61%
Equity-Income Portfolio	0.44%	—	0.09%	—	0.53%	—	0.53%
Freedom 2010 Portfolio	—	—	—	0.45%	0.45%	—	0.45%
Freedom 2020 Portfolio	—	—	—	0.52%	0.52%	—	0.52%
Freedom 2030 Portfolio	—	—	—	0.59%	0.59%	—	0.59%
Freedom 2040 Portfolio	—	—	—	0.65%	0.65%	—	0.65%
Freedom 2050 Portfolio	—	—	—	0.66%	0.66%	—	0.66%
Index 500 Portfolio	0.05%	—	0.05%	—	0.10%	—	0.10%
Mid Cap Portfolio	0.54%	—	0.08%	—	0.62%	—	0.62%

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
MFS® Variable Insurance Trust — Initial Class
MFS® Growth Series	0.71%	—	0.04%	—	0.75%	—	0.75%
MFS® New Discovery Series	0.90%	—	0.05%	—	0.95%	0.01%	0.94%
MFS® Total Return Series	0.67%	—	0.03%	—	0.70%	0.09%	0.61%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2020 through April 30, 2021. These arrangements can be terminated with respect to these Funds only with the approval of the Fund’s board of directors or trustees. Please see the Funds’ prospectuses for additional information regarding these arrangements.

Certain Portfolios that have “Acquired Fund Fees and Expenses” may be “fund of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

ISSUING THE POLICY

General Information

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee’s spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits—Death Benefit.”)

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the employee’s employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”)

Procedural Information

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See “General Provisions of the Group Contract—Issuance.”) Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract or an employer-sponsored insurance program must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

•	to persons who wish to continue coverage after a Group Contract has terminated;

•	to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

•	the Face Amount exceeds the Guaranteed Issue Amount described above;

•	the Policy has previously been offered to the Employee;

•	the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

•	the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions—Cost of Insurance Rates.”)

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

•	the date insurance coverage begins on the Policy applied for;

•	the date a Policy other than the Policy applied for is offered to the applicant;

•	the date the Company notifies the applicant that the application for any proposed Insured is declined;

•	60 days from the date of application; or

•	the date the applicant’s employment with the Contractholder or sponsoring employer terminates.

Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

•	the appropriate application for Individual Insurance is signed;

•	the initial premium has been paid prior to the Insured’s death;

•	the Insured is eligible for the Policy; and

•	the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy—Postponement of Payments.”)

Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”)

Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.”)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder or sponsoring employer to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee’s employment with the Contractholder or sponsoring employer terminates. (See “Conversion Right upon Termination of the Group Contract or Change in Insured’s Eligibility.”) In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

Premium Limitations

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges—Cost of Insurance Rates.). We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy.

We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

Modified Endowment Contracts

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

•	The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

•

We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

•

You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

•	There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account—Restrictions on Allocations and Transfers to the General Account.”)

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT

The Company

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $280.6 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Policies are obligations of MetLife.

Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1,2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).

Guarantee of Insurance Obligations

Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.

The General Account

The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.

Restrictions on Partial Withdrawals and Transfers From the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

•	the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page; or

•	the previous Policy Year’s General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)

The Loan Account is part of the general account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account

The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy’s Cash Value in the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Fund. You could lose some or all of your money

The Funds

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

Fund	Investment Objective	Investment Adviser/Subadviser
American Funds Insurance Series® — Class 1

American Funds Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM

American Funds Bond Fund	Seeks as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM

American Funds Global Growth Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM

American Funds Global Small Capitalization Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM

American Funds Growth Fund	Seeks growth of capital.	Capital Research and Management CompanySM

American Funds Growth-Income Fund	Seeks long-term growth of capital and income.	Capital Research and Management CompanySM

American Funds High-Income Bond Fund	Seeks a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM

American Funds International Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM

American Funds New World Fund®	Seeks long-term capital appreciation.	Capital Research and Management CompanySM

American Funds U.S. Government/AAA-Rated Securities Fund	Seeks a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM

American Funds Ultra-Short Bond Fund	Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.	Capital Research and Management CompanySM

Fund	Investment Objective	Investment Adviser/Subadviser

Brighthouse Funds Trust I — Class A

Brighthouse/Aberdeen Emerging Markets Equity Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited

Brighthouse Funds Trust II — Class A

MetLife Russell 2000® Index Portfolio	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Fidelity® Variable Insurance Products — Initial Class

Contrafund® Portfolio	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC

Equity-Income Portfolio	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity Management & Research Company LLC

Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Freedom 2040 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Freedom 2050 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC

Fund	Investment Objective	Investment Adviser/Subadviser

Index 500 Portfolio	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC

Mid Cap Portfolio	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC

MFS® Variable Insurance Trust — Initial Class

MFS® Growth Series	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS® New Discovery Series	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS® Total Return Series	Seeks total return.	Massachusetts Financial Services Company

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.

Certain payments we receive with regard to the Funds. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2019, approximately 89% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

•	eliminate or combine one or more Divisions;

•	substitute one Division for another Division; or

•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

•	operated as a management company under the 1940 Act;

•	deregistered under that Act in the event such registration is no longer required; or

•	combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES

Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

•	the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus

•	interest at a rate of at least 4% per year; plus

•	any excess interest which we credit and any amounts transferred into the General Account; less

•	the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in an Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

•	the initial units purchased at the unit value on the Issue Date; plus

•	units purchased with additional net premiums; plus

•	units purchased via transfers from another Division, the General Account, or the Loan Account; minus

•	units redeemed to pay for monthly deductions; minus

•	units redeemed to pay for partial withdrawals; minus

•	units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

•	the value of the net assets of the Division at the end of the preceding Valuation Period; plus

•	the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus

•	the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

•

any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

•	the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by

•	aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee’s employment.

Death benefit proceeds equal:

•	the death benefit (described below); plus

•	any additional insurance provided by rider; minus

•	any unpaid monthly deductions; minus

•	any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Payment of the Death Benefit

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy—Postponement of Payments.” The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured’s death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

Death Benefit Options

The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.

Under Option A, the death benefit is:

•	the current Face Amount of the Policy or, if greater,

•	the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

•	the current Face Amount plus the Cash Value of the Policy or, if greater,

•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions—Cost of Insurance Charge.”)

Accelerated Death Benefits

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy’s death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See “General Matters Relating to the Policy—Postponement of Payments.”) Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our

Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See “The General Account—Restrictions on Partial Withdrawals and Transfers from the General Account.”) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or –the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B—that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits—Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available within the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:

•	We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative

Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.

•

The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

•	We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

•	The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Restrictions on Frequent Transfers. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.

American Funds Global Growth Fund

American Funds Global Small Capitalization Fund

American Funds High-Income Bond Fund

American Funds International Fund

American Funds New World Fund®

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

MetLife Russell 2000® Index Portfolio

MFS® New Discovery Series

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Automatic Investment Strategies

Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the American Funds Ultra-Short Bond Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the American Funds Ultra-Short Bond Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

Loans

Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c), where

(a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested;

(b) is the amount of any outstanding Indebtedness; and

(c) is any contingent deferred sales charges.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account -and the General Account in the same proportion that the Policy’s Cash Value in each Division -and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions -and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions -and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Certificate is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee’s employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee’s eligibility during the reinstatement period. We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)

When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option (i) if the Insured’s employment terminates, or (ii) if the Insured’s membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Internet Requests

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

Reinstatement

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.

Reinstatement is subject to the following conditions:

•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

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Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

•	the death benefit, cash and loan benefits under the Policy

•	investment options, including premium allocations

•	administration of elective options

•	the distribution of reports to Owners

Costs and expenses we incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

•	overhead and other expenses for providing services and benefits

•	sales and marketing expenses

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

Transaction Charges

Premium Expense Charge. For certain Policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:

•	Any applicable premium expense charge; minus

•	The premium tax charge (described below)

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Contingent Deferred Sales Charge. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

•	The commission rate paid to the broker-dealer distributing the Policy,

•	The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,

•	Whether the event is a full surrender or lapse or decrease in Face Amount,

•	The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and

•	The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.

Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy’s specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.

Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.

Contingent Deferred Sales Charge Percentage Table

Policy Year(1)	Percentage of the CDSL Payable:
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and later	0%

(1)	For requested increases, years are measured from the effective date of the increase.

Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy’s Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted

Periodic Charges

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division -and the General Account in the same proportion that the Policy’s Cash Value in each Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

•	the cost of insurance charge;

•	a monthly administrative charge;

•	the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount—whether by the Owner’s request or resulting from a partial withdrawal—will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

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Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

•	Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

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Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

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Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value. This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

Federal Taxes

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)

Variations in Charges

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

Fund Charges and Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and “Fee Tables—Fund Charges and Expenses” in this prospectus.

FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a “material change,” the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

(1)

All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income. Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through year 2025.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

•	Waiver of Monthly Deductions Rider

•	Children’s Life Insurance Rider

•	Spouse’s Life Insurance Rider

•	Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES

Distributing the Policies

MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)

Commissions Paid to Selling Firms

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.

Compensation Paid to Selling Firms and Other Intermediaries

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (e.g., number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.

Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

Premium Payments

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

Termination

Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits—Eligibility Change Conversion.”)

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone,

fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account A are contained in the Statement of Additional Information (SAI).

The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY

Administrative Office – The service office of the Company. From May 1, 2020 through August 31, 2020, the mailing address is: MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. On and After September 1, 2020, the mailing address is: MetLife GVUL; Suite 101; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies – The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.

Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.

Contractholder – The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.

Employee – A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.

General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum annual effective rate in effect on the issue date of your Group Policy, which in no event will be lower than 4%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The General Account is part of the Company’s general account.

Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee’s spouse.

Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.

Investment Start Date – The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company’s Administrative Office.

Issue Age – The Insured’s Age as of the date the Policy is issued.

Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.

Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly

Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.

Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee’s spouse.

Policy Anniversary – The same date each year as the Issue Date.

Policy Month – A month beginning on the Monthly Anniversary.

Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission) – The Securities and Exchange Commission.

Separate Account – Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse – An employee’s legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date – Each day that the New York Stock Exchange is open for regular trading.

Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, other information about us and the Policy, and reports and other information about the Separate Account. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICIES

(AFIS)

Issued by

METROPOLITAN LIFE INSURANCE COMPANY

(DEPOSITOR)

200 Park Avenue

New York, NY 10166

PARAGON SEPARATE ACCOUNT A

(REGISTRANT)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

This Statement of Additional Information (“SAI”) contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company (“MetLife” or the “Company”) for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as “Policy” or “Policies.”

This SAI is not a prospectus, and should be read together with the prospectus dated May 1, 2020 for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

Direct all correspondence and inquiries to the Administrative Office:

MetLife GVUL

Administrative Office from May 1, 2020 through August 31, 2020:

Mail Code A2-10

13045 Tesson Ferry Road

St. Louis Mo 63128

Administrative Office on and after September 1, 2020:

Suite 101

11330 Olive Boulevard

St. Louis, Mo 63141

Phone number: (800) 756-0124

STATEMENT OF ADDITIONAL INFORMATION

-i-

ADDITIONAL POLICY INFORMATION

The Policy

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy’s Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

Incontestability

In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy’s validity or may resist a claim under the Policy.

We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

Misstatement of Age

If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

Assignment

An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

We will be bound by an assignment of a Policy only if:

•	it is in writing;

•	the original instrument or a certified copy is filed with us at our Administrative Office; and

•	we send an acknowledged copy to the Owner.

We are not responsible for determining the validity of any assignment.

Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner’s estate.

Changing Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax adviser before doing so.

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Changing Death Benefit Options

An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy’s death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.

Changing the death benefit option may have tax consequences.

If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

Determination of Cash Value in Each Separate Account Division

Using the “net investment factor” computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

•	the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division’s Net Investment Factor (defined below) for the current Valuation Period; plus

•	any net premium payments allocated to the Division during the current Valuation Period; plus

•	any loan repayments allocated to the Division during the current Valuation Period; plus

•

any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; plus

•	that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

•	any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

•	any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

•

(if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

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The Net Investment Factor for each Division for a Valuation Period equals:

•	the value of the assets at the end of the preceding Valuation Period; plus

•	the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

•	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

•

any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

•

a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.75%); divided by

•	the value of the assets at the end of the preceding Valuation Period.

Cost of Insurance

Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).

Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated

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separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS

The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

Waiver of Monthly Deductions Rider

This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

Children’s Life Insurance Rider

This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse’s Life Insurance Rider

This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Accelerated Death Benefit Settlement Option Rider

This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a

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nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable “benefit factor” multiplied by the difference of (a) minus (b), where (a) equals the Policy’s death benefit proceeds, and (b) equals the Policy’s Cash Surrender Value. The “benefit factor”, in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

DISTRIBUTION OF THE POLICIES

Information about the distribution of the Policies is contained in the prospectus. (See “Distribution of the Policies.”) Additional information is provided below.

While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives (“selling firms”).

Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Principal Underwriter	Aggregate Amount of Commissions Retained by Principal Underwriter
2019	$0	$0
2018	$29	$0
2017	$21,646	$0

We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

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MORE INFORMATION ABOUT THE COMPANY

The Company

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $280.6 billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2019. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company (“Paragon”), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

Upon consummation of the merger, Paragon’s separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon’s liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contract holder of MetLife.

Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon’s main business was writing individual and group life insurance policies.

Paragon was a wholly owned subsidiary of General American Life Insurance Company (“General American”), a Missouri life insurance company that was wholly owned by Metropolitan Life Insurance Company. Insurance obligations under Contracts originally issued by Paragon prior to May 1, 2006 and assumed by MetLife as a result of the merger of Paragon with MetLife on May 1, 2006, were guaranteed by General American. Effective, as of the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company (“Met Tower Life”) and Met Tower Life replaced General American as the issuer of this guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies

7

equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, New York 10166.

OTHER INFORMATION

Potential Conflicts of Interest

In addition to the Separate Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

Safekeeping of Separate Account Assets

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

Records and Reports

We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

•

the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value;

8

•	the current Cash Surrender Value;

•	the current death benefit;

•	the current amount of any Indebtedness;

•	any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions); and

•	any other information required by law.

We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

Independent Registered Public Accounting Firm

The financial statements comprising each of the Divisions of Paragon Separate Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Independent Auditors

The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

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Advertisements

We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners (“NAIC”), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Financial Statements

The Company’s financial statements and the financial statements of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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APPENDIX

DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

Attained Age	Applicable Percentage	Attained Age	Applicable Percentage
40	250%	61	128%
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or older	100
60	130

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Paragon Separate Account A (the "Separate Account") of Metropolitan Life
Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2019, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the
Company as of December 31, 2019, the results of their operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 27, 2020

We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2019

                                                                                                                  AMERICAN FUNDS(R)
                                           AMERICAN FUNDS(R)       AMERICAN FUNDS(R)      AMERICAN FUNDS(R)         GLOBAL SMALL
                                           ASSET ALLOCATION              BOND               GLOBAL GROWTH          CAPITALIZATION
                                               DIVISION                DIVISION               DIVISION                DIVISION
                                         --------------------   ---------------------   --------------------    --------------------

ASSETS:
   Investments at fair value..........   $          9,224,190   $           2,078,223   $          7,060,592    $          5,604,856
   Due from Metropolitan Life
     Insurance Company................                     --                       2                     --                      --
                                         --------------------   ---------------------   --------------------    --------------------
        Total Assets..................              9,224,190               2,078,225              7,060,592               5,604,856
                                         --------------------   ---------------------   --------------------    --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company................                      6                      --                     12                      13
                                         --------------------   ---------------------   --------------------    --------------------
        Total Liabilities.............                      6                      --                     12                      13
                                         --------------------   ---------------------   --------------------    --------------------

NET ASSETS............................   $          9,224,184   $           2,078,225   $          7,060,580    $          5,604,843
                                         ====================   =====================   ====================    ====================

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                  AMERICAN FUNDS(R)     AMERICAN FUNDS(R)     AMERICAN FUNDS(R)    AMERICAN FUNDS(R)
                                       GROWTH             GROWTH-INCOME       HIGH-INCOME BOND       INTERNATIONAL
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $         66,799,114  $         39,301,954  $          6,074,457  $         11,490,108
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........            66,799,114            39,301,954             6,074,457            11,490,108
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   121                    68                    --                    15
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                   121                    68                    --                    15
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $         66,798,993  $         39,301,886  $          6,074,457  $         11,490,093
                                ====================  ====================  ====================  ====================

                                                        AMERICAN FUNDS(R)                           BHFTI BRIGHTHOUSE/
                                  AMERICAN FUNDS(R)     U.S. GOVERNMENT/       AMERICAN FUNDS(R)     ABERDEEN EMERGING
                                      NEW WORLD       AAA-RATED SECURITIES     ULTRA-SHORT BOND       MARKETS EQUITY
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  --------------------

ASSETS:
   Investments at fair value..  $          3,312,543   $          3,642,973  $          5,329,943  $            421,754
   Due from Metropolitan Life
     Insurance Company........                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........             3,312,543              3,642,973             5,329,943               421,754
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     4                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                     4                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $          3,312,539   $          3,642,973  $          5,329,943  $            421,754
                                ====================  =====================  ====================  ====================

                                   BHFTII METLIFE         FIDELITY(R) VIP
                                RUSSELL 2000(R) INDEX       CONTRAFUND
                                      DIVISION               DIVISION
                                ---------------------  --------------------

ASSETS:
   Investments at fair value..  $          1,105,424   $          5,672,567
   Due from Metropolitan Life
     Insurance Company........                    --                     --
                                ---------------------  --------------------
        Total Assets..........             1,105,424              5,672,567
                                ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     1                      7
                                ---------------------  --------------------
        Total Liabilities.....                     1                      7
                                ---------------------  --------------------

NET ASSETS....................  $          1,105,423   $          5,672,560
                                =====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2019

                                   FIDELITY(R) VIP        FIDELITY(R) VIP         FIDELITY(R) VIP       FIDELITY(R) VIP
                                    EQUITY-INCOME          FREEDOM 2010            FREEDOM 2020          FREEDOM 2030
                                      DIVISION               DIVISION                DIVISION              DIVISION
                                ---------------------  ---------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value..  $           3,646,901  $             560,874  $           2,210,401  $          5,572,827
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                    --
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Assets..........              3,646,901                560,874              2,210,401             5,572,827
                                ---------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                      6                      1                      2                     5
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                      6                      1                      2                     5
                                ---------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $           3,646,895  $             560,873  $           2,210,399  $          5,572,822
                                =====================  =====================  =====================  ====================

                                    FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                                     FREEDOM 2040          FREEDOM 2050            INDEX 500               MID CAP
                                       DIVISION              DIVISION              DIVISION               DIVISION
                                ---------------------  --------------------  ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $           2,778,501  $          1,368,016  $           7,333,300  $           6,809,092
   Due from Metropolitan Life
      Insurance Company.......                     --                    --                     --                     --
                                ---------------------  --------------------  ---------------------  ---------------------
        Total Assets..........              2,778,501             1,368,016              7,333,300              6,809,092
                                ---------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                      4                     2                     14                     13
                                ---------------------  --------------------  ---------------------  ---------------------
        Total Liabilities.....                      4                     2                     14                     13
                                ---------------------  --------------------  ---------------------  ---------------------

NET ASSETS....................  $           2,778,497  $          1,368,014  $           7,333,286  $           6,809,079
                                =====================  ====================  =====================  =====================

                                      MFS(R) VIT             MFS(R) VIT
                                        GROWTH              NEW DISCOVERY
                                       DIVISION               DIVISION
                                ---------------------  ---------------------

ASSETS:
   Investments at fair value..  $           1,929,602  $           1,799,035
   Due from Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Assets..........              1,929,602              1,799,035
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                      3                      1
                                ---------------------  ---------------------
        Total Liabilities.....                      3                      1
                                ---------------------  ---------------------

NET ASSETS....................  $           1,929,599  $           1,799,034
                                =====================  =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2019

                                                                                                                     MFS(R) VIT
                                                                                                                    TOTAL RETURN
                                                                                                                      DIVISION
                                                                                                                --------------------

ASSETS:
   Investments at fair value.................................................................................   $          1,108,008
   Due from Metropolitan Life
     Insurance Company.......................................................................................                     --
                                                                                                                --------------------
        Total Assets.........................................................................................              1,108,008
                                                                                                                --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.......................................................................................                     --
                                                                                                                --------------------
        Total Liabilities....................................................................................                     --
                                                                                                                --------------------

NET ASSETS...................................................................................................   $          1,108,008
                                                                                                                ====================

 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                              AMERICAN FUNDS(R) ASSET ALLOCATION
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2019                   2018                    2017
                                              --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends.............................  $            184,585   $            148,643    $            153,874
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                62,477                 65,496                  69,605
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....               122,108                 83,147                  84,269
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               391,565                365,372                 390,443
      Realized gains (losses) on sale of
         investments........................               130,858                373,564                 360,361
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......               522,423                738,936                 750,804
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................               844,890            (1,193,658)                 434,135
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             1,367,313              (454,722)               1,184,939
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          1,489,421   $          (371,575)    $          1,269,208
                                              ====================   ====================    ====================

                                                                    AMERICAN FUNDS(R) BOND
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2019                   2018                    2017
                                              --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends.............................  $             56,267   $             52,038    $             44,935
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                15,356                 15,228                  15,784
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....                40,911                 36,810                  29,151
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                  2,767                  30,434
      Realized gains (losses) on sale of
         investments........................                 6,260               (12,333)                 (1,241)
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......                 6,260                (9,566)                  29,193
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................               125,347               (53,401)                   4,719
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               131,607               (62,967)                  33,912
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            172,518   $           (26,157)    $             63,063
                                              ====================   ====================    ====================

                                                                AMERICAN FUNDS(R) GLOBAL GROWTH
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2019                   2018                    2017
                                              --------------------   ---------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $             86,377   $              56,771   $             49,470
                                              --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                48,001                  46,698                 40,574
                                              --------------------   ---------------------   --------------------
           Net investment income (loss).....                38,376                  10,073                  8,896
                                              --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               347,671                 416,512                151,300
      Realized gains (losses) on sale of
         investments........................               173,512                  87,747                139,273
                                              --------------------   ---------------------   --------------------
           Net realized gains (losses)......               521,183                 504,259                290,573
                                              --------------------   ---------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................             1,265,870             (1,084,085)              1,096,137
                                              --------------------   ---------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             1,787,053               (579,826)              1,386,710
                                              --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          1,825,429   $           (569,753)   $          1,395,606
                                              ====================   =====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                       AMERICAN FUNDS(R)
                                                                  GLOBAL SMALL CAPITALIZATION
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2019                   2018                    2017
                                              --------------------   --------------------    --------------------

INVESTMENT INCOME:
      Dividends.............................  $             20,298   $             17,567    $             32,368
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                39,732                 41,248                  37,503
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....              (19,434)               (23,681)                 (5,135)
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               312,914                248,486                      --
      Realized gains (losses) on sale of
         investments........................               158,591                127,641                  97,527
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......               471,505                376,127                  97,527
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................               878,969              (890,534)                 993,051
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             1,350,474              (514,407)               1,090,578
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          1,331,040   $          (538,088)    $          1,085,443
                                              ====================   ====================    ====================

                                                                   AMERICAN FUNDS(R) GROWTH
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $            608,635   $            409,379   $            417,037
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................               478,328                475,397                447,234
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....               130,307               (66,018)               (30,197)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........             6,342,479              5,899,210              5,510,467
      Realized gains (losses) on sale of
         investments........................               813,589              1,942,135              1,640,224
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......             7,156,068              7,841,345              7,150,691
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................             8,554,134            (7,802,703)              6,634,330
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......            15,710,202                 38,642             13,785,021
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $         15,840,509   $           (27,376)   $         13,754,824
                                              ====================   ====================   ====================

                                                                 AMERICAN FUNDS(R) GROWTH-INCOME
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2019                    2018                   2017
                                              --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $            703,363    $            610,908   $            571,338
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................               291,732                 295,145                272,435
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....               411,631                 315,763                298,903
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........             3,728,377               2,529,840              2,213,246
      Realized gains (losses) on sale of
         investments........................               569,618               1,075,511                681,463
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......             4,297,995               3,605,351              2,894,709
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................             3,615,972             (4,536,265)              3,661,411
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             7,913,967               (930,914)              6,556,120
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          8,325,598    $          (615,151)   $          6,855,023
                                              ====================    ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                              AMERICAN FUNDS(R) HIGH-INCOME BOND
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $            385,660   $            372,832   $            398,099
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                46,023                 45,026                 45,105
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....               339,637                327,806                352,994
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................              (45,449)               (29,172)               (18,894)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......              (45,449)               (29,172)               (18,894)
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................               378,020              (466,454)                 34,349
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               332,571              (495,626)                 15,455
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            672,208   $          (167,820)   $            368,449
                                              ====================   ====================   ====================

                                                                AMERICAN FUNDS(R) INTERNATIONAL
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $            183,740   $            216,149   $            168,857
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                84,182                 90,185                 88,886
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                99,558                125,964                 79,971
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               270,829                548,933                130,389
      Realized gains (losses) on sale of
        investments.........................                84,400                237,176                197,422
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               355,229                786,109                327,811
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................             1,676,899            (2,448,874)              2,640,932
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......             2,032,128            (1,662,765)              2,968,743
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          2,131,686   $        (1,536,801)   $          3,048,714
                                              ====================   ====================   ====================

                                                                  AMERICAN FUNDS(R) NEW WORLD
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $             36,429   $             31,931   $             33,796
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                23,199                 22,446                 21,192
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                13,230                  9,485                 12,604
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               112,459                 79,937                     --
      Realized gains (losses) on sale of
        investments.........................                78,238                 55,921                 21,212
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               190,697                135,858                 21,212
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................               529,545              (576,698)                662,972
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               720,242              (440,840)                684,184
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            733,472   $          (431,355)   $            696,788
                                              ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                       AMERICAN FUNDS(R)
                                                             U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $             81,890   $             71,495   $             53,520
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                28,405                 26,163                 25,929
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                53,485                 45,332                 27,591
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................                11,949               (18,337)                (6,264)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                11,949               (18,337)                (6,264)
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................               115,998               (20,086)                 15,015
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               127,947               (38,423)                  8,751
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            181,432   $              6,909   $             36,342
                                              ====================   ====================   ====================

                                                              AMERICAN FUNDS(R) ULTRA-SHORT BOND
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $            106,383   $             82,233   $             28,733
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                46,466                 47,872                 45,440
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                59,917                 34,361               (16,707)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................                23,275                  6,991                  2,497
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                23,275                  6,991                  2,497
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................              (18,404)                  3,830                  5,743
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                 4,871                 10,821                  8,240
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             64,788   $             45,182   $            (8,467)
                                              ====================   ====================   ====================

                                                      BHFTI BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $              8,172   $             12,881   $              5,634
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 3,130                  3,314                  3,620
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                 5,042                  9,567                  2,014
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................                 5,530                  3,856                 23,139
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                 5,530                  3,856                 23,139
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................                63,614               (82,246)                 97,849
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                69,144               (78,390)                120,988
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             74,186   $           (68,823)   $            123,002
                                              ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                               BHFTII METLIFE RUSSELL 2000(R) INDEX
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2019                    2018                    2017
                                              ---------------------   ---------------------    ---------------------

INVESTMENT INCOME:
      Dividends.............................  $              11,747   $              11,187    $               9,301
                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  7,485                   7,640                    5,718
                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....                  4,262                   3,547                    3,583
                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 94,167                  67,256                   30,507
      Realized gains (losses) on sale of
         investments........................                  4,602                  16,082                    7,549
                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......                 98,769                  83,338                   38,056
                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses)
         on investments.....................                111,962               (209,562)                   60,881
                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                210,731               (126,224)                   98,937
                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             214,993   $           (122,677)    $             102,520
                                              =====================   =====================    =====================

                                                                   FIDELITY(R) VIP CONTRAFUND
                                                                            DIVISION
                                              ---------------------------------------------------------------------
                                                      2019                    2018                    2017
                                              --------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends.............................  $             24,097    $              35,474   $              49,041
                                              --------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                39,178                   38,588                  37,912
                                              --------------------    ---------------------   ---------------------
           Net investment income (loss).....              (15,081)                  (3,114)                  11,129
                                              --------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               569,587                  448,870                 273,589
      Realized gains (losses) on sale of
         investments........................                63,639                  173,285                 227,268
                                              --------------------    ---------------------   ---------------------
           Net realized gains (losses)......               633,226                  622,155                 500,857
                                              --------------------    ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................               722,328                (910,587)                 449,534
                                              --------------------    ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             1,355,554                (288,432)                 950,391
                                              --------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          1,340,473    $           (291,546)   $             961,520
                                              ====================    =====================   =====================

                                                                   FIDELITY(R) VIP EQUITY-INCOME
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2019                    2018                    2017
                                              ---------------------   ---------------------    ---------------------

INVESTMENT INCOME:
      Dividends.............................  $              66,549   $              68,743    $              48,642
                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 24,169                  22,563                   20,903
                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....                 42,380                  46,180                   27,739
                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                197,143                 136,246                   56,928
      Realized gains (losses) on sale of
         investments........................                  (929)                  10,670                   28,251
                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......                196,214                 146,916                   85,179
                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses)
         on investments.....................                502,379               (462,670)                  204,479
                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                698,593               (315,754)                  289,658
                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             740,973   $           (269,574)    $             317,397
                                              =====================   =====================    =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                   FIDELITY(R) VIP FREEDOM 2010
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                      2019                     2018                    2017
                                              ---------------------   ---------------------    ---------------------

INVESTMENT INCOME:
      Dividends.............................  $              11,322   $               5,879    $               6,000
                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  3,682                   2,826                    2,725
                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....                  7,640                   3,053                    3,275
                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 15,819                  11,028                    7,231
      Realized gains (losses) on sale of
         investments........................                  4,533                   5,526                    1,255
                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......                 20,352                  16,554                    8,486
                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses)
         on investments.....................                 35,624                (36,304)                   29,671
                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                 55,976                (19,750)                   38,157
                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $              63,616   $            (16,697)    $              41,432
                                              =====================   =====================    =====================

                                                                   FIDELITY(R) VIP FREEDOM 2020
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2019                    2018                    2017
                                              ---------------------   ----------------------   ---------------------

INVESTMENT INCOME:
      Dividends.............................  $              42,945   $               27,670   $              26,998
                                              ---------------------   ----------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 14,784                   12,708                  14,065
                                              ---------------------   ----------------------   ---------------------
           Net investment income (loss).....                 28,161                   14,962                  12,933
                                              ---------------------   ----------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                100,627                   52,271                  52,392
      Realized gains (losses) on sale of
         investments........................                 11,558                   37,540                  48,227
                                              ---------------------   ----------------------   ---------------------
           Net realized gains (losses)......                112,185                   89,811                 100,619
                                              ---------------------   ----------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                198,524                (219,443)                 158,189
                                              ---------------------   ----------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                310,709                (129,632)                 258,808
                                              ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             338,870   $            (114,670)   $             271,741
                                              =====================   ======================   =====================

                                                                   FIDELITY(R) VIP FREEDOM 2030
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2019                    2018                     2017
                                              ---------------------    ---------------------   ---------------------

INVESTMENT INCOME:
      Dividends.............................  $             103,212    $              60,467   $              47,192
                                              ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 36,684                   31,772                  25,653
                                              ---------------------    ---------------------   ---------------------
           Net investment income (loss).....                 66,528                   28,695                  21,539
                                              ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                160,418                  105,642                 119,657
      Realized gains (losses) on sale of
         investments........................                 25,532                   90,775                 107,403
                                              ---------------------    ---------------------   ---------------------
           Net realized gains (losses)......                185,950                  196,417                 227,060
                                              ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                749,483                (611,891)                 373,991
                                              ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                935,433                (415,474)                 601,051
                                              ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           1,001,961    $           (386,779)   $             622,590
                                              =====================    =====================   =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                   FIDELITY(R) VIP FREEDOM 2040
                                                                             DIVISION
                                              -----------------------------------------------------------------------
                                                      2019                     2018                     2017
                                              ---------------------   ----------------------   ----------------------

INVESTMENT INCOME:
      Dividends.............................  $              45,820   $               24,206   $               20,645
                                              ---------------------   ----------------------   ----------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 17,764                   15,018                   11,669
                                              ---------------------   ----------------------   ----------------------
            Net investment income (loss)....                 28,056                    9,188                    8,976
                                              ---------------------   ----------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 77,798                   40,460                   47,575
      Realized gains (losses) on sale of
         investments........................                 25,077                   18,033                   18,374
                                              ---------------------   ----------------------   ----------------------
            Net realized gains (losses).....                102,875                   58,493                   65,949
                                              ---------------------   ----------------------   ----------------------
      Change in unrealized gains (losses)
         on investments.....................                428,255                (293,202)                  236,401
                                              ---------------------   ----------------------   ----------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                531,130                (234,709)                  302,350
                                              ---------------------   ----------------------   ----------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             559,186   $            (225,521)   $              311,326
                                              =====================   ======================   ======================

                                                                   FIDELITY(R) VIP FREEDOM 2050
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                      2019                     2018                     2017
                                              ---------------------   ----------------------   ---------------------

INVESTMENT INCOME:
      Dividends.............................  $              21,993   $               11,430   $              10,010
                                              ---------------------   ----------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  8,653                    6,919                   5,469
                                              ---------------------   ----------------------   ---------------------
            Net investment income (loss)....                 13,340                    4,511                   4,541
                                              ---------------------   ----------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 34,439                   23,449                  24,482
      Realized gains (losses) on sale of
         investments........................                 14,600                   24,189                  14,481
                                              ---------------------   ----------------------   ---------------------
            Net realized gains (losses).....                 49,039                   47,638                  38,963
                                              ---------------------   ----------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                211,465                (158,120)                 102,830
                                              ---------------------   ----------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                260,504                (110,482)                 141,793
                                              ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             273,844   $            (105,971)   $             146,334
                                              =====================   ======================   =====================

                                                                     FIDELITY(R) VIP INDEX 500
                                                                             DIVISION
                                              -----------------------------------------------------------------------
                                                       2019                    2018                     2017
                                              ---------------------    ---------------------   ----------------------

INVESTMENT INCOME:
      Dividends.............................  $             131,123    $             112,352   $               91,406
                                              ---------------------    ---------------------   ----------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 49,237                   44,343                   36,772
                                              ---------------------    ---------------------   ----------------------
            Net investment income (loss)....                 81,886                   68,009                   54,634
                                              ---------------------    ---------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 95,566                   27,682                   15,241
      Realized gains (losses) on sale of
         investments........................                184,494                  195,065                  121,259
                                              ---------------------    ---------------------   ----------------------
            Net realized gains (losses).....                280,060                  222,747                  136,500
                                              ---------------------    ---------------------   ----------------------
      Change in unrealized gains (losses)
         on investments.....................              1,347,721                (600,277)                  740,947
                                              ---------------------    ---------------------   ----------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              1,627,781                (377,530)                  877,447
                                              ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           1,709,667    $           (309,521)   $              932,081
                                              =====================    =====================   ======================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                     FIDELITY(R) VIP MID CAP
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2019                    2018                   2017
                                              --------------------    --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $             55,221    $             42,244   $             40,283
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                46,937                  48,383                 42,263
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....                 8,284                 (6,139)                (1,980)
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               646,650                 527,427                251,762
      Realized gains (losses) on sale of
         investments........................              (22,041)                  36,463                 58,882
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               624,609                 563,890                310,644
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................               590,584             (1,536,318)                724,172
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             1,215,193               (972,428)              1,034,816
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          1,223,477    $          (978,567)   $          1,032,836
                                              ====================    ====================   ====================

                                                                       MFS(R) VIT GROWTH
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $                 --   $              1,174   $                984
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                11,892                  9,521                  6,781
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....              (11,892)                (8,347)                (5,797)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               146,461                 87,138                 37,242
      Realized gains (losses) on sale of
         investments........................                31,355                 56,546                 27,980
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               177,816                143,684                 65,222
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................               300,664              (115,289)                176,607
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               478,480                 28,395                241,829
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            466,588   $             20,048   $            236,032
                                              ====================   ====================   ====================

                                                                   MFS(R) VIT NEW DISCOVERY
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2019                   2018                   2017
                                              --------------------   --------------------   --------------------

INVESTMENT INCOME:
      Dividends.............................  $                 --   $                 --   $                 --
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                11,913                 10,107                  7,510
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....              (11,913)               (10,107)                (7,510)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               285,096                178,400                 20,179
      Realized gains (losses) on sale of
         investments........................                19,517                 25,905                  1,450
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               304,613                204,305                 21,629
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................               227,856              (250,513)                219,220
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               532,469               (46,208)                240,849
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            520,556   $           (56,315)   $            233,339
                                              ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                       MFS(R) VIT TOTAL RETURN
                                                                                              DIVISION
                                                                --------------------------------------------------------------------
                                                                        2019                    2018                   2017
                                                                ---------------------   --------------------   ---------------------

INVESTMENT INCOME:
      Dividends..............................................   $              24,345   $             19,985   $              20,054
                                                                ---------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................................                   7,595                  6,819                   8,055
                                                                ---------------------   --------------------   ---------------------
           Net investment income (loss)......................                  16,750                 13,166                  11,999
                                                                ---------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions............................                  27,711                 40,721                  23,336
      Realized gains (losses) on sale of
         investments.........................................                   3,408                  4,654                  81,432
                                                                ---------------------   --------------------   ---------------------
           Net realized gains (losses).......................                  31,119                 45,375                 104,768
                                                                ---------------------   --------------------   ---------------------
      Change in unrealized gains (losses)
         on investments......................................                 127,796              (117,166)                   3,955
                                                                ---------------------   --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments.......................                 158,915               (71,791)                 108,723
                                                                ---------------------   --------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........................   $             175,665   $           (58,625)   $             120,722
                                                                =====================   ====================   =====================

 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                         AMERICAN FUNDS(R) ASSET ALLOCATION
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                   2018                    2017
                                                         --------------------   --------------------    --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            122,108   $             83,147    $             84,269
   Net realized gains (losses).........................               522,423                738,936                 750,804
   Change in unrealized gains (losses) on investments..               844,890            (1,193,658)                 434,135
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,489,421              (371,575)               1,269,208
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               630,817                623,037                 682,107
   Net transfers (including fixed account).............               930,188              (210,208)                (30,381)
   Policy charges......................................             (535,801)              (496,322)               (524,162)
   Transfers for Policy benefits and terminations......             (518,471)            (1,391,928)               (634,173)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               506,733            (1,475,421)               (506,609)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             1,996,154            (1,846,996)                 762,599
NET ASSETS:
   Beginning of year...................................             7,228,030              9,075,026               8,312,427
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          9,224,184   $          7,228,030    $          9,075,026
                                                         ====================   ====================    ====================

                                                                               AMERICAN FUNDS(R) BOND
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                   2018                    2017
                                                         --------------------   --------------------    --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             40,911   $             36,810    $             29,151
   Net realized gains (losses).........................                 6,260                (9,566)                  29,193
   Change in unrealized gains (losses) on investments..               125,347               (53,401)                   4,719
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               172,518               (26,157)                  63,063
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               288,911                284,627                 280,258
   Net transfers (including fixed account).............                12,996               (94,441)                 (2,264)
   Policy charges......................................             (113,750)              (108,371)               (116,780)
   Transfers for Policy benefits and terminations......             (234,929)              (191,038)               (123,568)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (46,772)              (109,223)                  37,646
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............               125,746              (135,380)                 100,709
NET ASSETS:
   Beginning of year...................................             1,952,479              2,087,859               1,987,150
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          2,078,225   $          1,952,479    $          2,087,859
                                                         ====================   ====================    ====================

                                                                           AMERICAN FUNDS(R) GLOBAL GROWTH
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                   2018                    2017
                                                         --------------------   ---------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             38,376   $              10,073   $              8,896
   Net realized gains (losses).........................               521,183                 504,259                290,573
   Change in unrealized gains (losses) on investments..             1,265,870             (1,084,085)              1,096,137
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,825,429               (569,753)              1,395,606
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               535,317                 531,438                427,905
   Net transfers (including fixed account).............             (141,638)               (108,316)                172,763
   Policy charges......................................             (291,792)               (284,945)              (265,927)
   Transfers for Policy benefits and terminations......             (227,823)               (185,145)              (556,464)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (125,936)                (46,968)              (221,723)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............             1,699,493               (616,721)              1,173,883
NET ASSETS:
   Beginning of year...................................             5,361,087               5,977,808              4,803,925
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $          7,060,580   $           5,361,087   $          5,977,808
                                                         ====================   =====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                    AMERICAN FUNDS(R) GLOBAL SMALL CAPITALIZATION
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                   2018                    2017
                                                         --------------------   --------------------    --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (19,434)   $           (23,681)    $            (5,135)
   Net realized gains (losses).........................               471,505                376,127                  97,527
   Change in unrealized gains (losses) on investments..               878,969              (890,534)                 993,051
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,331,040              (538,088)               1,085,443
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               492,367                505,097                 486,633
   Net transfers (including fixed account).............             (156,100)              (329,016)                   4,379
   Policy charges......................................             (249,539)              (246,335)               (253,699)
   Transfers for Policy benefits and terminations......             (236,794)              (242,790)               (311,280)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (150,066)              (313,044)                (73,967)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             1,180,974              (851,132)               1,011,476
NET ASSETS:
   Beginning of year...................................             4,423,869              5,275,001               4,263,525
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          5,604,843   $          4,423,869    $          5,275,001
                                                         ====================   ====================    ====================

                                                                              AMERICAN FUNDS(R) GROWTH
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            130,307   $           (66,018)   $           (30,197)
   Net realized gains (losses).........................             7,156,068              7,841,345              7,150,691
   Change in unrealized gains (losses) on investments..             8,554,134            (7,802,703)              6,634,330
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................            15,840,509               (27,376)             13,754,824
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             2,613,593              2,635,771              2,669,615
   Net transfers (including fixed account).............             (386,321)            (1,296,748)            (1,058,473)
   Policy charges......................................           (2,249,435)            (2,179,971)            (2,189,606)
   Transfers for Policy benefits and terminations......           (2,660,880)            (4,695,810)            (5,541,228)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................           (2,683,043)            (5,536,758)            (6,119,692)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............            13,157,466            (5,564,134)              7,635,132
NET ASSETS:
   Beginning of year...................................            53,641,527             59,205,661             51,570,529
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         66,798,993   $         53,641,527   $         59,205,661
                                                         ====================   ====================   ====================

                                                                            AMERICAN FUNDS(R) GROWTH-INCOME
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                    2018                   2017
                                                         --------------------    --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            411,631    $            315,763   $            298,903
   Net realized gains (losses).........................             4,297,995               3,605,351              2,894,709
   Change in unrealized gains (losses) on investments..             3,615,972             (4,536,265)              3,661,411
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             8,325,598               (615,151)              6,855,023
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             1,785,463               1,857,699              1,961,270
   Net transfers (including fixed account).............             (524,093)               (165,185)                171,443
   Policy charges......................................           (1,537,588)             (1,530,572)            (1,600,818)
   Transfers for Policy benefits and terminations......           (2,505,891)             (3,130,917)            (2,698,590)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................           (2,782,109)             (2,968,975)            (2,166,695)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             5,543,489             (3,584,126)              4,688,328
NET ASSETS:
   Beginning of year...................................            33,758,397              37,342,523             32,654,195
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $         39,301,886    $         33,758,397   $         37,342,523
                                                         ====================    ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                         AMERICAN FUNDS(R) HIGH-INCOME BOND
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            339,637   $            327,806   $            352,994
   Net realized gains (losses).........................              (45,449)               (29,172)               (18,894)
   Change in unrealized gains (losses) on investments..               378,020              (466,454)                 34,349
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               672,208              (167,820)                368,449
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               532,670                546,333                553,037
   Net transfers (including fixed account).............             (166,810)               (42,594)               (69,308)
   Policy charges......................................             (320,370)              (311,591)              (342,345)
   Transfers for Policy benefits and terminations......             (333,488)              (235,110)              (410,821)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (287,998)               (42,962)              (269,437)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               384,210              (210,782)                 99,012
NET ASSETS:
   Beginning of year...................................             5,690,247              5,901,029              5,802,017
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          6,074,457   $          5,690,247   $          5,901,029
                                                         ====================   ====================   ====================

                                                                           AMERICAN FUNDS(R) INTERNATIONAL
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             99,558   $            125,964   $             79,971
   Net realized gains (losses).........................               355,229                786,109                327,811
   Change in unrealized gains (losses) on investments..             1,676,899            (2,448,874)              2,640,932
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             2,131,686            (1,536,801)              3,048,714
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               784,101                836,896                803,256
   Net transfers (including fixed account).............             (180,356)              (481,607)              (400,042)
   Policy charges......................................             (460,703)              (481,508)              (513,138)
   Transfers for Policy benefits and terminations......             (577,911)              (655,371)            (1,120,989)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (434,869)              (781,590)            (1,230,913)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             1,696,817            (2,318,391)              1,817,801
NET ASSETS:
   Beginning of year...................................             9,793,276             12,111,667             10,293,866
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $         11,490,093   $          9,793,276   $         12,111,667
                                                         ====================   ====================   ====================

                                                                             AMERICAN FUNDS(R) NEW WORLD
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             13,230   $              9,485   $             12,604
   Net realized gains (losses).........................               190,697                135,858                 21,212
   Change in unrealized gains (losses) on investments..               529,545              (576,698)                662,972
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               733,472              (431,355)                696,788
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               415,883                408,547                382,540
   Net transfers (including fixed account).............                 (689)              (259,469)                162,462
   Policy charges......................................             (185,380)              (178,020)              (176,075)
   Transfers for Policy benefits and terminations......             (205,929)              (142,436)              (411,884)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................                23,885              (171,378)               (42,957)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               757,357              (602,733)                653,831
NET ASSETS:
   Beginning of year...................................             2,555,182              3,157,915              2,504,084
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          3,312,539   $          2,555,182   $          3,157,915
                                                         ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                               AMERICAN FUNDS(R) U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             53,485   $             45,332   $             27,591
   Net realized gains (losses).........................                11,949               (18,337)                (6,264)
   Change in unrealized gains (losses) on investments..               115,998               (20,086)                 15,015
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               181,432                  6,909                 36,342
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               446,405                437,198                433,795
   Net transfers (including fixed account).............               432,651                255,191                  3,557
   Policy charges......................................             (239,704)              (215,206)              (234,518)
   Transfers for Policy benefits and terminations......             (735,552)              (348,681)              (228,100)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (96,200)                128,502               (25,266)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............                85,232                135,411                 11,076
NET ASSETS:
   Beginning of year...................................             3,557,741              3,422,330              3,411,254
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          3,642,973   $          3,557,741   $          3,422,330
                                                         ====================   ====================   ====================

                                                                         AMERICAN FUNDS(R) ULTRA-SHORT BOND
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             59,917   $             34,361   $           (16,707)
   Net realized gains (losses).........................                23,275                  6,991                  2,497
   Change in unrealized gains (losses) on investments..              (18,404)                  3,830                  5,743
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                64,788                 45,182                (8,467)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             1,165,077              1,134,330              1,171,476
   Net transfers (including fixed account).............             (921,890)                 77,890                 45,189
   Policy charges......................................             (801,771)              (802,006)              (809,879)
   Transfers for Policy benefits and terminations......             (217,181)              (380,849)              (256,840)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (775,765)                 29,365                149,946
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             (710,977)                 74,547                141,479
NET ASSETS:
   Beginning of year...................................             6,040,920              5,966,373              5,824,894
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          5,329,943   $          6,040,920   $          5,966,373
                                                         ====================   ====================   ====================

                                                                 BHFTI BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              5,042   $              9,567   $              2,014
   Net realized gains (losses).........................                 5,530                  3,856                 23,139
   Change in unrealized gains (losses) on investments..                63,614               (82,246)                 97,849
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                74,186               (68,823)                123,002
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                92,557                 92,456                 82,561
   Net transfers (including fixed account).............              (46,136)              (101,445)              (167,489)
   Policy charges......................................              (26,332)               (24,687)               (21,795)
   Transfers for Policy benefits and terminations......              (46,283)                (8,756)               (76,434)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (26,194)               (42,432)              (183,157)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............                47,992              (111,255)               (60,155)
NET ASSETS:
   Beginning of year...................................               373,762                485,017                545,172
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $            421,754   $            373,762   $            485,017
                                                         ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                          BHFTII METLIFE RUSSELL 2000(R) INDEX
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2019                    2018                    2017
                                                         ---------------------   ---------------------    ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               4,262   $               3,547    $               3,583
   Net realized gains (losses).........................                 98,769                  83,338                   38,056
   Change in unrealized gains (losses) on investments..                111,962               (209,562)                   60,881
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                214,993               (122,677)                  102,520
                                                         ---------------------   ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                185,172                 183,888                  139,488
   Net transfers (including fixed account).............               (68,384)                  34,661                   49,463
   Policy charges......................................               (51,102)                (53,499)                 (41,248)
   Transfers for Policy benefits and terminations......               (47,666)                (56,670)                 (31,253)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                 18,020                 108,380                  116,450
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets............                233,013                (14,297)                  218,970
NET ASSETS:
   Beginning of year...................................                872,410                 886,707                  667,737
                                                         ---------------------   ---------------------    ---------------------
   End of year.........................................  $           1,105,423   $             872,410    $             886,707
                                                         =====================   =====================    =====================

                                                                              FIDELITY(R) VIP CONTRAFUND
                                                                                       DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2019                    2018                    2017
                                                         --------------------    ---------------------   ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (15,081)    $             (3,114)   $              11,129
   Net realized gains (losses).........................               633,226                  622,155                 500,857
   Change in unrealized gains (losses) on investments..               722,328                (910,587)                 449,534
                                                         --------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................             1,340,473                (291,546)                 961,520
                                                         --------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               482,909                  494,760                 484,681
   Net transfers (including fixed account).............             (151,689)                   95,062               (473,053)
   Policy charges......................................             (210,699)                (193,976)               (189,738)
   Transfers for Policy benefits and terminations......             (176,008)                (792,428)               (593,569)
                                                         --------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (55,487)                (396,582)               (771,679)
                                                         --------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............             1,284,986                (688,128)                 189,841
NET ASSETS:
   Beginning of year...................................             4,387,574                5,075,702               4,885,861
                                                         --------------------    ---------------------   ---------------------
   End of year.........................................  $          5,672,560    $           4,387,574   $           5,075,702
                                                         ====================    =====================   =====================

                                                                              FIDELITY(R) VIP EQUITY-INCOME
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2019                    2018                    2017
                                                         ---------------------   ---------------------    ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              42,380   $              46,180    $              27,739
   Net realized gains (losses).........................                196,214                 146,916                   85,179
   Change in unrealized gains (losses) on investments..                502,379               (462,670)                  204,479
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                740,973               (269,574)                  317,397
                                                         ---------------------   ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                320,746                 325,839                  344,000
   Net transfers (including fixed account).............                 26,530                (23,552)                  224,175
   Policy charges......................................              (136,317)               (124,319)                (114,752)
   Transfers for Policy benefits and terminations......               (53,777)               (159,312)                (214,477)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                157,182                  18,656                  238,946
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets............                898,155               (250,918)                  556,343
NET ASSETS:
   Beginning of year...................................              2,748,740               2,999,658                2,443,315
                                                         ---------------------   ---------------------    ---------------------
   End of year.........................................  $           3,646,895   $           2,748,740    $           2,999,658
                                                         =====================   =====================    =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                              FIDELITY(R) VIP FREEDOM 2010
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                 2019                     2018                    2017
                                                         ---------------------   ---------------------    ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               7,640   $               3,053    $               3,275
   Net realized gains (losses).........................                 20,352                  16,554                    8,486
   Change in unrealized gains (losses) on investments..                 35,624                (36,304)                   29,671
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                 63,616                (16,697)                   41,432
                                                         ---------------------   ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                 48,445                  48,159                   62,094
   Net transfers (including fixed account).............                227,201                      --                       --
   Policy charges......................................               (16,326)                (13,651)                 (11,916)
   Transfers for Policy benefits and terminations......              (104,685)                (76,558)                 (14,185)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                154,635                (42,050)                   35,993
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets............                218,251                (58,747)                   77,425
NET ASSETS:
   Beginning of year...................................                342,622                 401,369                  323,944
                                                         ---------------------   ---------------------    ---------------------
   End of year.........................................  $             560,873   $             342,622    $             401,369
                                                         =====================   =====================    =====================

                                                                              FIDELITY(R) VIP FREEDOM 2020
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2019                    2018                    2017
                                                         ---------------------   ----------------------   ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              28,161   $               14,962   $              12,933
   Net realized gains (losses).........................                112,185                   89,811                 100,619
   Change in unrealized gains (losses) on investments..                198,524                (219,443)                 158,189
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                338,870                (114,670)                 271,741
                                                         ---------------------   ----------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                224,195                  185,084                 161,221
   Net transfers (including fixed account).............                109,093                 (96,427)                (53,529)
   Policy charges......................................              (107,626)                 (88,120)                (83,280)
   Transfers for Policy benefits and terminations......               (49,246)                 (34,527)                (91,351)
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                176,416                 (33,990)                (66,939)
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets............                515,286                (148,660)                 204,802
NET ASSETS:
   Beginning of year...................................              1,695,113                1,843,773               1,638,971
                                                         ---------------------   ----------------------   ---------------------
   End of year.........................................  $           2,210,399   $            1,695,113   $           1,843,773
                                                         =====================   ======================   =====================

                                                                              FIDELITY(R) VIP FREEDOM 2030
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2019                    2018                     2017
                                                         ---------------------    ---------------------   ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              66,528    $              28,695   $              21,539
   Net realized gains (losses).........................                185,950                  196,417                 227,060
   Change in unrealized gains (losses) on investments..                749,483                (611,891)                 373,991
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              1,001,961                (386,779)                 622,590
                                                         ---------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                669,746                  659,383                 558,984
   Net transfers (including fixed account).............                238,975                  382,645                (62,480)
   Policy charges......................................              (156,106)                (139,459)               (117,901)
   Transfers for Policy benefits and terminations......              (239,253)                 (34,615)               (537,712)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                513,362                  867,954               (159,109)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............              1,515,323                  481,175                 463,481
NET ASSETS:
   Beginning of year...................................              4,057,499                3,576,324               3,112,843
                                                         ---------------------    ---------------------   ---------------------
   End of year.........................................  $           5,572,822    $           4,057,499   $           3,576,324
                                                         =====================    =====================   =====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                              FIDELITY(R) VIP FREEDOM 2040
                                                                                        DIVISION
                                                         -----------------------------------------------------------------------
                                                                 2019                     2018                     2017
                                                         ---------------------   ----------------------   ----------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              28,056   $                9,188   $                8,976
   Net realized gains (losses).........................                102,875                   58,493                   65,949
   Change in unrealized gains (losses) on investments..                428,255                (293,202)                  236,401
                                                         ---------------------   ----------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................                559,186                (225,521)                  311,326
                                                         ---------------------   ----------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                521,783                  450,738                  360,757
   Net transfers (including fixed account).............                 38,212                 (23,619)                   72,554
   Policy charges......................................               (67,140)                 (55,034)                 (43,286)
   Transfers for Policy benefits and terminations......              (161,638)                (104,602)                 (80,128)
                                                         ---------------------   ----------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                331,217                  267,483                  309,897
                                                         ---------------------   ----------------------   ----------------------
      Net increase (decrease) in net assets............                890,403                   41,962                  621,223
NET ASSETS:
   Beginning of year...................................              1,888,094                1,846,132                1,224,909
                                                         ---------------------   ----------------------   ----------------------
   End of year.........................................  $           2,778,497   $            1,888,094   $            1,846,132
                                                         =====================   ======================   ======================

                                                                              FIDELITY(R) VIP FREEDOM 2050
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                 2019                     2018                     2017
                                                         ---------------------   ----------------------   ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              13,340   $                4,511   $               4,541
   Net realized gains (losses).........................                 49,039                   47,638                  38,963
   Change in unrealized gains (losses) on investments..                211,465                (158,120)                 102,830
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................                273,844                (105,971)                 146,334
                                                         ---------------------   ----------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                419,563                  355,054                 259,316
   Net transfers (including fixed account).............                  1,339                   40,828                (16,911)
   Policy charges......................................               (38,603)                 (31,309)                (27,018)
   Transfers for Policy benefits and terminations......              (203,361)                (187,462)               (109,846)
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                178,938                  177,111                 105,541
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets............                452,782                   71,140                 251,875
NET ASSETS:
   Beginning of year...................................                915,232                  844,092                 592,217
                                                         ---------------------   ----------------------   ---------------------
   End of year.........................................  $           1,368,014   $              915,232   $             844,092
                                                         =====================   ======================   =====================

                                                                                FIDELITY(R) VIP INDEX 500
                                                                                        DIVISION
                                                         -----------------------------------------------------------------------
                                                                  2019                    2018                     2017
                                                         ---------------------    ---------------------   ----------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              81,886    $              68,009   $               54,634
   Net realized gains (losses).........................                280,060                  222,747                  136,500
   Change in unrealized gains (losses) on investments..              1,347,721                (600,277)                  740,947
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................              1,709,667                (309,521)                  932,081
                                                         ---------------------    ---------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                813,146                  806,447                  814,558
   Net transfers (including fixed account).............              (311,023)                (162,494)                   65,688
   Policy charges......................................              (216,405)                (196,135)                (176,942)
   Transfers for Policy benefits and terminations......              (200,913)                (163,496)                (380,872)
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                 84,805                  284,322                  322,432
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets............              1,794,472                 (25,199)                1,254,513
NET ASSETS:
   Beginning of year...................................              5,538,814                5,564,013                4,309,500
                                                         ---------------------    ---------------------   ----------------------
   End of year.........................................  $           7,333,286    $           5,538,814   $            5,564,013
                                                         =====================    =====================   ======================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                               FIDELITY(R) VIP MID CAP
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              8,284   $            (6,139)   $            (1,980)
   Net realized gains (losses).........................               624,609                563,890                310,644
   Change in unrealized gains (losses) on investments..               590,584            (1,536,318)                724,172
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             1,223,477              (978,567)              1,032,836
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               818,277                802,793                771,971
   Net transfers (including fixed account).............              (51,266)              (146,199)               (79,239)
   Policy charges......................................             (281,800)              (280,668)              (264,510)
   Transfers for Policy benefits and terminations......             (250,984)              (288,557)              (353,104)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               234,227                 87,369                 75,118
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             1,457,704              (891,198)              1,107,954
NET ASSETS:
   Beginning of year...................................             5,351,375              6,242,573              5,134,619
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          6,809,079   $          5,351,375   $          6,242,573
                                                         ====================   ====================   ====================

                                                                                  MFS(R) VIT GROWTH
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2019                   2018                   2017
                                                         --------------------   --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (11,892)   $            (8,347)   $            (5,797)
   Net realized gains (losses).........................               177,816                143,684                 65,222
   Change in unrealized gains (losses) on investments..               300,664              (115,289)                176,607
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               466,588                 20,048                236,032
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               262,920                245,966                220,489
   Net transfers (including fixed account).............               150,152                159,885               (87,396)
   Policy charges......................................              (82,771)               (74,209)               (68,504)
   Transfers for Policy benefits and terminations......              (86,772)              (186,449)               (86,669)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               243,529                145,193               (22,080)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               710,117                165,241                213,952
NET ASSETS:
   Beginning of year...................................             1,219,482              1,054,241                840,289
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          1,929,599   $          1,219,482   $          1,054,241
                                                         ====================   ====================   ====================

                                                                               MFS(R) VIT NEW DISCOVERY
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2019                    2018                   2017
                                                         --------------------    --------------------   --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (11,913)    $           (10,107)   $            (7,510)
   Net realized gains (losses).........................               304,613                 204,305                 21,629
   Change in unrealized gains (losses) on investments..               227,856               (250,513)                219,220
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               520,556                (56,315)                233,339
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               164,755                 172,427                138,849
   Net transfers (including fixed account).............             (113,141)                  90,099                 85,186
   Policy charges......................................              (59,732)                (51,366)               (42,482)
   Transfers for Policy benefits and terminations......              (28,745)                (47,188)               (40,328)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (36,863)                 163,972                141,225
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............               483,693                 107,657                374,564
NET ASSETS:
   Beginning of year...................................             1,315,341               1,207,684                833,120
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $          1,799,034    $          1,315,341   $          1,207,684
                                                         ====================    ====================   ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                                                                                       MFS(R) VIT TOTAL RETURN
                                                                                              DIVISION
                                                                --------------------------------------------------------------------
                                                                        2019                    2018                   2017
                                                                ---------------------   --------------------   ---------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............................   $              16,750   $             13,166   $              11,999
   Net realized gains (losses)...............................                  31,119                 45,375                 104,768
   Change in unrealized gains (losses) on investments........                 127,796              (117,166)                   3,955
                                                                ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations......................................                 175,665               (58,625)                 120,722
                                                                ---------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners..............                 160,890                134,808                 150,247
   Net transfers (including fixed account)...................                    (77)               (17,253)               (777,640)
   Policy charges............................................                (62,839)               (60,818)                (66,720)
   Transfers for Policy benefits and terminations............                (42,357)               (23,051)                (52,377)
                                                                ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.............................                  55,617                 33,686               (746,490)
                                                                ---------------------   --------------------   ---------------------
     Net increase (decrease) in net assets...................                 231,282               (24,939)               (625,768)
NET ASSETS:
   Beginning of year.........................................                 876,726                901,665               1,527,433
                                                                ---------------------   --------------------   ---------------------
   End of year...............................................   $           1,108,008   $            876,726   $             901,665
                                                                =====================   ====================   =====================

 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT A
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account A (the "Separate Account"), a separate account of
Metropolitan Life Insurance Company (the "Company"), was established by the
Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30,
1987 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the
Company and the Separate Account became a separate account of the Company. The
Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission,
as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series(R) ("American Funds")
Brighthouse Funds Trust I ("BHFTI")
Brighthouse Funds Trust II ("BHFTII")
Fidelity(R) Variable Insurance Products ("Fidelity VIP")
MFS(R) Variable Insurance Trust ("MFS VIT")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate
Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner.

The following Divisions had net assets as of December 31, 2019:

American Funds(R) Asset Allocation Division              BHFTII MetLife Russell 2000(R) Index Division
American Funds(R) Bond Division                          Fidelity(R) VIP Contrafund Division
American Funds(R) Global Growth Division                 Fidelity(R) VIP Equity-Income Division
American Funds(R) Global Small Capitalization Division   Fidelity(R) VIP Freedom 2010 Division
American Funds(R) Growth Division                        Fidelity(R) VIP Freedom 2020 Division
American Funds(R) Growth-Income Division                 Fidelity(R) VIP Freedom 2030 Division
American Funds(R) High-Income Bond Division              Fidelity(R) VIP Freedom 2040 Division
American Funds(R) International Division                 Fidelity(R) VIP Freedom 2050 Division
American Funds(R) New World Division                     Fidelity(R) VIP Index 500 Division
American Funds(R) U.S. Government/AAA-Rated              Fidelity(R) VIP Mid Cap Division
   Securities Division                                   MFS(R) VIT Growth Division
American Funds(R) Ultra-Short Bond Division              MFS(R) VIT New Discovery Division
BHFTI Brighthouse/Aberdeen Emerging Markets              MFS(R) VIT Total Return Division
   Equity Division

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP")
applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial
Accounting Standards Board Accounting Standards Codification (ASC) Topic 946,
INVESTMENT COMPANIES.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The
Separate Accounts define fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate
Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Accounts investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC
820 fair value hierarchy.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").
Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

NET TRANSFERS
Assets transferred by the Policy owner into or out of Divisions within the
Separate Account or into or out of the fixed account, which is part of the
Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the
      Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2019:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------
      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Policy charges are assessed on a monthly basis through the redemption of units.
These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. The administrative charge ranges from
$3.00 to $6.00 and is assessed per month per Policy.

In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period which ranges from 28%
to 30% of premiums paid in the first Policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the
Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December
31, 2019, 2018 and 2017.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENTS OF INVESTMENTS

                                        AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      --------------------   --------------------------------------------------------------------
                                                                          COST OF                            PROCEEDS
                                       SHARES    COST ($)              PURCHASES ($)                      FROM SALES ($)
                                      -------   ----------   ---------------------------------   --------------------------------
                                        2019       2019        2019        2018        2017        2019        2018        2017
                                      -------   ----------   ---------   ---------   ---------   ---------  ---------   ---------

     American Funds(R) Asset
       Allocation Division..........  383,542    7,809,050   1,974,169   1,122,021   1,921,915     953,784  2,148,884   1,954,514
     American Funds(R) Bond
       Division.....................  186,054    2,032,739     369,713     311,172     346,024     375,582    380,814     248,966
     American Funds(R) Global
       Growth Division..............  216,782    5,607,643   1,442,071     905,470     965,746   1,181,978    525,821   1,027,584
     American Funds(R) Global
       Small Capitalization
       Division.....................  209,136    4,855,268   2,157,624     954,135   1,222,561   2,014,236  1,042,326   1,302,272
     American Funds(R) Growth
       Division.....................  822,447   52,637,234   8,624,126   8,404,360   8,148,728   4,834,559  8,107,422   8,794,391
     American Funds(R) Growth-Income
       Division.....................  775,034   32,624,308   5,440,540   4,850,391   4,412,253   4,082,739  4,973,499   4,069,790
     American Funds(R) High-Income
       Bond Division................  615,446    6,514,193     801,251     816,790     871,170     749,630    531,932     787,827
     American Funds(R) International
       Division.....................  550,820    9,959,650   1,039,802   1,403,594     976,514   1,104,338  1,510,232   1,997,343
     American Funds(R) New World
       Division.....................  128,194    2,851,512   1,037,484     382,180     446,825     887,919    464,125     476,783
     American Funds(R) U.S.
       Government/AAA-Rated
       Securities Division..........  295,217    3,629,711     832,986     649,647     449,820     875,707    475,809     447,692
     American Funds(R) Ultra-Short
       Bond Division................  471,676    5,347,080   2,629,894   1,743,201   2,201,313   3,345,742  1,679,476   2,068,107
     BHFTI Brighthouse/Aberdeen
       Emerging Markets Equity
       Division.....................   37,257      373,159     128,410      87,414     162,968     149,564    120,279     344,116
     BHFTII MetLife Russell 2000(R)
       Index Division...............   54,454    1,038,042     265,450     339,773     196,480     149,006    160,578      46,011
     Fidelity(R) VIP Contrafund
       Division.....................  152,611    4,729,724   1,159,967   1,007,184     739,812     660,964    957,970   1,227,092
     Fidelity(R) VIP Equity-Income
       Division.....................  153,425    3,308,210     602,807     563,848     868,685     206,111    362,744     545,388
     Fidelity(R) VIP Freedom 2010
       Division.....................   41,794      524,561     293,194      55,585      64,535     115,100     83,553      18,074
     Fidelity(R) VIP Freedom 2020
       Division.....................  157,773    1,967,851     429,237     302,394     421,142     124,039    269,142     422,878
     Fidelity(R) VIP Freedom 2030
       Division.....................  364,714    4,798,305   1,041,520   1,741,754     692,196     301,228    739,438     710,322
     Fidelity(R) VIP Freedom 2040
       Division.....................  120,386    2,330,596     653,251     476,931     501,306     216,187    159,787     134,922
     Fidelity(R) VIP Freedom 2050
       Division.....................   66,152    1,195,961     448,665     421,737     268,235     221,951    216,658     133,705
     Fidelity(R) VIP Index 500
       Division.....................   22,892    5,052,918     943,387   1,076,617     930,190     681,141    696,563     538,162
     Fidelity(R) VIP Mid Cap
       Division.....................  206,649    6,708,263   1,396,312   1,190,719     943,825     507,160    582,018     619,342
     MFS(R) VIT Growth Division.....   32,485    1,529,078     547,178     469,496     239,572     169,083    245,503     230,244
     MFS(R) VIT New Discovery
       Division.....................   88,710    1,649,546     441,674     490,487     232,016     205,363    158,208      78,206
     MFS(R) VIT Total Return
       Division.....................   44,498    1,017,789     187,264     161,755     386,264      87,190     74,178   1,097,504

This page is intentionally left blank.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017:

                                              AMERICAN FUNDS(R)                            AMERICAN FUNDS(R)
                                              ASSET ALLOCATION                                   BOND
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  ------------------------------------------
                                     2019            2018          2017            2019          2018          2017
                                 -------------  -------------  -------------  -------------  ------------  -------------

Units beginning of year........         89,529        106,637        112,955         90,567        95,740         94,012
Units issued and transferred
   from other funding options..         18,540         11,027         21,707         16,702        15,760         17,792
Units redeemed and transferred
   to other funding options....       (13,137)       (28,135)       (28,025)       (18,683)      (20,933)       (16,064)
                                 -------------  -------------  -------------  -------------  ------------  -------------
Units end of year..............         94,932         89,529        106,637         88,586        90,567         95,740
                                 =============  =============  =============  =============  ============  =============

                                              AMERICAN FUNDS(R)                            AMERICAN FUNDS(R)
                                                GLOBAL GROWTH                         GLOBAL SMALL CAPITALIZATION
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  ------------------------------------------
                                      2019          2018            2017          2019            2018          2017
                                 -------------  -------------  -------------  -------------  -------------  ------------

Units beginning of year........         94,410         95,231        100,269         91,974         97,703        98,883
Units issued and transferred
   from other funding options..         18,504         10,725         17,946         36,388         16,476        29,336
Units redeemed and transferred
   to other funding options....       (20,511)       (11,546)       (22,984)       (39,256)       (22,205)      (30,516)
                                 -------------  -------------  -------------  -------------  -------------  ------------
Units end of year..............         92,403         94,410         95,231         89,106         91,974        97,703
                                 =============  =============  =============  =============  =============  ============

                                             AMERICAN FUNDS(R)                         AMERICAN FUNDS(R)
                                                  GROWTH                                 GROWTH-INCOME
                                                 DIVISION                                  DIVISION
                                 ----------------------------------------  ----------------------------------------
                                     2019          2018          2017          2019          2018          2017
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........       130,112       142,445       158,368       134,770       145,620       154,991
Units issued and transferred
   from other funding options..         6,425         8,537        10,211         7,064        10,933        12,771
Units redeemed and transferred
   to other funding options....      (12,001)      (20,870)      (26,134)      (16,759)      (21,783)      (22,142)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............       124,536       130,112       142,445       125,075       134,770       145,620
                                 ============  ============  ============  ============  ============  ============

                                              AMERICAN FUNDS(R)                         AMERICAN FUNDS(R)
                                              HIGH-INCOME BOND                            INTERNATIONAL
                                                  DIVISION                                  DIVISION
                                 -----------------------------------------  ----------------------------------------
                                      2019          2018          2017          2019          2018          2017
                                 -------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........         70,662        71,182        74,510       153,993       164,518       183,866
Units issued and transferred
   from other funding options..          6,567         7,830         9,333        12,601        14,934        16,854
Units redeemed and transferred
   to other funding options....        (9,867)       (8,350)      (12,661)      (18,819)      (25,459)      (36,202)
                                 -------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............         67,362        70,662        71,182       147,775       153,993       164,518
                                 =============  ============  ============  ============  ============  ============

                                             AMERICAN FUNDS(R)                             AMERICAN FUNDS(R)
                                                 NEW WORLD                       U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                 DIVISION                                      DIVISION
                                 ------------------------------------------  -------------------------------------------
                                     2019          2018           2017           2019            2018           2017
                                 ------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        74,945         79,205         80,868         94,201         90,752         91,426
Units issued and transferred
   from other funding options..        26,530         11,966         17,109         22,865         20,770         14,869
Units redeemed and transferred
   to other funding options....      (25,862)       (16,226)       (18,772)       (25,102)       (17,321)       (15,543)
                                 ------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        75,613         74,945         79,205         91,964         94,201         90,752
                                 ============  =============  =============  =============  =============  =============

                                              AMERICAN FUNDS(R)                     BHFTI BRIGHTHOUSE/ABERDEEN
                                              ULTRA-SHORT BOND                        EMERGING MARKETS EQUITY
                                                  DIVISION                                   DIVISION
                                 ------------------------------------------  ----------------------------------------
                                      2019           2018          2017          2019          2018          2017
                                 -------------  -------------  ------------  ------------  ------------  ------------

Units beginning of year........        323,618        321,221       313,263        36,915        40,927        58,715
Units issued and transferred
   from other funding options..        172,662        124,967       153,744        12,703         8,596        16,537
Units redeemed and transferred
   to other funding options....      (215,031)      (122,570)     (145,786)      (14,928)      (12,608)      (34,325)
                                 -------------  -------------  ------------  ------------  ------------  ------------
Units end of year..............        281,249        323,618       321,221        34,690        36,915        40,927
                                 =============  =============  ============  ============  ============  ============

                                               BHFTII METLIFE                                 FIDELITY(R) VIP
                                            RUSSELL 2000(R) INDEX                               CONTRAFUND
                                                  DIVISION                                       DIVISION
                                 --------------------------------------------  -------------------------------------------
                                     2019           2018            2017            2019           2018          2017
                                 -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year........         49,040         44,043          37,748         48,243         51,858         60,385
Units issued and transferred
   from other funding options..          9,681         14,578          11,121          6,457          6,732          6,339
Units redeemed and transferred
   to other funding options....        (8,884)        (9,581)         (4,826)        (6,941)       (10,347)       (14,866)
                                 -------------  -------------  --------------  -------------  -------------  -------------
Units end of year..............         49,837         49,040          44,043         47,759         48,243         51,858
                                 =============  =============  ==============  =============  =============  =============

                                                FIDELITY(R) VIP                             FIDELITY(R) VIP
                                                 EQUITY-INCOME                               FREEDOM 2010
                                                   DIVISION                                    DIVISION
                                 -------------------------------------------  -------------------------------------------
                                      2019           2018           2017          2019           2018           2017
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         31,983         31,768         28,995         22,642         25,270         22,891
Units issued and transferred
   from other funding options..          4,195          4,986         10,125         16,928          3,288          4,189
Units redeemed and transferred
   to other funding options....        (2,631)        (4,771)        (7,352)        (7,402)        (5,916)        (1,810)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         33,547         31,983         31,768         32,168         22,642         25,270
                                 =============  =============  =============  =============  =============  =============

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017:

                                                FIDELITY(R) VIP                               FIDELITY(R) VIP
                                                 FREEDOM 2020                                  FREEDOM 2030
                                                   DIVISION                                      DIVISION
                                 --------------------------------------------  -------------------------------------------
                                      2019            2018           2017           2019           2018           2017
                                 --------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         112,537        114,364        117,670        262,212        211,533        221,053
Units issued and transferred
   from other funding options..          20,827         18,153         28,773         53,701        101,306         41,983
Units redeemed and transferred
   to other funding options....        (10,287)       (19,980)       (32,079)       (24,299)       (50,627)       (51,503)
                                 --------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         123,077        112,537        114,364        291,614        262,212        211,533
                                 ==============  =============  =============  =============  =============  =============

                                               FIDELITY(R) VIP                              FIDELITY(R) VIP
                                                FREEDOM 2040                                 FREEDOM 2050
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  -------------------------------------------
                                     2019           2018           2017           2019           2018           2017
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        105,264         92,053         74,927         50,611         41,745         35,908
Units issued and transferred
   from other funding options..         27,740         24,473         26,383         20,543         20,584         14,218
Units redeemed and transferred
   to other funding options....       (11,570)       (11,262)        (9,257)       (11,845)       (11,718)        (8,381)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        121,434        105,264         92,053         59,309         50,611         41,745
                                 =============  =============  =============  =============  =============  =============

                                               FIDELITY(R) VIP                             FIDELITY(R) VIP
                                                  INDEX 500                                    MID CAP
                                                  DIVISION                                    DIVISION
                                 ------------------------------------------  -------------------------------------------
                                     2019           2018          2017            2019          2018            2017
                                 -------------  ------------  -------------  -------------  -------------  -------------

Units beginning of year........         14,093        13,420         12,557         69,759         69,022         68,075
Units issued and transferred
   from other funding options..          2,028         2,533          2,685         10,027          9,433         11,140
Units redeemed and transferred
   to other funding options....        (1,808)       (1,860)        (1,822)        (7,344)        (8,696)       (10,193)
                                 -------------  ------------  -------------  -------------  -------------  -------------
Units end of year..............         14,313        14,093         13,420         72,442         69,759         69,022
                                 =============  ============  =============  =============  =============  =============

                                                 MFS(R) VIT                                   MFS(R) VIT
                                                   GROWTH                                    NEW DISCOVERY
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  -------------------------------------------
                                     2019            2018          2017            2019          2018            2017
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         19,734         17,383         18,071         30,590         27,464         23,817
Units issued and transferred
   from other funding options..          6,018          6,791          5,191          3,628          7,154          6,279
Units redeemed and transferred
   to other funding options....        (2,980)        (4,440)        (5,879)        (4,469)        (4,028)        (2,632)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         22,772         19,734         17,383         29,749         30,590         27,464
                                 =============  =============  =============  =============  =============  =============

                                                       MFS(R) VIT
                                                      TOTAL RETURN
                                                        DIVISION
                                       -------------------------------------------
                                           2019           2018            2017
                                       -------------  -------------  -------------

Units beginning of year..............         18,292         17,623         33,276
Units issued and transferred
   from other funding options........          3,186          2,815          8,352
Units redeemed and transferred
   to other funding options..........        (2,131)        (2,146)       (24,005)
                                       -------------  -------------  -------------
Units end of year....................         19,347         18,292         17,623
                                       =============  =============  =============

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the
Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for each of the five years ended December 31, 2019:

                                                        AS OF DECEMBER 31
                                            ----------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO          NET
                                              UNITS       HIGHEST ($)     ASSETS ($)
                                            --------   ---------------   -----------

  American Funds(R) Asset Allocation  2019    94,932     95.33 - 98.02     9,224,184
     Division                         2018    89,529     79.14 - 81.25     7,228,030
                                      2017   106,637     83.50 - 85.59     9,075,026
                                      2016   112,955     72.31 - 74.01     8,312,427
                                      2015   119,302     66.52 - 67.98     8,067,782

  American Funds(R) Bond Division     2019    88,586     22.88 - 23.52     2,078,225
                                      2018    90,567     21.04 - 21.60     1,952,479
                                      2017    95,740     21.33 - 21.86     2,087,859
                                      2016    94,012     20.71 - 21.20     1,987,150
                                      2015    93,041     20.24 - 20.69     1,919,308

  American Funds(R) Global Growth     2019    92,403     74.49 - 76.59     7,060,580
     Division                         2018    94,410     55.42 - 56.90     5,361,087
                                      2017    95,231     61.33 - 62.87     5,977,808
                                      2016   100,269     46.95 - 48.06     4,803,925
                                      2015   106,268     46.97 - 48.00     5,086,024

  American Funds(R) Global Small      2019    89,106     61.37 - 63.10     5,604,843
     Capitalization Division          2018    91,974     46.97 - 48.22     4,423,869
                                      2017    97,703     52.84 - 54.17     5,275,001
                                      2016    98,883     42.24 - 43.24     4,263,525
                                      2015    97,907     41.65 - 42.56     4,155,698

  American Funds(R) Growth            2019   124,536   525.16 - 539.94    66,798,993
     Division                         2018   130,112   404.17 - 414.92    53,641,527
                                      2017   142,445   407.90 - 418.12    59,205,661
                                      2016   158,368   319.98 - 327.51    51,570,529
                                      2015   167,685   294.16 - 300.63    50,145,784

  American Funds(R) Growth-Income     2019   125,075   307.59 - 316.25    39,301,886
     Division                         2018   134,770   245.43 - 251.96    33,758,397
                                      2017   145,620   251.56 - 257.86    37,342,523
                                      2016   154,991   206.89 - 211.76    32,654,195
                                      2015   164,121   186.72 - 190.83    31,174,697

  American Funds(R) High-Income       2019    67,362     87.89 - 90.36     6,074,457
     Bond Division                    2018    70,662     78.59 - 80.68     5,690,247
                                      2017    71,182     81.04 - 83.07     5,901,029
                                      2016    74,510     76.24 - 78.03     5,802,017
                                      2015    77,944     65.29 - 66.72     5,191,431

  American Funds(R) International     2019   147,775     76.13 - 78.27    11,490,093
     Division                         2018   153,993     62.34 - 64.00     9,793,276
                                      2017   164,518     72.26 - 74.08    12,111,667
                                      2016   183,866     55.05 - 56.34    10,293,866
                                      2015   196,408     53.52 - 54.70    10,679,493

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  American Funds(R) Asset Allocation  2019      2.32         0.75 - 0.90         20.46 - 20.64
     Division                         2018      1.79         0.75 - 0.90       (5.21) - (5.07)
                                      2017      1.73         0.75 - 0.90         15.47 - 15.64
                                      2016      1.86         0.75 - 0.90           8.71 - 8.87
                                      2015      1.76         0.75 - 0.90           0.73 - 0.89

  American Funds(R) Bond Division     2019      2.79         0.75 - 0.90           8.72 - 8.88
                                      2018      2.62         0.75 - 0.90       (1.34) - (1.19)
                                      2017      2.18         0.75 - 0.90           2.95 - 3.10
                                      2016      1.93         0.75 - 0.90           2.34 - 2.50
                                      2015      1.81         0.75 - 0.90       (0.45) - (0.30)

  American Funds(R) Global Growth     2019      1.37         0.75 - 0.90         34.40 - 34.60
     Division                         2018      0.93         0.75 - 0.90       (9.63) - (9.50)
                                      2017      0.93         0.75 - 0.90         30.63 - 30.82
                                      2016      1.18         0.75 - 0.90         (0.03) - 0.12
                                      2015      1.27         0.75 - 0.90           6.27 - 6.43

  American Funds(R) Global Small      2019      0.39         0.75 - 0.90         30.66 - 30.86
     Capitalization Division          2018      0.33         0.75 - 0.90     (11.11) - (10.98)
                                      2017      0.66         0.75 - 0.90         25.09 - 25.28
                                      2016      0.53         0.75 - 0.90           1.43 - 1.58
                                      2015        --         0.75 - 0.90       (0.40) - (0.25)

  American Funds(R) Growth            2019      1.00         0.75 - 0.90         29.93 - 30.13
     Division                         2018      0.68         0.75 - 0.90       (0.91) - (0.76)
                                      2017      0.73         0.75 - 0.90         27.48 - 27.67
                                      2016      1.03         0.75 - 0.90           8.78 - 8.94
                                      2015      0.84         0.75 - 0.90           6.16 - 6.32

  American Funds(R) Growth-Income     2019      1.89         0.75 - 0.90         25.33 - 25.51
     Division                         2018      1.63         0.75 - 0.90       (2.44) - (2.29)
                                      2017      1.64         0.75 - 0.90         21.59 - 21.77
                                      2016      1.72         0.75 - 0.90         10.80 - 10.97
                                      2015      1.52         0.75 - 0.90           0.81 - 0.96

  American Funds(R) High-Income       2019      6.37         0.75 - 0.90         11.84 - 12.00
     Bond Division                    2018      6.34         0.75 - 0.90       (3.03) - (2.88)
                                      2017      6.72         0.75 - 0.90           6.29 - 6.45
                                      2016      6.31         0.75 - 0.90         16.77 - 16.95
                                      2015      5.82         0.75 - 0.90       (7.78) - (7.64)

  American Funds(R) International     2019      1.71         0.75 - 0.90         22.11 - 22.29
     Division                         2018      1.90         0.75 - 0.90     (13.73) - (13.60)
                                      2017      1.49         0.75 - 0.90         31.28 - 31.47
                                      2016      1.65         0.75 - 0.90           2.85 - 3.01
                                      2015      1.73         0.75 - 0.90       (5.11) - (4.97)

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31
                                            ----------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                              UNITS      HIGHEST ($)     ASSETS ($)
                                            --------   ---------------   -----------

  American Funds(R) New World         2019    75,613     42.66 - 43.86     3,312,539
     Division                         2018    74,945     33.25 - 34.13     2,555,182
                                      2017    79,205     38.93 - 39.91     3,157,915
                                      2016    80,868     30.28 - 30.99     2,504,084
                                      2015    82,448     28.94 - 29.57     2,436,154

  American Funds(R) U.S. Government/  2019    91,964     38.59 - 39.67     3,642,973
     AAA-Rated Securities Division    2018    94,201     36.84 - 37.82     3,557,741
                                      2017    90,752     36.84 - 37.76     3,422,330
                                      2016    91,426     36.50 - 37.36     3,411,254
                                      2015   110,358     36.31 - 37.11     4,090,983

  American Funds(R) Ultra-Short       2019   281,249     18.55 - 19.08     5,329,943
     Bond Division                    2018   323,618     18.37 - 18.86     6,040,920
                                      2017   321,221     18.25 - 18.71     5,966,373
                                      2016   313,263     18.29 - 18.72     5,824,894
                                      2015   311,285     18.44 - 18.85     5,828,312

  BHFTI Brighthouse/Aberdeen          2019    34,690             12.16       421,754
     Emerging Markets Equity          2018    36,915             10.12       373,762
     Division                         2017    40,927             11.85       485,017
                                      2016    58,715              9.29       545,172
                                      2015    25,325              8.37       211,851

  BHFTII MetLife Russell 2000(R)      2019    49,837             22.18     1,105,423
     Index Division                   2018    49,040             17.79       872,410
                                      2017    44,043             20.13       886,707
                                      2016    37,748             17.69       667,737
                                      2015    31,837             14.69       467,835

  Fidelity(R) VIP Contrafund          2019    47,759            118.77     5,672,560
     Division                         2018    48,243             90.95     4,387,574
                                      2017    51,858             97.88     5,075,702
                                      2016    60,385             80.91     4,885,861
                                      2015    61,721             75.48     4,658,617

  Fidelity(R) VIP Equity-Income       2019    33,547            108.71     3,646,895
     Division                         2018    31,983             85.94     2,748,740
                                      2017    31,768             94.42     2,999,658
                                      2016    28,995             84.27     2,443,315
                                      2015    31,340             71.94     2,254,599

  Fidelity(R) VIP Freedom 2010        2019    32,168             17.44       560,873
     Division                         2018    22,642             15.13       342,622
                                      2017    25,270             15.88       401,369
                                      2016    22,891             14.15       323,944
                                      2015    21,224             13.52       286,973

  Fidelity(R) VIP Freedom 2020        2019   123,077             17.96     2,210,399
     Division                         2018   112,537             15.06     1,695,113
                                      2017   114,364             16.12     1,843,773
                                      2016   117,670             13.93     1,638,971
                                      2015   116,704             13.22     1,543,293

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  American Funds(R) New World         2019      1.19         0.75 - 0.90         28.31 - 28.50
     Division                         2018      1.08         0.75 - 0.90     (14.61) - (14.48)
                                      2017      1.20         0.75 - 0.90         28.58 - 28.77
                                      2016      1.05         0.75 - 0.90           4.65 - 4.80
                                      2015      0.81         0.75 - 0.90       (3.83) - (3.68)

  American Funds(R) U.S. Government/  2019      2.18         0.75 - 0.90           4.75 - 4.91
     AAA-Rated Securities Division    2018      2.08         0.75 - 0.90           0.00 - 0.15
                                      2017      1.56         0.75 - 0.90           0.92 - 1.07
                                      2016      1.49         0.75 - 0.90           0.53 - 0.68
                                      2015      1.65         0.75 - 0.90           1.02 - 1.17

  American Funds(R) Ultra-Short       2019      1.83         0.75 - 0.90           1.01 - 1.16
     Bond Division                    2018      1.38         0.75 - 0.90           0.66 - 0.81
                                      2017      0.50         0.75 - 0.90       (0.24) - (0.09)
                                      2016        --         0.75 - 0.90       (0.81) - (0.66)
                                      2015        --         0.75 - 0.90       (1.07) - (0.92)

  BHFTI Brighthouse/Aberdeen          2019      1.96                0.75                 20.08
     Emerging Markets Equity          2018      2.93                0.75               (14.56)
     Division                         2017      1.16                0.75                 27.63
                                      2016      0.89                0.75                 11.00
                                      2015      2.07                0.75               (14.30)

  BHFTII MetLife Russell 2000(R)      2019      1.18                0.75                 24.68
     Index Division                   2018      1.10                0.75               (11.64)
                                      2017      1.21                0.75                 13.81
                                      2016      1.33                0.75                 20.38
                                      2015      1.16                0.75                (4.99)

  Fidelity(R) VIP Contrafund          2019      0.46                0.75                 30.60
     Division                         2018      0.69                0.75                (7.08)
                                      2017      0.97                0.75                 20.97
                                      2016      0.83                0.75                  7.20
                                      2015      1.05                0.75                (0.08)

  Fidelity(R) VIP Equity-Income       2019      2.06                0.75                 26.49
     Division                         2018      2.30                0.75                (8.98)
                                      2017      1.74                0.75                 12.05
                                      2016      2.34                0.75                 17.14
                                      2015      3.15                0.75                (4.68)

  Fidelity(R) VIP Freedom 2010        2019      2.30                0.75                 15.22
     Division                         2018      1.57                0.75                (4.73)
                                      2017      1.64                0.75                 12.23
                                      2016      1.60                0.75                  4.66
                                      2015      1.94                0.75                (1.03)

  Fidelity(R) VIP Freedom 2020        2019      2.18                0.75                 19.23
     Division                         2018      1.64                0.75                (6.57)
                                      2017      1.43                0.75                 15.75
                                      2016      1.58                0.75                  5.33
                                      2015      2.20                0.75                (1.02)

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                             UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                           -------   --------------   -----------  -------------  ----------------  ----------------

  Fidelity(R) VIP Freedom 2030      2019   291,614            19.11     5,572,822      2.11                0.75               23.50
     Division                       2018   262,212            15.47     4,057,499      1.43                0.75              (8.47)
                                    2017   211,533            16.91     3,576,324      1.37                0.75               20.06
                                    2016   221,053            14.08     3,112,843      1.57                0.75                5.81
                                    2015   198,475            13.31     2,641,410      1.80                0.75              (0.98)

  Fidelity(R) VIP Freedom 2040      2019   121,434            22.88     2,778,497      1.93                0.75               27.56
     Division                       2018   105,264            17.94     1,888,094      1.21                0.75             (10.56)
                                    2017    92,053            20.06     1,846,132      1.32                0.75               22.68
                                    2016    74,927            16.35     1,224,909      1.43                0.75                6.04
                                    2015    68,006            15.42     1,048,474      1.78                0.75              (1.01)

  Fidelity(R) VIP Freedom 2050      2019    59,309            23.07     1,368,014      1.90                0.75               27.55
     Division                       2018    50,611            18.08       915,232      1.24                0.75             (10.57)
                                    2017    41,745            20.22       844,092      1.37                0.75               22.60
                                    2016    35,908            16.49       592,217      1.67                0.75                6.04
                                    2015    27,707            15.55       430,939      1.88                0.75              (1.04)

  Fidelity(R) VIP Index 500         2019    14,313           512.37     7,333,286      2.00                0.75               30.37
     Division                       2018    14,093           393.01     5,538,814      1.91                0.75              (5.21)
                                    2017    13,420           414.61     5,564,013      1.86                0.75               20.81
                                    2016    12,557           343.20     4,309,500      1.51                0.75               11.02
                                    2015    11,263           309.13     3,481,686      2.08                0.75                0.58

  Fidelity(R) VIP Mid Cap           2019    72,442            93.99     6,809,079      0.88                0.75               22.53
     Division                       2018    69,759            76.71     5,351,375      0.66                0.75             (15.18)
                                    2017    69,022            90.44     6,242,573      0.71                0.75               19.91
                                    2016    68,075            75.43     5,134,619      0.49                0.75               11.40
                                    2015    78,938            67.71     5,344,944      0.48                0.75              (2.13)

  MFS(R) VIT Growth Division        2019    22,772            84.73     1,929,599        --                0.75               37.12
                                    2018    19,734            61.80     1,219,482      0.09                0.75                1.90
                                    2017    17,383            60.65     1,054,241      0.11                0.75               30.43
                                    2016    18,071            46.50       840,289      0.04                0.75                1.68
                                    2015    19,276            45.73       881,513      0.16                0.75                6.76

  MFS(R) VIT New Discovery          2019    29,749            60.47     1,799,034        --                0.75               40.64
     Division                       2018    30,590            43.00     1,315,341        --                0.75              (2.22)
                                    2017    27,464            43.97     1,207,684        --                0.75               25.71
                                    2016    23,817            34.98       833,120        --                0.75                8.24
                                    2015    25,295            32.32       817,488        --                0.75              (2.62)

  MFS(R) VIT Total Return           2019    19,347            57.27     1,108,008      2.40                0.75               19.48
     Division                       2018    18,292            47.93       876,726      2.21                0.75              (6.32)
                                    2017    17,623            51.16       901,665      1.87                0.75               11.46
                                    2016    33,276            45.90     1,527,433      3.13                0.75                8.28
                                    2015    28,430            42.39     1,205,206      2.65                0.75              (1.12)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series, in which the Division invests.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)

2 These amounts represent annualized Policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

8.  SUBSEQUENT EVENT

Since December 31, 2019, the COVID-19 virus has caused a pandemic, and governments and businesses have taken measures such as travel bans, quarantines, and social distancing to combat the spread of the virus. These have disrupted business activity, as well as causing economic slowdown and significant volatility in financial markets. The Company cannot determine or estimate the extent to which these events have affected the Separate Account's operations, business, financial results, or financial condition.

This page is intentionally left blank.
Module

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2019 and 2018 and for the Years
  Ended December 31, 2019, 2018 and 2017:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2019 and 2018 and for
  the Years Ended December 31, 2019, 2018 and 2017:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2019 and 2018, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the
results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board
(United States) (PCAOB) and are required to be independent with respect to the
Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 9, 2020

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-2

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2019 and 2018

                (In millions, except share and per share data)

                                                        2019          2018
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $154,397
  and $155,175, respectively)......................  $    169,564  $    159,073
 Mortgage loans (net of valuation allowances of
  $289 and $291, respectively; includes $210 and
  $210, respectively, relating to variable
  interest entities; includes $188 and $299,
  respectively, under the fair value option and
  $59 and $0, respectively, of mortgage loans
  held-for-sale)...................................        65,549        63,687
 Policy loans......................................         6,100         6,061
 Real estate and real estate joint ventures
  (includes $1,378 and $1,394, respectively,
  relating to variable interest entities and $127
  and $0, respectively, under the fair value
  option)..........................................         6,659         6,152
 Other limited partnership interests...............         4,954         4,481
 Short-term investments, at estimated fair value...         1,883         1,506
 Other invested assets (includes $1,085 and
  $1,130, respectively, of leveraged and direct
  financing leases and $94 and $113, respectively,
  relating to variable interest entities)..........        16,979        16,463
                                                    ------------- -------------
   Total investments...............................       271,688       257,423
 Cash and cash equivalents, principally at
  estimated fair value (includes $5 and $14,
  respectively, relating to variable interest
  entities)........................................         8,927         6,882
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,987         2,050
 Premiums, reinsurance and other receivables
  (includes $3 and $2, respectively, relating to
  variable interest entities)......................        22,435        21,829
 Deferred policy acquisition costs and value of
  business acquired................................         3,453         4,117
 Deferred income tax asset.........................            --            43
 Other assets (includes $2 and $2, respectively,
  relating to variable interest entities)..........         4,460         3,723
 Separate account assets...........................       117,867       110,850
                                                    ------------- -------------
   Total assets....................................  $    430,817  $    406,917
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    128,304  $    126,099
 Policyholder account balances.....................        91,708        90,656
 Other policy-related balances.....................         7,732         7,264
 Policyholder dividends payable....................           495           494
 Policyholder dividend obligation..................         2,020           428
 Payables for collateral under securities loaned
  and other transactions...........................        20,365        18,472
 Short-term debt...................................           128           129
 Long-term debt (includes $5 and $5, respectively,
  at estimated fair value, relating to variable
  interest entities)...............................         1,548         1,567
 Current income tax payable........................           388           611
 Deferred income tax liability.....................         1,568            --
 Other liabilities.................................        26,082        24,620
 Separate account liabilities......................       117,867       110,850
                                                    ------------- -------------
   Total liabilities...............................       398,205       381,190
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,455        12,450
 Retained earnings.................................         9,943         9,512
 Accumulated other comprehensive income (loss).....        10,025         3,562
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        32,428        25,529
 Noncontrolling interests..........................           184           198
                                                    ------------- -------------
   Total equity....................................        32,612        25,727
                                                    ------------- -------------
   Total liabilities and equity....................  $    430,817  $    406,917
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-3

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                       2019          2018         2017
                                                   ------------  ------------ ------------
Revenues
Premiums..........................................  $    21,608   $    26,613  $    22,925
Universal life and investment-type product policy
 fees.............................................        2,037         2,124        2,227
Net investment income.............................       10,973        10,919       10,513
Other revenues....................................        1,573         1,586        1,570
Net investment gains (losses).....................          346           153          334
Net derivative gains (losses).....................         (288)          766         (344)
                                                   ------------  ------------ ------------
 Total revenues...................................       36,249        42,161       37,225
                                                   ------------  ------------ ------------
Expenses
Policyholder benefits and claims..................       24,051        29,097       25,792
Interest credited to policyholder account balances        2,624         2,479        2,235
Policyholder dividends............................        1,038         1,085        1,097
Other expenses....................................        4,976         5,191        5,135
                                                   ------------  ------------ ------------
 Total expenses...................................       32,689        37,852       34,259
                                                   ------------  ------------ ------------
 Income (loss) before provision for income tax....        3,560         4,309        2,966
Provision for income tax expense (benefit)........          148           173         (561)
                                                   ------------  ------------ ------------
 Net income (loss)................................        3,412         4,136        3,527
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)            6            2
                                                   ------------  ------------ ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,418   $     4,130  $     3,525
                                                   ============  ============ ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                       2019         2018         2017
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,412   $    4,136   $    3,527
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       8,053       (6,318)       4,079
Unrealized gains (losses) on derivatives..........         279          346         (848)
Foreign currency translation adjustments..........         (32)         (20)          26
Defined benefit plans adjustment..................        (143)       2,409          129
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       8,157       (3,583)       3,386
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................      (1,711)         793       (1,077)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       6,446       (2,790)       2,309
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       9,858        1,346        5,836
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)           6            2
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    9,864   $    1,340   $    5,834
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in      Retained   Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2016.. $      5 $    14,413  $    9,033   $     3,119      $       26,570        $     190    $  26,760
Capital contributions from
 MetLife, Inc.................                    6                                             6                             6
Returns of capital............                  (20)                                          (20)                          (20)
Purchase of operating joint
 venture interest from former
 affiliate....................                 (249)                                         (249)                         (249)
Dividends to MetLife, Inc.....                           (2,523)                           (2,523)                       (2,523)
Change in equity of
 noncontrolling interests.....                                                                 --              (49)         (49)
Net income (loss).............                            3,525                             3,525                2        3,527
Other comprehensive income
 (loss), net of income tax....                                          2,309               2,309                         2,309
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2017..        5      14,150      10,035         5,428              29,618              143       29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (917)          924                   7                             7
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at January 1, 2018....        5      14,150       9,118         6,352              29,625              143       29,768
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate (Note
 14)..........................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                               78            17                  95                            95
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at January 1, 2019....        5      12,450       9,590         3,579              25,624              198       25,822
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019.. $      5 $    12,455  $    9,943   $    10,025      $       32,428        $     184    $  32,612
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                        2019            2018            2017
                                                  ---------------  --------------  --------------
Cash flows from operating activities
Net income (loss)................................ $         3,412  $        4,136  $        3,527
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........              99             264             395
 Amortization of premiums and accretion of
  discounts associated with investments, net.....            (823)           (907)           (823)
 (Gains) losses on investments and from sales of
  businesses, net................................            (346)           (153)           (334)
 (Gains) losses on derivatives, net..............             499            (346)            900
 (Income) loss from equity method investments,
  net of dividends or distributions..............             366             375             314
 Interest credited to policyholder account
  balances.......................................           2,624           2,479           2,235
 Universal life and investment-type product
  policy fees....................................          (2,037)         (2,124)         (2,227)
 Change in fair value option and trading
  securities.....................................            (151)              3              17
 Change in accrued investment income.............              45              11             (40)
 Change in premiums, reinsurance and other
  receivables....................................            (200)           (309)            277
 Change in deferred policy acquisition costs and
  value of business acquired, net................             197             436             180
 Change in income tax............................            (351)            911          (2,200)
 Change in other assets..........................             961             947             309
 Change in insurance-related liabilities and
  policy-related balances........................           1,571           3,997           4,029
 Change in other liabilities.....................             277          (1,675)           (156)
 Other, net......................................              (1)            (19)            (49)
                                                  ---------------  --------------  --------------
  Net cash provided by (used in) operating
    activities...................................           6,142           8,026           6,354
                                                  ---------------  --------------  --------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....          49,464          67,609          53,984
 Equity securities...............................             183             135             831
 Mortgage loans..................................          11,482           8,908           8,810
 Real estate and real estate joint ventures......           1,101           1,131             955
 Other limited partnership interests.............             494             479             565
Purchases and originations of:
 Fixed maturity securities available-for-sale....         (48,421)        (61,109)        (55,973)
 Equity securities...............................             (49)           (161)           (607)
 Mortgage loans..................................         (13,458)        (13,968)        (10,680)
 Real estate and real estate joint ventures......          (1,443)           (463)           (885)
 Other limited partnership interests.............            (971)           (871)           (794)
Cash received in connection with freestanding
 derivatives.....................................           1,759           1,798           1,661
Cash paid in connection with freestanding
 derivatives.....................................          (1,957)         (2,258)         (2,688)
Net change in policy loans.......................             (39)            (55)            (61)
Net change in short-term investments.............            (377)          1,671           1,623
Net change in other invested assets..............              (8)            351            (177)
Net change in property, equipment and leasehold
 improvements....................................              60             209            (177)
Other, net.......................................              (4)              4              --
                                                  ---------------  --------------  --------------
 Net cash provided by (used in) investing
  activities..................................... $        (2,184) $        3,410  $       (3,613)
                                                  ---------------  --------------  --------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                        2019             2018             2017
                                                  ---------------  ---------------  ---------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $        74,049  $        74,550  $        70,258
  Withdrawals....................................         (74,571)         (78,746)         (70,215)
Net change in payables for collateral under
 securities loaned and other transactions........           1,893           (1,399)            (525)
Long-term debt issued............................              --               24              169
Long-term debt repaid............................             (28)            (109)             (92)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................            (175)            (149)            (300)
Dividends paid to MetLife, Inc...................          (3,065)          (3,736)          (2,523)
Return of capital associated with the purchase
 of operating joint venture interest from an
 affiliate.......................................              --               --             (249)
Other, net.......................................             (19)             (54)              88
                                                  ---------------  ---------------  ---------------
  Net cash provided by (used in) financing
   activities....................................          (1,916)          (9,619)          (3,389)
                                                  ---------------  ---------------  ---------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....               3               (4)               3
                                                  ---------------  ---------------  ---------------
  Change in cash and cash equivalents............           2,045            1,813             (645)
Cash and cash equivalents, beginning of year.....           6,882            5,069            5,714
                                                  ---------------  ---------------  ---------------
  Cash and cash equivalents, end of year......... $         8,927  $         6,882  $         5,069
                                                  ===============  ===============  ===============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $           104  $           107  $           105
                                                  ===============  ===============  ===============
Income tax....................................... $           552  $           483  $         1,693
                                                  ===============  ===============  ===============
Non-cash transactions
Capital contributions from MetLife, Inc.......... $             5  $            74  $             6
                                                  ===============  ===============  ===============
Returns of capital............................... $            --  $            --  $            15
                                                  ===============  ===============  ===============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $           152  $            --  $            --
                                                  ===============  ===============  ===============
Transfer of employee benefit plans to an
 affiliate....................................... $            --  $         1,772  $            --
                                                  ===============  ===============  ===============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $            --  $         3,016  $            --
                                                  ===============  ===============  ===============
Reclassification of certain equity securities to
 other invested assets........................... $            --  $           733  $            --
                                                  ===============  ===============  ===============
Transfer of fixed maturity securities
 available-for-sale from affiliates.............. $            --  $            --  $           292
                                                  ===============  ===============  ===============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated
  Financial Statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     See Note 3 for additional information on obligations assumed under structured settlement assignments.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity, and to other liabilities when there is a loss at inception.
  The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception, and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed)
  premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value.
   Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
   Temporarily Impaired Fixed Maturity Securities AFS."

     For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains
   (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value.
   If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     Also included in mortgage loans held-for-investment are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

   .  Direct financing leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less unearned income.
      Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge -- a hedge of the estimated fair value of a recognized asset or liability -- in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  .   Cash flow hedge -- a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain insurance products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income.
   Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    Through September 30, 2018, the Company sponsored various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    As of October 1, 2018, except for the nonqualified defined benefit pension plan, the plan sponsor was changed from the Company to an affiliate.
  Following such change, the Company remains a participating affiliate in these plans. Accordingly, beginning October 1, 2018, the Company's obligation and expense related to such plans is limited to the amount of associated expense allocated to it as a participating affiliate.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    Through September 30, 2018, the Company also sponsored defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions were made each payroll period. Accordingly, the Company recognized compensation cost for current matching contributions. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor was changed from the
  Company to an affiliate.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life
  Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by
  Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 15 for additional information on U.S. Tax Reform and related Staff
  Accounting Bulletin 118 ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 through 2018, and cash-payable awards, each of which are re-measured quarterly, MetLife, Inc.
   measures the cost of all stock-based transactions at fair value at grant date and recognizes it over the period during which a grantee must provide services in exchange for the award. Employees who meet certain age-and-service criteria receive payment or may exercise their awards regardless of ending employment. However, the award's payment or exercisability takes place at the originally-scheduled time, i.e., is not accelerated. As a result, the award does not require the employee to provide any substantive service after attaining those age-and-service criteria.
   Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards from the beginning of the vesting to the earlier of the end of the vesting period or the date the employee attains the age-and-service criteria. MetLife, Inc. incorporates an estimation of future forfeitures of stock-based awards into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $890 million and $926 million at December 31,
   2019 and 2018, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $635 million and
   $572 million at December 31, 2019 and 2018, respectively. Related depreciation and amortization expense was $24 million, $81 million and
   $124 million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion at both December 31, 2019 and 2018. Accumulated amortization of capitalized software was $1.3 billion at both December 31, 2019 and 2018. Related amortization expense was $0, $90 million and $164 million for the years ended December 31, 2019, 2018 and 2017, respectively.

     During the year ended December 31, 2018, the Company sold to an affiliate certain property, equipment, leasehold improvements and computer software at carrying value for a total of $785 million.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only ("ASO")
   contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a quantitative impairment test. In performing the quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2019 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million and
   $70 million in the U.S. segment at December 31, 2019 and 2018, respectively.
   The goodwill balance was $31 million in the MetLife Holdings segment at both
   December 31, 2019 and 2018.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards updates ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    Except as noted below, the ASUs adopted by the Company effective January 1,
  2019 did not have a material impact on its consolidated financial statements or disclosures.

     Standard                      Description                Effective Date and       Impact on Financial Statements
                                                              Method of Adoption
---------------------------------------------------------------------------------------------------------------------------
ASU 2018-14,         The new guidance removes certain         December 31, 2020.  The adoption of the new guidance did not
Compensation-        disclosures that no longer are           The Company early   have an impact on the Company's
Retirement           considered cost beneficial, clarifies    adopted using a     consolidated financial statements. The
Benefits-Defined     the specific requirements of certain     retrospective       Company has included updated disclosures
Benefit Plans-       disclosures, and adds disclosure         approach to all     within Note 14.
General (Subtopic    requirements identified as relevant for  periods presented.
715-20): Disclosure  employers that sponsor defined benefit
Framework-           pension or other postretirement plans.
Changes to the
Disclosure
Requirements for
Defined Benefit
Plans

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Standard                   Description               Effective Date and          Impact on Financial Statements
                                                          Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2017-12,         The new guidance simplifies the     January 1, 2019. The  The adoption of the guidance resulted in an
Derivatives and      application of hedge accounting in  Company adopted       $18 million, net of income tax, increase to
Hedging              certain situations and amends the   using a modified      AOCI with a corresponding decrease to
(Topic 815):         hedge accounting model to enable    retrospective         retained earnings due to the reclassification
Targeted             entities to better portray the      approach.             of hedge ineffectiveness for cash flow
Improvements to      economics of their risk management                        hedging relationships existing as of
Accounting for       activities in their financial                             January 1, 2019. The Company has
Hedging Activities,  statements.                                               included expanded disclosures within
as clarified and                                                               Note 8.
amended by ASU
2019-04,
Codification
Improvements to
Topic 326,
Financial
Instruments --
Credit Losses,
Topic 815,
Derivatives and
Hedging, and
Topic 825,
Financial
Instruments
-----------------------------------------------------------------------------------------------------------------------------
ASU 2016-02,         The new guidance requires a lessee  January 1, 2019. The  The Company elected the package of
Leases (Topic 842),  to recognize assets and             Company adopted       practical expedients allowed under the
as clarified and     liabilities for leases with lease   using a modified      transition guidance. This allowed the
amended by ASU       terms of more than 12 months.       retrospective         Company to carry forward its historical
2018-10,             Leases are classified as finance    approach.             lease classification. In addition, the
Codification         or operating leases and both types                        Company elected all other practical
Improvements to      of leases are recognized on the                           expedients that were allowed under the
Topic 842, Leases,   balance sheet. Lessor accounting                          new guidance and were applicable,
ASU 2018-11,         remains largely unchanged from                            including the practical expedient to
Leases (Topic        previous guidance except for                              combine lease and non-lease components
842): Targeted       certain targeted changes. The new                         into one lease component for certain real
Improvements, and    guidance also requires new                                estate leases.
ASU 2018-20,         qualitative and quantitative                              The adoption of this guidance resulted in
Leases (Topic        disclosures. In July 2018, two                            the recording of additional net ROU assets
842): Narrow-        amendments to the new guidance                            and lease liabilities of approximately
Scope                were issued. The amendments                               $866 million and $950 million,
Improvements for     provide the option to adopt the                           respectively, as of January 1, 2019. The
Lessors              new guidance prospectively without                        reduction of ROU assets was a result of
                     adjusting comparative periods.                            adjustments for prepaid/deferred
                     Also, the amendments provide                              rent, unamortized initial direct costs and
                     lessors with a practical expedient                        impairment of certain ROU assets based on
                     not to separate lease and                                 the net present value of the remaining
                     non-lease components for certain                          minimum lease payments and sublease
                     operating leases. In December                             revenues. In addition, retained earnings
                     2018, an amendment was issued to                          increased by $95 million, net of income
                     clarify lessor accounting relating                        tax, as a result of the recognition of
                     to taxes, certain lessor's costs                          deferred gains on previous sale leaseback
                     and variable payments related to                          transactions. The guidance did not have a
                     both lease and non-lease                                  material impact on the Company's
                     components.                                               consolidated net income and cash flows.
                                                                               The Company has included expanded
                                                                               disclosures on the consolidated balance
                                                                               sheets and in Notes 7 and 10.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2019 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Effective Date and
     Standard                      Description                   Method of Adoption         Impact on Financial Statements
-------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,         The new guidance simplifies the          January 1, 2021. The      The Company has started its
Income Taxes         accounting for income taxes by removing  new guidance should       implementation efforts and is
(Topic 740):         certain exceptions to the tax            be applied either on a    currently evaluating the impact of the
Simplifying the      accounting guidance and providing        retrospective, modified   new guidance on its consolidated
Accounting for       clarification to other specific tax      retrospective or          financial statements.
Income Taxes         accounting guidance to eliminate         prospective basis based
                     variations in practice. Specifically,    on what items the
                     it removes the exceptions related to     amendments relates to.
                     the a) incremental approach for          Early adoption is
                     intraperiod tax allocation when there    permitted.
                     is a loss from continuing operations
                     and income or a gain from other items,
                     b) recognition of a deferred tax
                     liability when foreign investment
                     ownership changes from equity method
                     investment to consolidated subsidiary
                     and vice versa and c) use of interim
                     period tax accounting for year-to-date
                     losses that exceed anticipated losses.
                     The guidance also simplifies the
                     application of the income tax guidance
                     for franchise taxes that are partially
                     based on income and the accounting for
                     tax law changes during interim periods,
                     clarifies the accounting for
                     transactions that result in a step-up
                     in tax basis of goodwill, provides for
                     the option to elect allocation of
                     consolidated income taxes to entities
                     disregarded by taxing authorities for
                     their stand-alone reporting, and
                     requires that an entity reflect the
                     effect of an enacted change in tax laws
                     or rates in the annual effective tax
                     rate computation in the interim period
                     that includes the enactment date.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-15,         The new guidance requires a customer in  January 1, 2020. The      The new guidance will not have a
Intangibles --       a cloud computing arrangement that is a  new guidance can be       material impact on the Company's
Goodwill and         service contract to follow the           applied either            consolidated financial statements and
Other --             internal-use software guidance to        prospectively to          will be adopted prospectively.
Internal-Use         determine which implementation costs to  eligible costs incurred
Software (Subtopic   capitalize as an asset and which costs   on or after the
350-40): Customer's  to expense as incurred. Implementation   guidance is first
Accounting for       costs that are capitalized under the     applied, or
Implementation       new guidance are required to be          retrospectively to all
Costs Incurred in a  amortized over the term of the hosting   periods presented.
Cloud Computing      arrangement, beginning when the module
Arrangement That Is  or component of the hosting arrangement
a Service Contract   is ready for its intended use.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-13, Fair    The new guidance modifies the            January 1, 2020.          As of December 31, 2018, the
Value Measurement    disclosure requirements on fair value    Amendments related to     Company early adopted the
(Topic 820):         by removing some requirements,           changes in unrealized     provisions of the guidance that
Disclosure           modifying others, adding changes in      gains and losses, the     removed the requirements relating to
Framework --         unrealized gains and losses included in  range and weighted        transfers between fair value
Changes to the       OCI for recurring Level 3 fair value     average of significant    hierarchy levels and certain
Disclosure           measurements, and under certain          unobservable inputs       disclosures about valuation processes
Requirements for     circumstances, providing the option to   used to develop           for Level 3 fair value measurements.
Fair Value           disclose certain other quantitative      Level 3 fair value        The Company will adopt the
Measurement          information with respect to significant  measurements, and the     remainder of the new guidance at the
                     unobservable inputs in lieu of a         narrative description of  effective date. The new guidance
                     weighted average.                        measurement               will not have a material impact on
                                                              uncertainty should be     the Company's consolidated
                                                              applied prospectively.    financial statements.
                                                              All other amendments
                                                              should be applied
                                                              retrospectively.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Effective Date and
      Standard                      Description                  Method of Adoption         Impact on Financial Statements
-------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,          The new guidance (i) prescribes the      January 1, 2022, to be   The Company has started its
Financial             discount rate to be used in measuring    applied retrospectively  implementation efforts and is
Services --           the liability for future policy          to January 1, 2020       currently evaluating the impact of the
Insurance (Topic      benefits for traditional and limited     (with early adoption     new guidance. Given the nature and
944): Targeted        payment long-duration contracts, and     permitted).              extent of the required changes to a
Improvements to the   requires assumptions for those                                    significant portion of the Company's
Accounting for        liability valuations to be updated                                operations, the adoption of this
Long-Duration         after contract inception, (ii) requires                           guidance is expected to have a
Contracts, as         more market-based product guarantees on                           material impact on the Company's
amended by ASU        certain separate account and other                                consolidated financial statements.
2019-09, Financial    account balance long-duration contracts
Services --           to be accounted for at fair value,
Insurance (Topic      (iii) simplifies the amortization of
944): Effective Date  DAC for virtually all long-duration
                      contracts, and (iv) introduces certain
                      financial statement presentation
                      requirements, as well as significant
                      additional quantitative and qualitative
                      disclosures. The amendments in ASU
                      2019-09 defer the effective date of the
                      amendments in update 2018-12 for all
                      entities.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,          The new guidance simplifies the current  January 1, 2020, to be   The new guidance will reduce the
Intangibles --        two-step goodwill impairment test by     applied on a             complexity involved with the
Goodwill and Other    eliminating Step 2 of the test. The new  prospective basis.       evaluation of goodwill for
(Topic 350):          guidance requires a one-step impairment                           impairment. The impact of the new
Simplifying the Test  test in which an entity compares the                              guidance will depend on the
for Goodwill          fair value of a reporting unit with its                           outcomes of future goodwill
Impairment            carrying amount and recognizes an                                 impairment tests.
                      impairment charge for the amount by
                      which the carrying amount exceeds the
                      reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13,          This new guidance requires an allowance  January 1, 2020, to be   The Company has finalized the
Financial             for credit losses based on the           applied on a modified    development of the credit loss
Instruments --        expectation of lifetime credit losses    retrospective basis,     models for its financing receivables
Credit Losses         on financing receivables carried at      which requires           carried at amortized cost. The
(Topic 326):          amortized cost, including, but not       transition adjustments   development of these credit loss
Measurement of        limited to, mortgage loans, premium      to be recorded as a      models included data input
Credit Losses on      receivables, reinsurance receivables     cumulative effect        validations, updates to information
Financial             and leases other than operating leases.  adjustment to retained   systems and enhanced policies and
Instruments, as       The current model for OTTI on AFS debt   earnings.                controls. At December 31, 2019, the
clarified and         securities has been modified and                                  allowance for credit losses was
amended by ASU        requires the recording of an allowance                            approximately 0.50% of the
2018-19,              for credit losses instead of a                                    amortized cost of financing
Codification          reduction of the carrying value. Any                              receivables in scope. The Company
Improvements to       improvements in expected future cash                              estimates that upon adoption, the
Topic 326,            flows will no longer be reflected as a                            allowance for credit losses will be
Financial             prospective yield adjustment, but                                 less than 1.00% of the amortized cost
Instruments --        instead will be reflected as a                                    of financing receivables in scope.
Credit Losses, ASU    reduction in the allowance. The new                               The increase in the allowance for
2019-04,              guidance also replaces the model for                              credit losses primarily relates to the
Codification          purchased credit impaired debt                                    Company's residential mortgage loan
Improvements to       securities and financing receivables                              portfolio.
Topic 326,            and requires the establishment of an
Financial             allowance for credit losses at
Instruments --        acquisition, which is added to the
Credit Losses, Topic  purchase price to establish the initial
815, Derivatives      amortized cost of the instrument.
and Hedging, and      The new guidance also requires enhanced
Topic 825,            disclosures.
Financial
Instruments, ASU
2019-05, Financial
Instruments --
Credit Losses
(Topic 326):
Targeted Transition
Relief, and ASU
2019-11,
Codification
Improvements to
Topic 326,
Financial
Instruments --
Credit Losses

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, vision and accident & health coverages, as well as prepaid legal plans. This business also sells ASO arrangements to some employers.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, tort settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- or trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses, previously included in MLIC's former retail business, that the
Company no longer actively markets, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2019, 2018 and 2017 and at December 31, 2019 and 2018. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss), or adjusted earnings.

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                   MetLife    Corporate                               Total
Year Ended December 31, 2019            U.S.       Holdings    & Other       Total     Adjustments Consolidated
----------------------------------  ------------  ----------- ---------  ------------  ----------- ------------
                                                                   (In millions)
Revenues
Premiums...........................  $    18,510   $    3,098  $     --   $    21,608   $      --   $    21,608
Universal life and investment-type
 product policy fees...............        1,037          912        --         1,949          88         2,037
Net investment income..............        6,647        4,688       (73)       11,262        (289)       10,973
Other revenues.....................          815          220       538         1,573          --         1,573
Net investment gains (losses)......           --           --        --            --         346           346
Net derivative gains (losses)......           --           --        --            --        (288)         (288)
                                    ------------  ----------- ---------  ------------  ----------- ------------
 Total revenues....................       27,009        8,918       465        36,392        (143)       36,249
                                    ------------  ----------- ---------  ------------  ----------- ------------
Expenses
Policyholder benefits and claims
 and policyholder dividends........       18,963        5,920        --        24,883         206        25,089
Interest credited to policyholder
 account balances..................        1,925          718        --         2,643         (19)        2,624
Capitalization of DAC..............          (53)          10        --           (43)         --           (43)
Amortization of DAC and VOBA.......           55          220        --           275         (36)          239
Interest expense on debt...........           10            8        87           105          --           105
Other expenses.....................        2,947          844       877         4,668           7         4,675
                                    ------------  ----------- ---------  ------------  ----------- ------------
 Total expenses....................       23,847        7,720       964        32,531         158        32,689
                                    ------------  ----------- ---------  ------------  ----------- ------------
Provision for income tax expense
 (benefit).........................          656          232      (677)          211         (63)          148
                                    ------------  ----------- ---------  ------------              ------------
 Adjusted earnings.................  $     2,506   $      966  $    178         3,650
                                    ============  =========== =========
Adjustments to:
Total revenues.....................                                              (143)
Total expenses.....................                                              (158)
Provision for income tax (expense)
 benefit...........................                                                63
                                                                         ------------
 Net income (loss).................                                       $     3,412               $     3,412
                                                                         ============              ============

                                             MetLife    Corporate
 At December 31, 2019              U.S.      Holdings    & Other      Total
 -----------------------------  ----------- ----------- ---------- -----------
                                                (In millions)
 Total assets..................  $  246,319  $  156,327  $  28,171  $  430,817
 Separate account assets.......  $   73,056  $   44,811  $      --  $  117,867
 Separate account liabilities..  $   73,056  $   44,811  $      --  $  117,867

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                         MetLife     Corporate                                Total
Year Ended December 31, 2018                 U.S.        Holdings     & Other       Total     Adjustments  Consolidated
---------------------------------------  ------------  ------------ ----------  ------------  -----------  ------------
                                                                          (In millions)
Revenues
Premiums................................  $    23,388   $     3,205  $      20   $    26,613   $       --   $    26,613
Universal life and investment-type
 product policy fees....................        1,023         1,008         --         2,031           93         2,124
Net investment income...................        6,678         4,780       (154)       11,304         (385)       10,919
Other revenues..........................          775           240        571         1,586           --         1,586
Net investment gains (losses)...........           --            --         --            --          153           153
Net derivative gains (losses)...........           --            --         --            --          766           766
                                         ------------  ------------ ----------  ------------  -----------  ------------
 Total revenues.........................       31,864         9,233        437        41,534          627        42,161
                                         ------------  ------------ ----------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................       24,202         5,870          5        30,077          105        30,182
Interest credited to policyholder
 account balances.......................        1,735           748         --         2,483           (4)        2,479
Capitalization of DAC...................          (40)            6         --           (34)          --           (34)
Amortization of DAC and VOBA............           75           245         --           320          150           470
Interest expense on debt................           12             8         88           108           --           108
Other expenses..........................        2,838           980        834         4,652           (5)        4,647
                                         ------------  ------------ ----------  ------------  -----------  ------------
 Total expenses.........................       28,822         7,857        927        37,606          246        37,852
                                         ------------  ------------ ----------  ------------  -----------  ------------
Provision for income tax expense
 (benefit)..............................          648           269       (823)           94           79           173
                                         ------------  ------------ ----------  ------------               ------------
 Adjusted earnings......................  $     2,394   $     1,107  $     333         3,834
                                         ============  ============ ==========
Adjustments to:
Total revenues..........................                                                 627
Total expenses..........................                                                (246)
Provision for income tax (expense)
 benefit................................                                                 (79)
                                                                                ------------
 Net income (loss)......................                                         $     4,136                $     4,136
                                                                                ============               ============

                                               MetLife      Corporate
 At December 31, 2018              U.S.        Holdings      & Other        Total
-----------------------------  ------------- ------------- -----------  -------------
                                                   (In millions)
Total assets..................  $    233,998  $    147,498  $    25,421  $    406,917
Separate account assets.......  $     69,328  $     41,522  $       --   $    110,850
Separate account liabilities..  $     69,328  $     41,522  $       --   $    110,850

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                       MetLife     Corporate                              Total
Year Ended December 31, 2017                 U.S.      Holdings     & Other      Total     Adjustments Consolidated
---------------------------------------  -----------  ----------  ----------  -----------  ----------- ------------
                                                                       (In millions)
Revenues
Premiums................................ $    19,496  $    3,420  $        9  $    22,925   $     --   $    22,925
Universal life and investment-type
 product policy fees....................       1,004       1,126          --        2,130         97         2,227
Net investment income...................       6,206       4,920        (243)      10,883       (370)       10,513
Other revenues..........................         781         200         589        1,570         --         1,570
Net investment gains (losses)...........          --          --          --           --        334           334
Net derivative gains (losses)...........          --          --          --           --       (344)         (344)
                                         -----------  ----------  ----------  -----------  ----------- ------------
 Total revenues.........................      27,487       9,666         355       37,508       (283)       37,225
                                         -----------  ----------  ----------  -----------  ----------- ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................      20,558       6,006           4       26,568        321        26,889
Interest credited to policyholder
 account balances.......................       1,459         779          --        2,238         (3)        2,235
Capitalization of DAC...................         (48)        (13)         --          (61)        --           (61)
Amortization of DAC and VOBA............          56         303          --          359       (118)          241
Interest expense on debt................          11           8          87          106         --           106
Other expenses..........................       2,717       1,201         930        4,848          1         4,849
                                         -----------  ----------  ----------  -----------  ----------- ------------
 Total expenses.........................      24,753       8,284       1,021       34,058        201        34,259
                                         -----------  ----------  ----------  -----------   --------   -----------
Provision for income tax expense
 (benefit)..............................         954         427        (368)       1,013     (1,574)         (561)
                                         -----------  ----------  ----------  -----------              ------------
 Adjusted earnings...................... $     1,780  $      955  $     (298)       2,437
                                         ===========  ==========  ==========
Adjustments to:
Total revenues..........................                                             (283)
Total expenses..........................                                             (201)
Provision for income tax (expense)
 benefit................................                                            1,574
                                                                              -----------
 Net income (loss)......................                                      $     3,527              $     3,527
                                                                              ===========              ============

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                       Years Ended December 31,
                                                       -----------------------
                                                        2019     2018    2017
                                                       -------  ------- -------
                                                            (In millions)
 Life insurance....................................... $13,413  $13,251 $13,139
 Accident & health insurance..........................   8,556    8,071   7,933
 Annuities............................................   2,917    8,685   5,390
 Other................................................     332      316     260
                                                       -------  ------- -------
  Total............................................... $25,218  $30,323 $26,722
                                                       =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.0 billion,
$3.1 billion and $2.8 billion for the years ended December 31, 2019, 2018 and
2017, respectively, which represented 12%, 10% and 11% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2019, 2018 and 2017.

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                 December 31,
                                               -----------------
                                                 2019     2018
                                               -------- --------
                                                 (In millions)
                U.S........................... $139,081 $135,003
                MetLife Holdings..............   88,451   88,725
                Corporate & Other.............      212      291
                                               -------- --------
                 Total........................ $227,744 $224,019
                                               ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      -------------------------------------------------------------------
      Product Type:                Measurement Assumptions:
      -------------------------------------------------------------------
      Participating life           Aggregate of (i) net level premium
                                     reserves for death and endowment
                                     policy benefits (calculated based
                                     upon the non-forfeiture interest
                                     rate, ranging from 3% to 7%, and
                                     mortality rates guaranteed in
                                     calculating the cash surrender
                                     values described in such
                                     contracts); and (ii) the liability
                                     for terminal dividends.
      -------------------------------------------------------------------
      Nonparticipating life        Aggregate of the present value of
                                     future expected benefit payments
                                     and related expenses less the
                                     present value of future expected
                                     net premiums. Assumptions as to
                                     mortality and persistency are based
                                     upon the Company's experience when
                                     the basis of the liability is
                                     established. Interest rate
                                     assumptions for the aggregate
                                     future policy benefit liabilities
                                     range from 2% to 11%.
      -------------------------------------------------------------------
      Individual and group         Present value of future expected
      traditional fixed annuities    payments. Interest rate assumptions
      after annuitization            used in establishing such
                                     liabilities range from 1% to 11%.
      -------------------------------------------------------------------
      Non-medical health           The net level premium method and
      insurance                      assumptions as to future morbidity,
                                     withdrawals and interest, which
                                     provide a margin for adverse
                                     deviation. Interest rate
                                     assumptions used in establishing
                                     such liabilities range from 1% to
                                     7%.
      -------------------------------------------------------------------
      Disabled lives               Present value of benefits method and
                                     experience assumptions as to claim
                                     terminations, expenses and
                                     interest. Interest rate assumptions
                                     used in establishing such
                                     liabilities range from 2% to 8%.
      -------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2019 and 2018. Participating policies represented
19%, 20% and 21% of gross traditional life insurance premiums for the years ended December 31, 2019, 2018 and 2017, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        .  Certain contracts also provide   . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                       Universal and Variable
                                  Annuity Contracts       Life Contracts
                               ----------------------  ---------------------
                                GMDBs and              Secondary    Paid-Up
                                  GMWBs       GMIBs    Guarantees  Guarantees     Total
                               ----------  ----------  ----------  ---------- ------------
                                                      (In millions)
Direct:
Balance at January 1, 2017.... $      268  $      467  $      620  $      102 $      1,457
Incurred guaranteed benefits..         58         112         105           7          282
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..        326         579         725         109        1,739
Incurred guaranteed benefits..          3         162          95           5          265
Paid guaranteed benefits......        (12)         (3)         --          --          (15)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..        317         738         820         114        1,989
Incurred guaranteed benefits..         57          19         255          52          383
Paid guaranteed benefits......        (13)         --          --          --          (13)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $      361  $      757  $    1,075  $      166 $      2,359
                               ==========  ==========  ==========  ========== ============
Ceded:
Balance at January 1, 2017.... $       44  $      (21) $      249  $       71 $        343
Incurred guaranteed benefits..        (44)         21          23           5            5
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..         --          --         272          76          348
Incurred guaranteed benefits..         --          --          29           4           33
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..         --          --         301          80          381
Incurred guaranteed benefits..         --          --          95          15          110
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $       --  $       --  $      396  $       95 $        491
                               ==========  ==========  ==========  ========== ============
Net:
Balance at January 1, 2017.... $      224  $      488  $      371  $       31 $      1,114
Incurred guaranteed benefits..        102          91          82           2          277
Paid guaranteed benefits......         --          --          --          --           --
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2017..        326         579         453          33        1,391
Incurred guaranteed benefits..          3         162          66           1          232
Paid guaranteed benefits......        (12)         (3)         --          --          (15)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2018..        317         738         519          34        1,608
Incurred guaranteed benefits..         57          19         160          37          273
Paid guaranteed benefits......        (13)         --          --          --          (13)
                               ----------  ----------  ----------  ---------- ------------
Balance at December 31, 2019.. $      361  $      757  $      679  $       71 $      1,868
                               ==========  ==========  ==========  ========== ============

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                             December 31,
                                              -----------------------------------------------------------------------
                                                              2019                                  2018
                                              ---------------------------------     ---------------------------------
                                                   In the               At               In the               At
                                                Event of Death      Annuitization     Event of Death      Annuitization
                                              ----------------   ---------------    ----------------   ---------------
                                                                         (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
 Total account value (1), (2)................  $      49,207      $      21,472      $      47,393      $      20,692
 Separate account value (1)..................  $      39,679      $      20,666      $      37,342      $      19,839
 Net amount at risk..........................  $       1,195 (3)  $         524 (4)  $       2,433 (3)  $         418 (4)
Average attained age of contractholders......       68 years           66 years           67 years           65 years
Other Annuity Guarantees:
 Total account value (1), (2)................            N/A      $         143                N/A      $         144
 Net amount at risk..........................            N/A      $          80 (5)            N/A      $          85 (5)
Average attained age of contractholders......            N/A           54 years                N/A           53 years

                                                                             December 31,
                                              -----------------------------------------------------------------------
                                                              2019                                  2018
                                              ---------------------------------     ---------------------------------
                                                 Secondary            Paid-Up          Secondary            Paid-Up
                                                 Guarantees         Guarantees         Guarantees         Guarantees
                                              ----------------   ---------------    ----------------   ---------------
                                                                         (Dollars in millions)
Universal and Variable Life Contracts:
 Total account value (1), (2)................  $       4,909      $         899      $       4,614      $         937
 Net amount at risk (6)......................  $      41,385      $       5,884      $      44,596      $       6,290
Average attained age of policyholders........       57 years           64 years           55 years           63 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                 December 31,
                                          ---------------------------
                                              2019          2018
                                          ------------- -------------
                                                 (In millions)
           Fund Groupings:
           Equity........................ $      21,960 $      18,073
           Balanced......................        17,396        15,831
           Bond..........................         3,024         2,885
           Money Market..................            48            53
                                          ------------- -------------
            Total........................ $      42,428 $      36,842
                                          ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The
Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion for both the years ended December 31, 2019 and 2018. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2019, 2018 and 2017, the Company issued $37.3 billion, $41.8 billion and $42.7 billion, respectively, and repaid $36.4 billion, $43.7 billion and $41.4 billion, respectively, of such funding agreements. At December 31, 2019 and 2018, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $34.6 billion and $32.3 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $737 million and $724 million at December 31, 2019 and 2018, respectively.

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                                  Liability                  Collateral
                          ------------------------- ------------------------
                                               December 31,
                          --------------------------------------------------
                              2019         2018           2019          2018
                          ------------ ------------ ------------     -------
                                              (In millions)
FHLB of New York (1)..... $     14,445 $     14,245 $     16,570 (2) $16,340 (2)
Farmer Mac (3)........... $      2,550 $      2,550 $      2,670     $ 2,639

--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of New
    York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2019. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2019 is presented as supplementary information.

  U.S.

   Group Life -- Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance              At December 31, 2019
         ------------------------------------------------------------------------------------------  ----------------------------
                                      For the Years Ended December 31,                                  Total IBNR
         ------------------------------------------------------------------------------------------  Liabilities Plus
                                            (Unaudited)                                                  Expected     Cumulative
         ---------------------------------------------------------------------------------            Development on  Number of
Incurral                                                                                                 Reported      Reported
  Year      2011       2012      2013      2014      2015      2016      2017      2018      2019         Claims        Claims
-------- ---------- ---------- --------- --------- --------- --------- --------- --------- --------  ---------------- -----------
                                                          (Dollars in millions)
  2011.. $    6,318 $    6,290 $   6,293 $   6,269 $   6,287 $   6,295 $   6,294 $   6,295 $  6,297       $    1          207,857
  2012..                 6,503     6,579     6,569     6,546     6,568     6,569     6,569    6,572            2          209,500
  2013..                           6,637     6,713     6,719     6,720     6,730     6,720    6,723            2          212,019
  2014..                                     6,986     6,919     6,913     6,910     6,914    6,919            4          214,563
  2015..                                               7,040     7,015     7,014     7,021    7,024            5          216,429
  2016..                                                         7,125     7,085     7,095    7,104            8          215,108
  2017..                                                                   7,432     7,418    7,425           15          253,613
  2018..                                                                             7,757    7,655           37          235,820
  2019..                                                                                      7,935          848          185,891
                                                                                           --------
 Total...............................................................                        63,654
Cumulative paid claims and paid allocated claim adjustment
 expenses, net of reinsurance.........................................                      (61,612)
All outstanding liabilities for incurral years prior to 2011, net
 of reinsurance.......................................................                           15
                                                                                           --------
 Total unpaid claims and claim adjustment expenses, net of
  reinsurance........................................................                      $  2,057
                                                                                           ========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               ----------------------------------------------------------------------------------------------------
                                                 For the Years Ended December 31,
               ----------------------------------------------------------------------------------------------------
                                                     (Unaudited)
               --------------------------------------------------------------------------------------- ------------
Incurral Year     2011       2012       2013       2014       2015       2016       2017       2018        2019
-------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
                                                          (In millions)
    2011...... $    4,982 $    6,194 $    6,239 $    6,256 $    6,281 $    6,290 $    6,292 $    6,295  $     6,296
    2012......                 5,132      6,472      6,518      6,532      6,558      6,565      6,566        6,569
    2013......                            5,216      6,614      6,664      6,678      6,711      6,715        6,720
    2014......                                       5,428      6,809      6,858      6,869      6,902        6,912
    2015......                                                  5,524      6,913      6,958      6,974        7,008
    2016......                                                             5,582      6,980      7,034        7,053
    2017......                                                                        5,761      7,292        7,355
    2018......                                                                                   6,008        7,521
    2019......                                                                                                6,178
                                                                                                       ------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance.......   $    61,612
                                                                                                       ============

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2019:

                                        Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                                  -----------------------------------------------------------------------------------
   Years.........................   1          2         3         4         5         6        7       8       9
   Group Life - Term............. 78.3%      20.0%      0.7%      0.2%      0.4%      0.1%     --%     --%     --%

   Group Long-Term Disability

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2019
          ---------------------------------------------------------------------------------------  ----------------------------
                                      For the Years Ended December 31,                                Total IBNR
          ---------------------------------------------------------------------------------------  Liabilities Plus
                                            (Unaudited)                                                Expected     Cumulative
          -------------------------------------------------------------------------------           Development on  Number of
Incurral                                                                                               Reported      Reported
 Year       2011      2012      2013      2014      2015      2016      2017      2018      2019        Claims        Claims
--------  --------- --------- --------- --------- --------- --------- --------- --------- -------  ---------------- -----------
                                                          (Dollars in millions)
  2011... $     955 $     916 $     894 $     914 $     924 $     923 $     918 $     917 $   914       $   --           21,644
  2012...                 966       979       980     1,014     1,034     1,037     1,021   1,015           --           20,085
  2013...                         1,008     1,027     1,032     1,049     1,070     1,069   1,044           --           21,137
  2014...                                   1,076     1,077     1,079     1,101     1,109   1,098           --           22,851
  2015...                                             1,082     1,105     1,093     1,100   1,087           --           21,203
  2016...                                                       1,131     1,139     1,159   1,162           --           17,958
  2017...                                                                 1,244     1,202   1,203           12           16,266
  2018...                                                                           1,240   1,175           35           14,869
  2019...                                                                                   1,277          657            8,350
                                                                                          -------
 Total..................................................................................    9,975
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance..  (4,713)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.........   1,829
                                                                                          -------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..................  $ 7,091
                                                                                          =======

                  Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  --------------------------------------------------------------------------------------------------
                                           For the Years Ended December 31,
                  --------------------------------------------------------------------------------------------------
                                               (Unaudited)
                  --------------------------------------------------------------------------------------
Incurral Year      2011        2012        2013       2014       2015       2016       2017       2018      2019
-------------      -------    --------    --------   --------   --------   --------   --------  -------- -----------
                                                    (In millions)
    2011......... $    44    $    217    $    337   $    411   $    478   $    537   $    588   $    635  $      670
    2012.........                  43         229        365        453        524        591        648         694
    2013.........                              43        234        382        475        551        622         676
    2014.........                                         51        266        428        526        609         677
    2015.........                                                    50        264        427        524         601
    2016.........                                                               49        267        433         548
    2017.........                                                                          56        290         476
    2018.........                                                                                     54         314
    2019.........                                                                                                 57
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    4,713
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2019:

                                      Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                                -----------------------------------------------------------------------------------
 Years.........................  1          2          3        4        5        6        7        8        9
 Group Long-Term Disability.... 4.5%      19.4%      14.3%     8.9%     7.2%     6.5%     5.5%     4.8%     4.0%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2019 compared to the 2018 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2019. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2019 and 2018.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion and
   $1.3 billion at December 31, 2019 and 2018, respectively. The amount of interest accretion recognized was $470 million, $509 million and
   $510 million for the years ended December 31, 2019, 2018 and 2017, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                     December 31, 2019
                                                                                              ------------------------------
                                                                                                       (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,057
Group Long-Term Disability...................................................................          7,091
                                                                                              --------------
  Total......................................................................................                $         9,148
Other insurance lines - all segments combined................................................                            671
                                                                                                             ---------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                          9,819
                                                                                                             ---------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             13
Group Long-Term Disability...................................................................            133
                                                                                              --------------
  Total......................................................................................                            146
Other insurance lines - all segments combined................................................                             29
                                                                                                             ---------------
  Total reinsurance recoverable on unpaid claims.............................................                            175
                                                                                                             ---------------
  Total unpaid claims and allocated claims adjustment expense................................                          9,994
Discounting..................................................................................                         (1,233)
                                                                                                             ---------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                          8,761
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                          4,379
                                                                                                             ---------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $        13,140
                                                                                                             ===============

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                 Years Ended December 31,
                                    -------------------------------------------------
                                          2019             2018             2017
                                    ---------------  ---------------  ---------------
                                                      (In millions)
Balance at January 1,.............. $        12,590  $        12,090  $        11,621
 Less: Reinsurance recoverables....           1,497            1,401            1,251
                                    ---------------  ---------------  ---------------
Net balance at January 1,..........          11,093           10,689           10,370
Incurred related to:
 Current year......................          17,711           16,714           16,264
 Prior years (1)...................              44              241              175
                                    ---------------  ---------------  ---------------
   Total incurred..................          17,755           16,955           16,439
                                    ---------------  ---------------  ---------------
Paid related to:
 Current year......................         (12,934)         (12,359)         (12,212)
 Prior years.......................          (4,299)          (4,192)          (3,908)
                                    ---------------  ---------------  ---------------
   Total paid......................         (17,233)         (16,551)         (16,120)
                                    ---------------  ---------------  ---------------
Net balance at December 31,........          11,615           11,093           10,689
 Add: Reinsurance recoverables.....           1,525            1,497            1,401
                                    ---------------  ---------------  ---------------
Balance at December 31,............ $        13,140  $        12,590  $        12,090
                                    ===============  ===============  ===============
--------

(1) For the years ended December 31, 2019, 2018 and 2017, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $72.2 billion and $66.0 billion at December 31, 2019 and 2018, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $45.6 billion and $44.8 billion at December 31, 2019 and 2018, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.91% and 2.68% at December 31, 2019 and 2018, respectively.

  For the years ended December 31, 2019, 2018 and 2017, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                                    Years Ended December 31,
                                                                       -------------------------------------------------
                                                                             2019             2018             2017
                                                                       ---------------  ---------------  ---------------
                                                                                         (In millions)
DAC:
Balance at January 1,.................................................  $        4,089   $        4,320   $        4,714
Capitalizations.......................................................              43               34               61
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).......              25             (114)              91
Other expenses........................................................            (263)            (355)            (331)
                                                                       ---------------  ---------------  ---------------
 Total amortization...................................................            (238)            (469)            (240)
                                                                       ---------------  ---------------  ---------------
Unrealized investment gains (losses)..................................            (467)             204             (215)
                                                                       ---------------  ---------------  ---------------
Balance at December 31,...............................................           3,427            4,089            4,320
                                                                       ---------------  ---------------  ---------------
VOBA:
Balance at January 1,.................................................              28               28               29
Amortization related to other expenses................................              (1)              (1)              (1)
Unrealized investment gains (losses)..................................              (1)               1               --
                                                                       ---------------  ---------------  ---------------
Balance at December 31,...............................................              26               28               28
                                                                       ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,...............................................  $        3,453   $        4,117   $        4,348
                                                                       ===============  ===============  ===============

  Information regarding total DAC and VOBA by segment, as well as Corporate &
Other, was as follows at:

                                                 December 31,
                                         -----------------------------
                                              2019           2018
                                         -------------- --------------
                                                 (In millions)
          U.S........................... $          405 $          403
          MetLife Holdings..............          3,048          3,709
          Corporate & Other.............             --              5
                                         -------------- --------------
           Total........................ $        3,453 $        4,117
                                         ============== ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ----------  ----------
                                                      (In millions)
  DSI:
  Balance at January 1,................... $       93  $       93  $      105
  Capitalization..........................          1           1           1
  Amortization............................        (20)        (15)         (8)
  Unrealized investment gains (losses)....        (12)         14          (5)
                                           ----------  ----------  ----------
  Balance at December 31,................. $       62  $       93  $       93
                                           ==========  ==========  ==========
  VODA and VOCRA:
  Balance at January 1,................... $      181  $      207  $      235
  Amortization............................        (24)        (26)        (28)
                                           ----------  ----------  ----------
  Balance at December 31,................. $      157  $      181  $      207
                                           ==========  ==========  ==========
   Accumulated amortization............... $      300  $      276  $      250
                                           ==========  ==========  ==========

  The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                        VOBA     VODA and VOCRA
                                                    ------------ --------------
                                                           (In millions)
 2020.............................................. $          2 $          22
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13

5. Reinsurance

  The Company enters into reinsurance agreements that transfers risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For certain policies within its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

  The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has periodically engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2019 and 2018 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.8 billion and $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2019 and 2018, respectively.

  At December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2018, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.0 billion, or 69%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25%
of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The
Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                        Years Ended December 31,
                                              -------------------------------------------
                                                   2019           2018           2017
                                              -------------  -------------  -------------
                                                             (In millions)
Premiums
Direct premiums..............................  $     21,804   $     26,883   $     23,062
Reinsurance assumed..........................           811            752          1,116
Reinsurance ceded............................        (1,007)        (1,022)        (1,253)
                                              -------------  -------------  -------------
 Net premiums................................  $     21,608   $     26,613   $     22,925
                                              =============  =============  =============
Universal life and investment-type product
 policy fees
Direct universal life and investment-type
 product policy fees.........................  $      2,331   $      2,382   $      2,492
Reinsurance assumed..........................           (15)             9             12
Reinsurance ceded............................          (279)          (267)          (277)
                                              -------------  -------------  -------------
 Net universal life and investment-type
   product policy fees.......................  $      2,037   $      2,124   $      2,227
                                              =============  =============  =============
Other revenues
Direct other revenues........................  $      1,007   $      1,017   $        930
Reinsurance assumed..........................            (5)           (11)            35
Reinsurance ceded............................           571            580            605
                                              -------------  -------------  -------------
 Net other revenues..........................  $      1,573   $      1,586   $      1,570
                                              =============  =============  =============
Policyholder benefits and claims
Direct policyholder benefits and claims......  $     24,469   $     29,589   $     26,199
Reinsurance assumed..........................           728            691            875
Reinsurance ceded............................        (1,146)        (1,183)        (1,282)
                                              -------------  -------------  -------------
 Net policyholder benefits and claims........  $     24,051   $     29,097   $     25,792
                                              =============  =============  =============
Interest credited to policyholder account
 balances
Direct interest credited to policyholder
 account balances............................  $      2,592   $      2,446   $      2,199
Reinsurance assumed..........................            44             46             49
Reinsurance ceded............................           (12)           (13)           (13)
                                              -------------  -------------  -------------
 Net interest credited to policyholder
   account balances..........................  $      2,624   $      2,479   $      2,235
                                              =============  =============  =============
Other expenses
Direct other expenses........................  $      4,464   $      4,650   $      4,489
Reinsurance assumed..........................            50             71            138
Reinsurance ceded............................           462            470            508
                                              -------------  -------------  -------------
 Net other expenses..........................  $      4,976   $      5,191   $      5,135
                                              =============  =============  =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2019                                  2018
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,767  $  700  $18,968   $ 22,435  $  2,094  $  518  $19,217   $ 21,829
Deferred policy acquisition costs and value
 of business acquired.......................     3,657      14     (218)     3,453     4,343      15     (241)     4,117
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  6,424  $  714  $18,750   $ 25,888  $  6,437  $  533  $18,976   $ 25,946
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $127,058  $1,252  $    (6)  $128,304  $124,787  $1,313  $    (1)  $126,099
Policyholder account balances...............    91,550     158       --     91,708    90,489     167       --     90,656
Other policy-related balances...............     7,466     257        9      7,732     7,021     231       12      7,264
Other liabilities...........................     7,211   2,318   16,553     26,082     6,084   2,242   16,294     24,620
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $233,285  $3,985  $16,556   $253,826  $228,381  $3,953  $16,305   $248,639
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$13.7 billion and $14.1 billion at December 31, 2019 and 2018, respectively.
The deposit liabilities on reinsurance were $1.7 billion and $1.8 billion at
December 31, 2019 and 2018, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                Years Ended December 31,
                                         -------------------------------------
                                             2019         2018         2017
                                         -----------  -----------  -----------
                                                     (In millions)
Premiums
Reinsurance assumed.....................  $        9   $        9   $      122
Reinsurance ceded.......................        (115)        (117)        (132)
                                         -----------  -----------  -----------
 Net premiums...........................  $     (106)  $     (108)  $      (10)
                                         ===========  ===========  ===========
Universal life and investment-type
 product policy fees
Reinsurance assumed.....................  $        1   $       (1)  $       12
Reinsurance ceded.......................         (17)         (18)         (19)
                                         -----------  -----------  -----------
 Net universal life and investment-type
   product policy fees..................  $      (16)  $      (19)  $       (7)
                                         ===========  ===========  ===========
Other revenues
Reinsurance assumed.....................  $      (19)  $       --   $       37
Reinsurance ceded.......................         533          541          563
                                         -----------  -----------  -----------
 Net other revenues.....................  $      514   $      541   $      600
                                         ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed.....................  $        4   $       11   $       69
Reinsurance ceded.......................        (153)        (120)        (122)
                                         -----------  -----------  -----------
 Net policyholder benefits and claims...  $     (149)  $     (109)  $      (53)
                                         ===========  ===========  ===========
Interest credited to policyholder
 account balances
Reinsurance assumed.....................  $       30   $       38   $       47
Reinsurance ceded.......................         (12)         (13)         (13)
                                         -----------  -----------  -----------
 Net interest credited to policyholder
   account balances.....................  $       18   $       25   $       34
                                         ===========  ===========  ===========
Other expenses
Reinsurance assumed.....................  $       --   $       10   $       40
Reinsurance ceded.......................         533          543          600
                                         -----------  -----------  -----------
 Net other expenses.....................  $      533   $      553   $      640
                                         ===========  ===========  ===========

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2019                      2018
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $       --  $    12,584   $       --  $    12,676
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (160)          --         (175)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $       --  $    12,424   $       --  $    12,501
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       55  $        (6)  $       61  $        (1)
Policyholder account balances...........................         131           --          141           --
Other policy-related balances...........................           1            9            6           12
Other liabilities.......................................         824       12,695          841       12,366
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,011  $    12,698   $    1,049  $    12,377
                                                         =========== ============  =========== ============

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $21 million and
$4 million at December 31, 2019 and 2018, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($17) million,
$12 million and ($6) million for the years ended December 31, 2019, 2018 and
2017, respectively.

  The Company ceded risks to a former affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). Related party net derivative gains (losses) associated with the embedded derivatives were $0, $0 and ($110) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $996 million and $461 million at December 31,
2019 and 2018, respectively. Net derivative gains (losses) associated with the embedded derivative were ($535) million, $421 million and ($115) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  The Company assumed risks from former affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses).
Related party net derivative gains (losses) associated with the embedded derivatives were $0, $1 million and $263 million for the years ended
December 31, 2019, 2018 and 2017, respectively.

  In January 2017, Brighthouse recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. The
Company recognized a gain of $178 million, net of income tax, for the year ended December 31, 2017 as a result of these transactions.

  In January 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse. The
Company recognized a loss of $89 million, net of income tax, for the year ended
December 31, 2017, as a result of this transaction.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $528 million and $451 million of unsecured affiliated reinsurance recoverable balances at December 31, 2019 and
2018, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.2 billion and $11.4 billion at December 31, 2019 and 2018, respectively. The deposit liabilities on affiliated reinsurance were
$821 million and $837 million at December 31, 2019 and 2018, respectively.

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the
Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the
Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                            December 31,
                                                   ------------------------------
                                                        2019            2018
                                                   --------------  --------------
                                                            (In millions)
Closed Block Liabilities
Future policy benefits............................  $      39,379   $      40,032
Other policy-related balances.....................            423             317
Policyholder dividends payable....................            432             431
Policyholder dividend obligation..................          2,020             428
Deferred income tax liability.....................             79              28
Other liabilities.................................             81             328
                                                   --------------  --------------
 Total closed block liabilities...................         42,414          41,564
                                                   --------------  --------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at
 estimated fair value.............................         25,977          25,354
Mortgage loans....................................          7,052           6,778
Policy loans......................................          4,489           4,527
Real estate and real estate joint ventures........            544             544
Other invested assets.............................            416             747
                                                   --------------  --------------
 Total investments................................         38,478          37,950
Cash and cash equivalents.........................            448              --
Accrued investment income.........................            419             443
Premiums, reinsurance and other receivables.......             75              83
Current income tax recoverable....................             91              69
                                                   --------------  --------------
 Total assets designated to the closed block......         39,511          38,545
                                                   --------------  --------------
 Excess of closed block liabilities over assets
   designated to the closed block.................          2,903           3,019
                                                   --------------  --------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of
 income tax.......................................          2,453           1,089
Unrealized gains (losses) on derivatives, net of
 income tax.......................................             97              86
Allocated to policyholder dividend obligation,
 net of income tax................................         (1,596)           (338)
                                                   --------------  --------------
 Total amounts included in AOCI...................            954             837
                                                   --------------  --------------
 Maximum future earnings to be recognized from
   closed block assets and liabilities............  $       3,857   $       3,856
                                                   ==============  ==============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                      Years Ended December 31,
                                              -----------------------------------------
                                                  2019          2018          2017
                                              ------------- ------------  -------------
                                                            (In millions)
Balance at January 1,........................  $        428  $     2,121   $      1,931
Change in unrealized investment and
 derivative gains (losses)...................         1,592       (1,693)           190
                                              ------------- ------------  -------------
Balance at December 31,......................  $      2,020  $       428   $      2,121
                                              ============= ============  =============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

  Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2019          2018          2017
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,580  $      1,672  $      1,736
Net investment income........................        1,740         1,758         1,818
Net investment gains (losses)................           (7)          (71)            1
Net derivative gains (losses)................           12            22           (32)
                                              ------------  ------------  ------------
 Total revenues..............................        3,325         3,381         3,523
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,291         2,475         2,453
Policyholder dividends.......................          924           968           976
Other expenses...............................          111           117           125
                                              ------------  ------------  ------------
 Total expenses..............................        3,326         3,560         3,554
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........           (1)         (179)          (31)
Provision for income tax expense (benefit)...           (2)          (39)           12
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $          1  $       (140) $        (43)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are collectively, "Structured Products."

                                      December 31, 2019                                 December 31, 2018
                      ------------------------------------------------- -------------------------------------------------
                                      Gross Unrealized                                  Gross Unrealized
                                ----------------------------  Estimated           ----------------------------  Estimated
                      Amortized          Temporary    OTTI      Fair    Amortized          Temporary    OTTI      Fair
                        Cost     Gains    Losses   Losses (1)   Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------- --------- ---------- --------- --------- -------- --------- ---------- ---------
                                                                 (In millions)
U.S. corporate....... $  52,446 $  6,236  $   223   $     --  $  58,459 $  53,927 $  2,440 $   1,565  $     --  $  54,802
Foreign corporate....    28,421    2,397      517         --     30,301    26,592      674     1,303        --     25,963
U.S. government and
 agency..............    25,568    3,706       26         --     29,248    28,139    2,388       366        --     30,161
RMBS.................    21,476    1,324       59        (32)    22,773    22,186      831       305       (25)    22,737
ABS..................    10,215       47       61         --     10,201     8,599       40       112        --      8,527
Municipals...........     6,419    1,450       13         --      7,856     6,070      907        30        --      6,947
CMBS.................     5,523      214       17         --      5,720     5,471       48        75        --      5,444
Foreign government...     4,329      724       47         --      5,006     4,191      408       107        --      4,492
                      --------- --------  -------   --------  --------- --------- -------- ---------  --------  ---------
 Total fixed
   maturity
   securities AFS.... $ 154,397 $ 16,098  $   963   $   (32)  $ 169,564 $ 155,175 $  7,736 $   3,863  $   (25)  $ 159,073
                      ========= ========  =======   ========  ========= ========= ======== =========  ========  =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost and estimated fair value of fixed maturity securities
  AFS, by contractual maturity date, were as follows at December 31, 2019:

                                                     Due After Five
                                       Due After One     Years                                 Total Fixed
                           Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                          Year or Less  Five Years       Years          Years      Products   Securities AFS
                          ------------ ------------- -------------- ------------- ----------- --------------
                                                            (In millions)
Amortized cost........... $    11,075  $     22,190   $     26,917  $     57,001  $    37,214 $     154,397
Estimated fair value..... $    11,064  $     22,737   $     29,214  $     67,855  $    38,694 $     169,564

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                 December 31, 2019                           December 31, 2018
                     ------------------------------------------ -------------------------------------------
                                           Equal to or Greater                         Equal to or Greater
                      Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                     --------------------- -------------------- --------------------- ---------------------
                     Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated    Gross
                       Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair     Unrealized
                       Value      Losses     Value     Losses     Value      Losses     Value      Losses
                     ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                     (Dollars in millions)
U.S. corporate...... $    2,036  $    77   $   1,304  $   146   $   23,398 $   1,176  $    3,043 $     389
Foreign corporate...      1,368       93       3,499      424       12,911       893       2,138       410
U.S. government and
 agency.............      1,552       26          29       --        4,322        29       7,948       337
RMBS................      1,479       15         524       12        5,611       107       4,482       173
ABS.................      2,428       13       3,778       48        5,958       105         223         7
Municipals..........        508       13           1       --          675        22          94         8
CMBS................        857        5         212       12        2,455        45         344        30
Foreign government..        149        6         215       41        1,364        83         191        24
                     ----------  -------   ---------  -------   ---------- ---------  ---------- ---------
 Total fixed
   maturity
   securities AFS... $   10,377  $   248   $   9,562  $   683   $   56,694 $   2,460  $   18,463 $   1,378
                     ==========  =======   =========  =======   ========== =========  ========== =========
Total number of
 securities in an
 unrealized loss
 position...........      1,059                  802                 5,263                 1,125
                     ==========            =========            ==========            ==========

  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
  Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the
   Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Products, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements;
      the security's position within the capital structure of the issuer;
      possible corporate restructurings or asset sales by the issuer; and
      changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  .   When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an
   OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

     The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a security, the
   Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the
   Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2019. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities AFS decreased
   $2.9 billion for the year ended December 31, 2019 to $931 million. The decrease in gross unrealized losses for the year ended December 31, 2019, was primarily attributable to decreases in interest rates, narrowing credit spreads and to a lesser extent, foreign currency exchange rate movements.

     At December 31, 2019, $141 million of the total $931 million of gross unrealized losses were from 42 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities AFS

     Of the $141 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $90 million, or 64%, were related to gross unrealized losses on 18 investment grade fixed maturity securities AFS. Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $141 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $51 million, or 36%, were related to gross unrealized losses on 24 below investment grade fixed maturity securities AFS.
   Unrealized losses on below investment grade fixed maturity securities AFS are principally related to U.S. and foreign corporate securities (primarily industrial) and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates CMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                         December 31,
                                         ---------------------------------------------
                                                  2019                   2018
                                         ---------------------- ----------------------
                                          Carrying     % of      Carrying     % of
                                           Value       Total      Value       Total
                                         ----------- ---------- ----------- ----------
                                                     (Dollars in millions)
Mortgage loans:
Commercial.............................. $    37,311      56.9% $    38,123      59.9%
Agricultural............................      15,705       23.9      14,164       22.2
Residential.............................      12,575       19.2      11,392       17.9
                                         ----------- ---------- ----------- ----------
 Total recorded investment..............      65,591      100.0      63,679      100.0
Valuation allowances....................       (289)      (0.4)       (291)      (0.5)
                                         ----------- ---------- ----------- ----------
 Subtotal mortgage loans, net...........      65,302       99.6      63,388       99.5
Residential -- FVO (1)..................         188        0.3         299        0.5
                                         ----------- ---------- ----------- ----------
 Total mortgage loans
   held-for-investment, net.............      65,490      99.9%      63,687     100.0%
                                         ----------- ---------- ----------- ----------
Mortgage loans held-for-sale............          59        0.1          --         --
                                         ----------- ---------- ----------- ----------
 Total mortgage loans, net.............. $    65,549     100.0% $    63,687     100.0%
                                         =========== ========== =========== ==========
-------------

(1) Information on residential mortgage loans -- FVO is presented in Note 9.
    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

    The amount of net discounts, included within total recorded investment, primarily residential, was $852 million and $907 million at December 31, 2019 and 2018, respectively.

    Purchases of mortgage loans, primarily residential, were $4.0 billion,
  $3.4 billion and $3.1 billion for the years ended December 31, 2019, 2018 and
  2017, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2019, 2018 and 2017 was $100 million, $1.5 billion and
  $2.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $951 million, $1.5 billion and $1.8 billion for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company purchases unaffiliated mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2019 and 2018 was $4.1 billion and $3.7 billion, respectively. The Company did not purchase any unaffiliated mortgage loan participation interests for the year ended
  December 31, 2017. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the
  Company's behalf and the affiliate remitted such payments to the Company in the amount of $403 million and $119 million for the year ended December 31,
  2019 and 2018, respectively.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans held-for-investment by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses               Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- --------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                       Average
                   Principal   Recorded  Valuation   Principal    Recorded     Recorded     Valuation   Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment   Investment    Allowances   Value    Investment
                   ---------- ---------- ---------- -----------  -----------  ------------  ----------  --------- ----------
                                                               (In millions)
December 31, 2019
Commercial........  $      --  $      --  $     --   $       --   $       --  $    37,311    $    186    $     --  $     --
Agricultural......         56         56         3          196          196       15,453          46         249       200
Residential.......         --         --        --          473          427       12,148          54         427       406
                   ---------- ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      56  $      56  $      3   $      669   $      623  $    64,912    $    286    $    676  $    606
                   ========== ========== =========  ===========  ===========  ============  =========   ========= =========
December 31, 2018
Commercial........  $      --  $      --  $     --   $       --   $       --  $    38,123    $    190    $     --  $     --
Agricultural......         31         31         3          169          169       13,964          41         197       123
Residential.......         --         --        --          431          386       11,006          57         386       358
                   ---------- ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      31  $      31  $      3   $      600   $      555  $    63,093    $    288    $    583  $    481
                   ========== ========== =========  ===========  ===========  ============  =========   ========= =========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $5 million, $32 million and $285 million, respectively, for the year ended December 31, 2017.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                      Commercial   Agricultural   Residential      Total
                                    -------------- ------------- ------------- --------------
                                                          (In millions)
Balance at January 1, 2017.........  $         167  $         38  $         62  $         267
Provision (release)................              6             4             8             18
Charge-offs, net of recoveries.....             --           (2)          (12)           (14)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2017.......            173            40            58            271
Provision (release)................             17             4             7             28
Charge-offs, net of recoveries.....             --            --           (8)            (8)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2018.......            190            44            57            291
Provision (release)................            (4)            10             7             13
Charge-offs, net of recoveries.....             --           (5)          (10)           (15)
                                    -------------- ------------- ------------- --------------
Balance at December 31, 2019.......  $         186  $         49  $         54  $         289
                                    ============== ============= ============= ==============

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price.
   A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the
   Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans held-for-investment was as follows at:

                                         Recorded Investment
                       -------------------------------------------------------
                          Debt Service Coverage Ratios                          Estimated
                       ----------------------------------              % of       Fair       % of
                          1.20x   1.00x - 1.20x < 1.00x     Total     Total      Value      Total
                       ----------- ------------- -------- ----------- -------- ----------- ---------
                                                   (Dollars in millions)
December 31, 2019
Loan-to-value ratios:
Less than 65%.........  $   28,908   $     961    $   426  $   30,295    81.2%  $   31,461     81.5%
65% to 75%............       5,307          47        346       5,700     15.3       5,844      15.1
76% to 80%............         482          --        238         720      1.9         714       1.9
Greater than 80%......         401         195         --         596      1.6         575       1.5
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   35,098   $   1,203    $ 1,010  $   37,311   100.0%  $   38,594    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========
December 31, 2018
Loan-to-value ratios:
Less than 65%.........  $   31,282   $     723    $    85  $   32,090    84.2%  $   32,440     84.3%
65% to 75%............       4,759          --         21       4,780     12.5       4,829      12.6
76% to 80%............         340         210         56         606      1.6         585       1.5
Greater than 80%......         480         167         --         647      1.7         613       1.6
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   36,861   $   1,100    $   162  $   38,123   100.0%  $   38,467    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans held-for-investment was as follows at:

                                             December 31,
                          --------------------------------------------------
                                    2019                      2018
                          ------------------------  ------------------------
                             Recorded      % of        Recorded      % of
                            Investment     Total      Investment     Total
                          -------------- ---------  -------------- ---------
                                         (Dollars in millions)
   Loan-to-value ratios:
   Less than 65%.........  $      14,741      93.9%  $      13,075      92.3%
   65% to 75%............            851       5.4           1,034       7.3
   76% to 80%............             71       0.4              32       0.2
   Greater than 80%......             42       0.3              23       0.2
                          -------------- ---------  -------------- ---------
       Total.............  $      15,705     100.0%  $      14,164     100.0%
                          ============== =========  ============== =========

  Credit Quality of Residential Mortgage Loans

     The credit quality of residential mortgage loans held-for-investment was as follows at:

                                              December 31,
                            -------------------------------------------------
                                      2019                     2018
                            ------------------------ ------------------------
                              Recorded      % of       Recorded      % of
                              Investment     Total     Investment     Total
                            ------------- ---------- ------------- ----------
                                          (Dollars in millions)
   Performance indicators:
   Performing..............  $     12,198      97.0%  $     10,990      96.5%
   Nonperforming (1).......           377        3.0           402        3.5
                            ------------- ---------- ------------- ----------
     Total.................  $     12,575     100.0%  $     11,392     100.0%
                            ============= ========== ============= ==========
--------

(1)Includes residential mortgage loans held-for-investment in process of foreclosure of $117 million and $140 million at December 31, 2019 and 2018, respectively.

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2019 and 2018. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                    Greater than 90 Days Past Due and Still
                             Past Due                        Accruing Interest                          Nonaccrual
                ----------------------------------- --------------------------------------- -----------------------------------
                December 31, 2019 December 31, 2018 December 31, 2019   December 31, 2018   December 31, 2019 December 31, 2018
                ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
                                                               (In millions)
Commercial.....              $ --              $ --               $--                $ --                $167              $167
Agricultural...               124               204                 2                 109                 137               105
Residential....               377               402                --                  --                 377               402
                ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
 Total.........              $501              $606               $ 2                $109                $681              $674
                ================= ================= =================   =================   ================= =================

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings.
  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively. For the year ended December 31, 2018, the Company had 440 residential mortgage loans modified in a troubled debt restructuring with carrying value of $96 million and $92 million pre-modification and post-modification, respectively.

    For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification. For the year ended December 31, 2018, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For both years ended December 31, 2019 and 2018, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

Real Estate and Real Estate Joint Ventures

  The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, are as follows at and for the periods indicated:

                                        December 31,       Years Ended December 31,
                                    --------------------- --------------------------
                                       2019       2018      2019     2018     2017
                                    ---------- ---------- -------- -------- --------
                                       Carrying Value               Income
                                    --------------------- --------------------------
                                                     (In millions)
Leased real estate investments..... $    1,586 $    1,134 $    165 $    210 $    209
Other real estate investments......        419        460      174      177      172
Real estate joint ventures.........      4,654      4,558       62       85       65
                                    ---------- ---------- -------- -------- --------
 Total real estate and real estate
   joint ventures.................. $    6,659 $    6,152 $    401 $    472 $    446
                                    ========== ========== ======== ======== ========

  The carrying value of real estate investments acquired through foreclosure was $34 million and $42 million at December 31, 2019 and 2018, respectively.
Depreciation expense on real estate investments was $62 million, $65 million and $76 million for the years ended December 31, 2019, 2018 and 2017, respectively. Real estate investments were net of accumulated depreciation of
$652 million and $671 million at December 31, 2019 and 2018, respectively.

Leases

  Leased Real Estate Investments -- Operating Leases

    The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
  revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification, primarily across the
  United States. Leased real estate investments and income earned, by property type, are as follows at and for the periods indicated:

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

                                                December 31,       Years Ended December 31,
                                            --------------------- --------------------------
                                               2019       2018      2019     2018     2017
                                            ---------- ---------- -------- -------- --------
                                               Carrying Value               Income
                                            --------------------- --------------------------
                                                             (In millions)
Leased real estate investments:
  Office................................... $      278 $      373 $     49 $     60 $     57
  Retail...................................        507        450       70       65       63
  Apartment (1)............................        525         --        3       49       53
  Industrial...............................        243        209       42       35       36
  Other....................................         33        102        1        1       --
                                            ---------- ---------- -------- -------- --------
    Total leased real estate investments... $    1,586 $    1,134 $    165 $    210 $    209
                                            ========== ========== ======== ======== ========
--------

(1) The Company sold its investment in apartment properties in the fourth quarter of 2018 and subsequently, in the fourth quarter of 2019, purchased investments in apartment properties.

    Future contractual receipts under operating leases as of December 31, 2019 are $114 million in 2020, $107 million in 2021, $95 million in 2022,
  $87 million in 2023, $79 million in 2024, $259 million thereafter, and in total $741 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated at inception of the lease using available third-party data. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rents to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                   December 31, 2019       December 31, 2018
                                ----------------------  ----------------------
                                              Direct                  Direct
                                 Leveraged   Financing   Leveraged   Financing
                                  Leases      Leases      Leases      Leases
                                ----------  ----------  ----------  ----------
                                                 (In millions)
 Lease receivables, net (1).... $      666  $      232  $      715  $      256
 Estimated residual values.....        592          42         618          42
                                ----------  ----------  ----------  ----------
  Subtotal.....................      1,258         274       1,333         298
 Unearned income...............       (362)        (85)       (401)       (100)
                                ----------  ----------  ----------  ----------
  Investment in leases......... $      896  $      189  $      932  $      198
                                ==========  ==========  ==========  ==========
--------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2019 are $23 million in 2020, $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $125 million thereafter, and in total $232 million.

    Lease receivables are generally due in periodic installments. The remaining life of the payment periods for leveraged leases generally range from one to
  15 years but in certain circumstances can be over 25 years, while the remaining life of the payment periods for direct financing leases generally range from one to 25 years but in certain circumstances can be over 25 years.
  For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly.
  The Company generally defines nonperforming lease receivables as those that are 90 days or more past due. At both December 31, 2019 and 2018 all lease receivables were performing.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company's deferred income tax liability related to leveraged leases was
  $425 million and $465 million at December 31, 2019 and 2018, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                                   Years Ended December 31,
                                                  -----------------------------------------------------------
                                                         2019                2018                2017
                                                  ------------------- ------------------- -------------------
                                                             Direct              Direct              Direct
                                                  Leveraged Financing Leveraged Financing Leveraged Financing
                                                   Leases    Leases    Leases    Leases    Leases    Leases
                                                  --------- --------- --------- --------- --------- ---------
                                                                         (In millions)
Lease investment income.......................... $      37 $     12  $      37 $      13 $     11  $      15
Less: Income tax expense.........................         8        3          8         3        4          5
                                                  --------- --------  --------- --------- --------  ---------
    Lease investment income, net of income tax... $      29 $      9  $      29 $      10 $      7  $      10
                                                  ========= ========  ========= ========= ========  =========

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, leveraged and direct financing leases, FHLB common stock, equity securities and FVO Securities. See "-- Related Party Investment Transactions"
for information regarding affiliated investments.

  Tax Credit Partnerships

  The carrying value of tax credit partnerships was $1.3 billion and
$1.7 billion at December 31, 2019 and 2018, respectively. Losses from tax credit partnerships included within net investment income were $240 million,
$257 million and $259 million for the years ended December 31, 2019, 2018 and
2017, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.5 billion and $5.0 billion at December 31, 2019 and 2018, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                                                  Years Ended December 31,
                                                                        -------------------------------------------
                                                                             2019           2018           2017
                                                                        -------------  -------------  -------------
                                                                                       (In millions)
Fixed maturity securities AFS.......................................... $      15,145  $       3,890  $      12,349
Fixed maturity securities AFS with noncredit OTTI losses included in
 AOCI..................................................................            32             25             40
                                                                        -------------  -------------  -------------
  Total fixed maturity securities AFS..................................        15,177          3,915         12,389
Equity securities......................................................            --             --            119
Derivatives............................................................         2,043          1,742          1,396
Other..................................................................           210            231              1
                                                                        -------------  -------------  -------------
  Subtotal.............................................................        17,430          5,888         13,905
                                                                        -------------  -------------  -------------
Amounts allocated from:
Future policy benefits.................................................        (1,121)            (5)           (19)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.......            --             --             --
DAC, VOBA and DSI......................................................        (1,051)          (571)          (790)
Policyholder dividend obligation.......................................        (2,020)          (428)        (2,121)
                                                                        -------------  -------------  -------------
  Subtotal.............................................................        (4,192)        (1,004)        (2,930)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI....................................................            (7)            (5)           (14)
Deferred income tax benefit (expense)..................................        (2,735)          (982)        (3,704)
                                                                        -------------  -------------  -------------
  Net unrealized investment gains (losses)............................. $      10,496  $       3,897  $       7,257
                                                                        =============  =============  =============

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                     Years Ended December 31,
                                                                           -------------------------------------------
                                                                                2019           2018           2017
                                                                           -------------  -------------  -------------
                                                                                          (In millions)
Balance at January 1,..................................................... $       3,897  $       7,257  $       5,051
Cumulative effects of changes in accounting principles, net of income tax
 (Note 1).................................................................            17          1,310             --
Fixed maturity securities AFS on which noncredit OTTI losses have been
 recognized...............................................................             7            (15)            30
Unrealized investment gains (losses) during the year......................        11,513         (7,883)         3,621
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................        (1,116)            14            (10)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..........            --             --              1
DAC, VOBA and DSI.........................................................          (480)           219           (221)
Policyholder dividend obligation..........................................        (1,592)         1,693           (190)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI.......................................................            (2)             9            (11)
Deferred income tax benefit (expense).....................................        (1,748)         1,293         (1,014)
                                                                           -------------  -------------  -------------
Balance at December 31,................................................... $      10,496  $       3,897  $       7,257
                                                                           =============  =============  =============
Change in net unrealized investment gains (losses)........................ $       6,599  $      (3,360) $       2,206
                                                                           =============  =============  =============

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2019 and 2018.

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

   Securities, Collateral and Reinvestment Portfolio

   A summary of the outstanding securities lending and repurchase agreements transactions is as follows:

                                                                December 31,
                               ------------------------------------------------------------------------------
                                                2019                                    2018
                               --------------------------------------- --------------------------------------
                               Securities                              Securities
                                  (1)                                     (1)
                               ----------                              ----------
                                               Cash                                    Cash
                                            Collateral   Reinvestment               Collateral   Reinvestment
                                          Received from  Portfolio at             Received from  Portfolio at
                               Estimated  Counterparties   Estimated   Estimated  Counterparties  Estimated
                               Fair Value    (2), (3)     Fair Value   Fair Value    (2), (3)     Fair Value
                               ---------- -------------- ------------- ---------- -------------- ------------
                                                         (In millions)
Securities lending............ $  12,455    $  12,791      $  12,847   $  13,138    $  13,351     $  13,376
Repurchase agreements......... $   2,333    $   2,310      $   2,320   $   1,020    $   1,000     $   1,001
-------------

(1) Securities on loan or securities pledged in connection with these programs are included within fixed maturities securities AFS, short-term investments and cash equivalents.

(2) In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of
    $0 and $64 million at December 31, 2019 and 2018, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3) The liability for cash collateral for these programs is included within payables for collateral under securities loaned, other transactions and other liabilities.

   Contractual Maturities

   A summary of the remaining contractual maturities of securities lending agreements and repurchase agreements is as follows:

                                                            December 31,
                              -------------------------------------------------------------------------
                                              2019                                 2018
                              ------------------------------------ ------------------------------------
                                      Remaining Maturities                 Remaining Maturities
                              ------------------------------------ ------------------------------------
                                                  Over                                 Over
                                       1 Month   1 to 6                     1 Month   1 to 6
                              Open (1) or Less   Months    Total   Open (1) or Less   Months    Total
                              -------- -------- -------- --------- -------- -------- -------- ---------
                                                            (In millions)
Cash collateral liability by
 loaned security type:
  Securities lending:
    U.S. government and
     agency.................. $  2,260 $  5,040 $  5,491 $  12,791 $  1,970 $  7,426 $  3,955 $  13,351
  Repurchase agreements:
    U.S. government and
     agency.................. $     -- $  2,310 $     -- $   2,310 $     -- $  1,000 $     -- $   1,000
-------------

(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

(2) The Company is permitted to withdraw any portion of the pledged collateral over the minimum collateral requirement at any time, other than in the event of a default by the Company.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                          December 31,
                                                                  -----------------------------
                                                                       2019           2018
                                                                  -------------- --------------
                                                                          (In millions)
Invested assets on deposit (regulatory deposits).................  $          62  $          47
Invested assets pledged as collateral (1)........................         20,659         20,207
                                                                  -------------- --------------
    Total invested assets on deposit and pledged as collateral...  $      20,721  $      20,254
                                                                  ============== ==============
-------------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (See Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $737 million and
$724 million, at redemption value, at December 31, 2019 and 2018, respectively.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the
Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized in net investment income on an effective yield basis. If, subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized in net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI investments had an outstanding principal balance of
$3.2 billion and $3.9 billion at December 31, 2019 and 2018, respectively, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $2.7 billion and
$3.2 billion at December 31, 2019 and 2018, respectively. Accretion of accretable yield on PCI investments recognized in earnings in net investment income was $170 million and $266 million for the years ended December 31, 2019 and 2018, respectively. Purchases of PCI investments were insignificant in both of the years ended December 31, 2019 and 2018.

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $11.5 billion at December 31, 2019. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.3 billion at December 31, 2019. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2019 and 2017. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2019, 2018 and 2017. Aggregate total assets of these entities totaled $527.8 billion and $466.8 billion at December 31, 2019 and 2018, respectively. Aggregate total liabilities of these entities totaled
$77.6 billion and $56.3 billion at December 31, 2019 and 2018, respectively.
Aggregate net income (loss) of these entities totaled $40.9 billion,
$42.7 billion and $35.0 billion for the years ended December 31, 2019, 2018 and
2017, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                           December 31,
                                         -------------------------------------------------
                                                   2019                     2018
                                         ------------------------ ------------------------
                                            Total        Total       Total        Total
                                            Assets    Liabilities    Assets    Liabilities
                                         ------------ ----------- ------------ -----------
                                                           (In millions)
Real estate joint ventures (1).......... $      1,378  $      --  $      1,394  $      --
Renewable energy partnership (2)........           94         --           102         --
Investment fund (primarily mortgage
 loans) (3).............................          211         --           219         --
Other investments (2)...................           10          5            21          5
                                         ------------  ---------  ------------  ---------
 Total.................................. $      1,693  $       5  $      1,736  $       5
                                         ============  =========  ============  =========
-------------

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

(1) The Company's investment in these affiliated real estate joint ventures was
    $1.2 billion and $1.3 billion at December 31, 2019 and 2018, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $129 million and $123 million at December 31, 2019 and 2018, respectively.

(2) Assets of the renewable energy partnership and other investments are primarily consisted of other invested assets.

(3) The Company's investment in this affiliated investment fund was
    $172 million and $178 million, at December 31, 2019 and 2018, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $39 million and $41 million at December 31, 2019 and 2018, respectively.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                              December 31,
                                         -------------------------------------------------------
                                                    2019                        2018
                                         --------------------------- ---------------------------
                                                          Maximum                     Maximum
                                           Carrying      Exposure      Carrying      Exposure
                                            Amount      to Loss (1)     Amount      to Loss (1)
                                         ------------- ------------- ------------- -------------
                                                              (In millions)
Fixed maturity securities AFS:
 Structured Products (2)................ $      37,119 $      37,119 $      35,112 $      35,112
 U.S. and foreign corporate.............         1,098         1,098           669           669
Other limited partnership interests.....         4,461         7,423         3,979         6,405
Other invested assets...................         1,554         1,677         1,914         2,066
Real estate joint ventures..............            25            28            33            37
                                         ------------- ------------- ------------- -------------
 Total.................................. $      44,257 $      47,345 $      41,707 $      44,289
                                         ============= ============= ============= =============
-------------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties.
    For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $6 million and $93 million at December 31,
    2019 and 2018, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2019, 2018 and
  2017.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gain
  (loss) from the securitization is included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of mortgage loans were
  $443 million and $467 million, respectively, for loans sold during 2019, and
  $451 million and $478 million, respectively, for loans sold during 2018.
  Gains on securitizations

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  of $24 million and $27 million for the years ended December 31, 2019 and
  2018, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $131 million and $98 million at December 31, 2019 and 2018, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                 Years Ended December 31,
                                         -----------------------------------------
                                             2019          2018          2017
                                         ------------- ------------- -------------
                                                       (In millions)
Investment income:
Fixed maturity securities AFS...........   $     7,015   $     7,268   $     7,057
Mortgage loans..........................         3,147         2,822         2,647
Policy loans............................           307           297           310
Real estate and real estate joint
 ventures...............................           401           472           446
Other limited partnership interests.....           545           519           625
Cash, cash equivalents and short-term
 investments............................           183           121            74
Equity securities.......................            35            42            97
FVO Securities (1)......................            74            22            --
Operating joint venture.................            69            37            19
Other...................................           221           261           133
                                         ------------- ------------- -------------
 Subtotal...............................        11,997        11,861        11,408
Less: Investment expenses...............         1,024           942           895
                                         ------------- ------------- -------------
 Net investment income..................   $    10,973   $    10,919   $    10,513
                                         ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for FVO Securities still held as of the end of the respective periods included in net investment income were $74 million and $22 million for the years ended
    December 31, 2019 and 2018, respectively. There were no changes in estimated fair value subsequent to purchase for FVO Securities still held as of December 31, 2017 included in net investment income for the year ended December 31, 2017.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, and also does business through an operating joint venture, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and the operating joint venture, accounted for under the equity method; and real estate joint ventures and tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $458 million, $344 million and $300 million for the years ended December 31, 2019, 2018, and 2017, respectively.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                           -------------------------------------
                                                2019         2018         2017
                                           -----------  -----------  -----------
                                                       (In millions)
Total gains (losses) on fixed maturity
 securities AFS:
Total OTTI losses recognized -- by sector
 and industry:
U.S. and foreign corporate securities --
 by industry:
Consumer..................................  $      (16)  $      (19)  $       (5)
Industrial................................         (19)          (2)          --
Finance...................................          --           (2)          --
                                           -----------  -----------  -----------
 Total U.S. and foreign corporate
   securities.............................         (35)         (23)          (5)
RMBS......................................          (2)          --           --
Foreign Government........................          (2)          --           --
Municipals................................          --           --           (1)
                                           -----------  -----------  -----------
 OTTI losses on fixed maturity securities
   AFS recognized in earnings.............         (39)         (23)          (6)
Fixed maturity securities AFS -- net
 gains (losses) on sales and disposals....          51          107           23
                                           -----------  -----------  -----------
 Total gains (losses) on fixed maturity
   securities AFS.........................          12           84           17
                                           -----------  -----------  -----------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by
 security type:
Common stock..............................          --           --          (23)
Non-redeemable preferred stock............          --           --           (1)
                                           -----------  -----------  -----------
 OTTI losses on equity securities
   recognized in earnings.................          --           --          (24)
Equity securities -- net gains (losses)
 on sales and disposals...................          12           17            7
Change in estimated fair value of equity
 securities (1)...........................          38         (101)          --
                                           -----------  -----------  -----------
 Total gains (losses) on equity securities          50          (84)         (17)
Mortgage loans............................         (13)         (50)         (34)
Real estate and real estate joint ventures         396          311          607
Other limited partnership interests.......           3            8          (52)
Other (2).................................         (46)        (162)        (115)
                                           -----------  -----------  -----------
 Subtotal.................................         402          107          406
                                           -----------  -----------  -----------
Change in estimated fair value of other
 limited partnership interests............         (15)          11           --
Non-investment portfolio gains (losses)...         (41)          35          (72)
                                           -----------  -----------  -----------
 Total net investment gains (losses)......  $      346   $      153   $      334
                                           ===========  ===========  ===========
--------

(1)Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains
   (losses) were $31 million and ($82) million for the years ended December 31,
   2019 and 2018, respectively.

(2)Other gains (losses) included tax credit partnership impairment losses of
   $92 million, and a renewable energy partnership disposal gain of $46 million for the year ended December 31, 2019. Other gains (losses) included renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31,
   2018. Other gains (losses) included renewable energy partnership disposal losses of $6 million and leveraged lease impairment losses of $79 million for the year ended December 31, 2017.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($57) million, $21 million and ($142) million for the years ended December 31, 2019, 2018 and 2017, respectively.

  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2019         2018         2017
                                       -----------  -----------  -----------
                                                   (In millions)
   Proceeds...........................  $   32,175   $   53,042   $   34,483
                                       ===========  ===========  ===========
   Gross investment gains.............  $      392   $      604   $      278
   Gross investment losses............        (341)        (497)        (255)
   OTTI losses........................         (39)         (23)          (6)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $       12   $       84   $       17
                                       ===========  ===========  ===========

  Credit Loss Rollforward of Fixed Maturity Securities AFS

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities
  AFS still held for which a portion of the OTTI loss was recognized in OCI:

                                                     Years Ended December 31,
                                                 ---------------------------
                                                    2019           2018
                                                  ----------     ----------
                                                      (In millions)
        Balance at January 1,...................  $      70      $     110
         Sales (maturities, pay downs or
           prepayments) of securities
           previously impaired as credit loss
           OTTI.................................        (16)           (38)
         Increase in cash flows -- accretion of
           previous credit loss OTTI............         (1)            (2)
                                                  ----------     ----------
        Balance at December 31,.................  $      53      $      70
                                                  ==========     ==========

Related Party Investment Transactions

   The Company transfers invested assets primarily consisting of fixed maturity securities AFS and mortgage loans to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                      Years Ended December 31,
                                                ------------------------------
                                                  2019      2018       2017
                                                 -------   -------   --------
                                                     (In millions)
       Estimated fair value of invested assets
        transferred to affiliates.............. $    --   $    --   $    453
       Amortized cost of invested assets
        transferred to affiliates.............. $    --   $    --   $    416
       Net investment gains (losses)
        recognized on transfers................ $    --   $    --   $     37
       Estimated fair value of invested assets
        transferred from affiliates............ $    46   $    77   $    306

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                                December 31,    Years Ended December 31,
                                                                              ----------------- ------------------------
                                                                                2019     2018   2019     2018    2017
                                                                              -------- --------  -----    -----   -----
   Investment Type/Balance Sheet Category           Related Party              Carrying Value   Net Investment Income
--------------------------------------    ----------------------------------- ----------------- ------------------------
                                                                                         (In millions)
      Affiliated investments (1)......... MetLife, Inc.                       $  1,810 $  1,798 $  34    $  31   $  78
      Affiliated investments (2)......... American Life Insurance Company          100      100     3        3       3
      Affiliated investments (3)......... Metropolitan Property and Casualty
                                          Insurance Company                        315      315    11       10       6
                                                                              -------- --------  -----    -----   -----
      Other invested assets..............                                     $  2,225 $  2,213 $  48    $  44   $  87
                                                                              ======== ========  =====    =====   =====
      Money market pool (4).............. Metropolitan Money Market Pool      $     -- $     52 $   1    $   1   $   1
                                                                              -------- --------  -----    -----   -----
      Short-term investments.............                                     $     -- $     52 $   1    $   1   $   1
                                                                              ======== ========  =====    =====   =====
--------

(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from September 2020 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 0.82% to
   3.14%. In July 2019, a (Yen)53.3 billion 1.45% affiliated senior note matured and was refinanced with a (Yen)37.3 billion 1.60% affiliated senior note due July 2023 and a (Yen)16.0 billion 1.64% affiliated senior note due
   July 2026. In October 2019, a (Yen)26.5 billion 1.72% affiliated senior note matured and was refinanced with a (Yen)26.5 billion 1.81% affiliated senior note due October 2029.

(2)Represents an investment in an affiliated surplus note. The surplus note, which bears interest at a fixed rate of 3.17%, payable semiannually, is due
   June 2020.

(3)Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

(4)The investment has a variable rate of return.

    Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million and $73 million for the years ended December 31, 2018 and 2017, respectively. Effective April 1, 2018, the
  Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $299 million and
  $198 million for the years ended December 31, 2019 and 2018, respectively.

    See "-- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap)
futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the
Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                     December 31,
                                         --------------------------------------------------------------------
                                                       2019                               2018
                                         --------------------------------- ----------------------------------
                                                     Estimated Fair Value               Estimated Fair Value
                                                    ----------------------             ----------------------
                                           Gross                             Gross
                     Primary Underlying   Notional                          Notional
                       Risk Exposure       Amount    Assets    Liabilities   Amount     Assets    Liabilities
                     ------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                    (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps. Interest rate        $   2,370  $  2,668   $       2   $    2,446  $  2,197   $       2
Foreign currency     Foreign currency
 swaps.............. exchange rate            1,250        12          17        1,191        49          --
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal...........                          3,620     2,680          19        3,637     2,246           2
                                         ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps. Interest rate            3,324       125          27        3,181       139           1
Interest rate
 forwards........... Interest rate            6,793        75         142        3,023        --         216
Foreign currency     Foreign currency
 swaps.............. exchange rate           27,240     1,199       1,103       26,239     1,218       1,318
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal...........                         37,357     1,399       1,272       32,443     1,357       1,535
                                         ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying
   hedges...........                         40,977     4,079       1,291       36,080     3,603       1,537
                                         ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps. Interest rate           38,820     2,296         133       36,238     1,507          85
Interest rate floors Interest rate           12,701       156          --       12,701       102          --
Interest rate caps.. Interest rate           42,622        18           5       54,576       154           1
Interest rate
 futures............ Interest rate              745        --          --          794        --           1
Interest rate
 options............ Interest rate           24,944       427          --       24,340       185          --
Interest rate total
 return swaps....... Interest rate            1,048         5          49        1,048        33           2
Synthetic GICs...... Interest rate           16,498        --          --       18,006        --          --
Foreign currency     Foreign currency
 swaps.............. exchange rate            6,124       419          97        5,986       700          79
Foreign currency     Foreign currency
 forwards........... exchange rate            1,001        12           8          943        15          14
Credit default
 swaps -- purchased. Credit                     888         4          11          858        24           4
Credit default
 swaps -- written... Credit                   8,711       200           1        7,864        67          13
Equity futures...... Equity market            2,039        --           5        1,006         1           6
Equity index options Equity market           23,104       447         417       23,162       706         396
Equity variance
 swaps.............. Equity market              637        17          17        1,946        32          81
Equity total return
 swaps.............. Equity market              716        --          68          886        89          --
                                         ---------- ---------  ----------  ---------------------  ----------
 Total non-designated or nonqualifying
   derivatives.........................     180,598     4,001         811      190,354     3,615         682
                                         ---------- ---------  ----------  ---------------------  ----------
 Total.................................   $ 221,575  $  8,080   $   2,102   $  226,434  $  7,218   $   2,219
                                         ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2019 and 2018. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                          Year Ended December 31, 2019
                                                  ----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    (2)   $   --    $     --     $   339     $      1    $    --      N/A
Hedged items.....................................         4        --          --        (369)          --         --      N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................       (54)       --          --          --           --         --      N/A
Hedged items.....................................        54        --          --          --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
Amount excluded from the assessment of hedge
 effectiveness...................................        --        --          --          --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................         2        --          --         (30)           1         --      N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A  $   605
Amount of gains (losses) reclassified from AOCI
 into income.....................................        23         4          --          --           --         --      (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A      (67)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (3)      212          --          --           --         --     (209)
Foreign currency transaction gains (losses) on
 hedged items....................................        --      (211)         --          --           --         --       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A       N/A         N/A         N/A          N/A        N/A       --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1        --          --          --           --         --       (1)
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................        21         5          --          --           --         --      301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................        (3)       --         720          --           --         --      N/A
Foreign currency exchange rate derivatives (1)...        --        --         (49)         --           --         --      N/A
Credit derivatives -- purchased (1)..............        --        --         (25)         --           --         --      N/A
Credit derivatives -- written (1)................        --        --         172          --           --         --      N/A
Equity derivatives (1)...........................        --        --        (944)       (150)          --         --      N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --        --          (4)         --           --         --      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Subtotal.......................................        (3)       --        (130)       (150)          --         --      N/A
Earned income on derivatives.....................       270        --         272         135         (147)        --       --
Embedded derivatives (2).........................       N/A       N/A        (430)         --          N/A        N/A      N/A
                                                   --------   -------   ---------    --------    ---------   -------- --------
  Total..........................................   $   290    $    5    $   (288)    $   (45)    $   (146)   $    --  $   301
                                                   ========   =======   =========    ========    =========   ======== ========

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                          Year Ended December 31, 2018
                                                  ----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    --    $    --    $  (220)    $    --     $     --    $    --      N/A
Hedged items.....................................        --         --        226          --           --         --      N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................        --         --         75          --           --         --      N/A
Hedged items.....................................        --         --        (78)         --           --         --      N/A
Amount excluded from the assessment of hedge
 effectiveness...................................        --         --         --          --           --         --      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................        --         --          3          --           --         --      N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A  $  (262)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        20         --         22          --           --         --      (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A      180
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (3)        --       (469)         --           --         --      472
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --        475          --           --         --       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A       --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1         --          1          --           --         --       (2)
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................        18         --         29          --           --         --      346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................         4         --       (340)         --           --         --      N/A
Foreign currency exchange rate derivatives (1)...        --         --        429          --           --         --      N/A
Credit derivatives -- purchased (1)..............        --         --          9          --           --         --      N/A
Credit derivatives -- written (1)................        --         --        (90)         --           --         --      N/A
Equity derivatives (1)...........................         1         --        166          45           --         --      N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --       (155)         --           --         --      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Subtotal.......................................         5         --         19          45           --         --      N/A
Earned income on derivatives.....................       371         --        339           8         (113)        --       --
Embedded derivatives (2).........................       N/A        N/A        376          --          N/A        N/A      N/A
                                                   --------   --------   --------    --------    ---------   -------- --------
  Total..........................................   $   394    $    --    $   766     $    53     $   (113)   $    --  $   346
                                                   ========   ========   ========    ========    =========   ======== ========

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                           Year Ended December 31, 2017
                                                  -----------------------------------------------------------------------------
                                                                                                  Interest
                                                                Net        Net                  Credited to
                                                     Net     Investment Derivative Policyholder Policyholder
                                                  Investment   Gains      Gains    Benefits and   Account     Other
                                                    Income    (Losses)   (Losses)     Claims      Balances   Expenses    OCI
                                                  ---------- ---------- ---------- ------------ ------------ -------- ---------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging
 instruments (1).................................   $    --    $    --   $    (65)   $     --     $     --    $    --       N/A
Hedged items.....................................        --         --        129          --           --         --       N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging
 instruments (1).................................        --         --         41          --           --         --       N/A
Hedged items.....................................        --         --        (16)         --           --         --       N/A
Amount excluded from the assessment of hedge
 effectiveness...................................        --         --         --          --           --         --       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        --         --         89          --           --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A  $    283
Amount of gains (losses) reclassified from AOCI
 into income.....................................        18         --         13          --           --         --       (31)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A      (161)
Amount of gains (losses) reclassified from AOCI
 into income.....................................        (1)        --        938          --           --         --      (937)
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --       (920)         --           --         --        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI........       N/A        N/A        N/A         N/A          N/A        N/A        --
Amount of gains (losses) reclassified from AOCI
 into income.....................................         1         --          1          --           --         --        (2)
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        18         --         32          --           --         --      (848)
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1)....................         1         --       (343)         --           --         --       N/A
Foreign currency exchange rate derivatives (1)...        --         --       (746)         --           --         --       N/A
Credit derivatives -- purchased (1)..............        --         --        (16)         --           --         --       N/A
Credit derivatives -- written (1)................        --         --        102          --           --         --       N/A
Equity derivatives (1)...........................        (6)        --       (536)       (216)          --         --       N/A
Foreign currency transaction gains (losses) on
 hedged items....................................        --         --        241          --           --         --       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Subtotal.......................................        (5)        --     (1,298)       (216)          --         --       N/A
Earned income on derivatives.....................       302         --        406           5          (64)        --        --
Embedded derivatives (2).........................       N/A        N/A        427          --          N/A        N/A       N/A
                                                   --------   --------  ---------   ---------    ---------   -------- ---------
  Total..........................................   $   315    $    --   $   (344)   $   (211)    $    (64)   $    --  $   (848)
                                                   ========   ========  =========   =========    =========   ======== =========
--------

(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($16) million, $51 million and ($65)
   million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                December 31, 2019
                                    --------------------------------------------------------------------------
                                                                                Cumulative Amount
                                         Carrying Amount of the         of Fair Value Hedging Adjustments
                                                Hedged               Included in the Carrying Amount of Hedged
Balance Sheet Line Item                  Assets (Liabilities)               Assets (Liabilities) (1)
-----------------------             ------------------------------ -------------------------------------------
                                                                  (In millions)
Fixed maturity securities AFS...... $                          404                                $        (1)
Mortgage loans..................... $                        1,127                                $          2
Future policy benefits............. $                      (4,475)                                $      (908)
--------

(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships.

    All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $51 million, $0, and
$20 million for the years ended December 31, 2019, 2018 and 2017, respectively.

  At December 31, 2019 and 2018, the maximum length of time over which the
Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and four years, respectively.

  At December 31, 2019 and 2018, the balance in AOCI associated with cash flow hedges was $2.0 billion and $1.7 billion respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2019, the Company expected to reclassify $43 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $8.7 billion and
$7.9 billion at December 31, 2019 and 2018, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2019 and 2018, the Company would have received $199 million and $54 million, respectively, to terminate all of these contracts.

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2019                                   2018
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                                                     (Dollars in millions)
 Aaa/Aa/A
 Single name credit default swaps (3)...  $      1   $         94         1.7     $     2   $        154         2.0
 Credit default swaps referencing
  indices...............................        34          2,099         2.3          27          2,079         2.5
                                         ---------  -------------                --------  -------------
   Subtotal.............................        35          2,193         2.2          29          2,233         2.5
                                         ---------  -------------                --------  -------------
 Baa
 Single name credit default swaps (3)...         2            124         1.6           1            277         1.6
 Credit default swaps referencing
  indices...............................       141          6,165         5.0          20          5,124         5.2
                                         ---------  -------------                --------  -------------
   Subtotal.............................       143          6,289         5.0          21          5,401         5.0
                                         ---------  -------------                --------  -------------
 Ba
 Single name credit default swaps (3)...        --             --          --          --             10         1.5
 Credit default swaps referencing
  indices...............................        --             --          --          --             --          --
                                         ---------  -------------                --------  -------------
   Subtotal.............................        --             --          --          --             10         1.5
                                         ---------  -------------                --------  -------------
 B
 Single name credit default swaps (3)...        --             10         0.5          --             --          --
 Credit default swaps referencing
  indices...............................        21            219         5.0           4            220         5.0
                                         ---------  -------------                --------  -------------
   Subtotal.............................        21            229         4.8           4            220         5.0
                                         ---------  -------------                --------  -------------
   Total................................  $    199   $      8,711         4.3     $    54   $      7,864         4.3
                                         =========  =============                ========  =============
-------------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                 December 31,
                                                                              --------------------------------------------------
                                                                                        2019                      2018
                                                                              ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement     Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                                (In millions)
    Gross estimated fair value of derivatives:
    OTC-bilateral (1)........................................................  $    7,974   $    2,035   $    7,255   $    2,166
    OTC-cleared (1)..........................................................         191           53           52           24
    Exchange-traded..........................................................          --            5            1            7
                                                                              -----------  -----------  -----------  -----------
     Total gross estimated fair value of derivatives presented on the
       consolidated balance sheets (1).......................................       8,165        2,093        7,308        2,197
    Gross amounts not offset on the consolidated balance sheets:
    Gross estimated fair value of derivatives: (2)
    OTC-bilateral............................................................      (1,915)      (1,915)      (1,988)     (1,988)
    OTC-cleared..............................................................         (25)         (25)         (20)        (20)
    Exchange-traded..........................................................          --           --           --           --
    Cash collateral: (3), (4)
    OTC-bilateral............................................................      (4,808)          --       (4,000)          --
    OTC-cleared..............................................................        (165)          --          (26)          --
    Exchange-traded..........................................................          --           --           --           --
    Securities collateral: (5)
    OTC-bilateral............................................................      (1,246)        (114)      (1,136)       (178)
    OTC-cleared..............................................................          --          (28)          --          (4)
    Exchange-traded..........................................................          --           (5)          --          (7)
                                                                              -----------  -----------  -----------  -----------
      Net amount after application of master netting agreements and
       collateral............................................................  $        6   $        6   $      138   $       --
                                                                              ===========  ===========  ===========  ===========
-------------

(1)At December 31, 2019 and 2018, derivative assets included income or
   (expense) accruals reported in accrued investment income or in other liabilities of $85 million and $90 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($9) million and ($22) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2019 and 2018, the Company received excess cash collateral of $290 million and $95 million, respectively, and provided excess cash collateral of $0 and $1 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2019, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2019 and 2018, the Company received excess securities collateral with an estimated fair value of $97 million and $28 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2019 and 2018, the Company provided excess securities collateral with an estimated fair value of
   $48 million and $94 million, respectively, for its OTC-bilateral derivatives, and $462 million and $231 million, respectively, for its
   OTC-cleared derivatives, and $90 million and $52 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the
Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of
Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2019                             2018
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated Fair Value of Derivatives in a Net Liability
 Position (1)..........................................  $    120      $   --    $   120   $   178      $   --    $   178
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS..........................  $    135      $   --    $   135   $   187      $   --    $   187
Cash...................................................  $     --      $   --    $    --   $     1      $   --    $     1
-------------

(1)After taking into consideration the existence of netting agreements.

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                               December 31,
                                                                                           --------------------
                                                             Balance Sheet Location           2019      2018
                                                       ----------------------------------  ---------- ---------
                                                                                              (In millions)
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances......  $     175   $   178
Assumed guaranteed minimum benefits................... Policyholder account balances......          3         3
Funds withheld on ceded reinsurance (including
 affiliated).......................................... Other liabilities..................      1,017       465
Fixed annuities with equity indexed returns........... Policyholder account balances......        130        58
                                                                                           ---------- ---------
 Embedded derivatives within liability host contracts....................................   $   1,325   $   704
                                                                                           ========== =========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                      December 31, 2019
                                            ---------------------------------------------------------------------
                                                           Fair Value Hierarchy
                                            ---------------------------------------------------
                                                                                                     Total
                                                                                                   Estimated
                                                Level 1           Level 2          Level 3         Fair Value
                                            ---------------- ----------------- ---------------- -----------------
                                                                        (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate.............................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate..........................               --            25,403            4,898            30,301
U.S. government and agency.................           11,484            17,764               --            29,248
RMBS.......................................                3            20,158            2,612            22,773
ABS........................................               --             9,459              742            10,201
Municipals.................................               --             7,849                7             7,856
CMBS.......................................               --             5,679               41             5,720
Foreign government.........................               --             4,996               10             5,006
                                            ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS......           11,487           145,283           12,794           169,564
                                            ---------------- ----------------- ---------------- -----------------
Short-term investments.....................            1,077               789               17             1,883
Residential mortgage loans -- FVO..........               --                --              188               188
Other investments..........................              396                56              799             1,251
Derivative assets: (1)
Interest rate..............................               --             5,690               80             5,770
Foreign currency exchange rate.............               --             1,642               --             1,642
Credit.....................................               --               172               32               204
Equity market..............................               --               439               25               464
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative assets..................               --             7,943              137             8,080
                                            ---------------- ----------------- ---------------- -----------------
Separate account assets (2)................           22,753            94,192              922           117,867
                                            ---------------- ----------------- ---------------- -----------------
  Total assets (3).........................  $        35,713  $        248,263  $        14,857  $        298,833
                                            ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate..............................  $            --  $            167  $           191  $            358
Foreign currency exchange rate.............               --             1,225               --             1,225
Credit.....................................               --                11                1                12
Equity market..............................                5               485               17               507
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities.............                5             1,888              209             2,102
                                            ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host
 contracts (4).............................               --                --            1,325             1,325
Separate account liabilities (2)...........                1                14                7                22
                                            ---------------- ----------------- ---------------- -----------------
  Total liabilities........................  $             6  $          1,902  $         1,541  $          3,449
                                            ================ ================= ================ =================

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                      December 31, 2018
                                            ---------------------------------------------------------------------
                                                           Fair Value Hierarchy
                                            ---------------------------------------------------
                                                                                                     Total
                                                                                                   Estimated
                                                Level 1           Level 2          Level 3         Fair Value
                                            ---------------- ----------------- ---------------- -----------------
                                                                        (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate.............................  $            --  $         51,676  $         3,126  $         54,802
Foreign corporate..........................               --            21,988            3,975            25,963
U.S. government and agency.................           12,310            17,851               --            30,161
RMBS.......................................               --            19,719            3,018            22,737
ABS........................................               --             8,072              455             8,527
Municipals.................................               --             6,947               --             6,947
CMBS.......................................               --             5,376               68             5,444
Foreign government.........................               --             4,482               10             4,492
                                            ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS......           12,310           136,111           10,652           159,073
                                            ---------------- ----------------- ---------------- -----------------
Short-term investments.....................              698               783               25             1,506
Residential mortgage loans -- FVO..........               --                --              299               299
Other investments..........................              341                77              571               989
Derivative assets: (1)
Interest rate..............................               --             4,284               33             4,317
Foreign currency exchange rate.............               --             1,982               --             1,982
Credit.....................................               --                62               29                91
Equity market..............................                1               776               51               828
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative assets..................                1             7,104              113             7,218
                                            ---------------- ----------------- ---------------- -----------------
Separate account assets (2)................           20,558            89,348              944           110,850
                                            ---------------- ----------------- ---------------- -----------------
  Total assets (3).........................  $        33,908  $        233,423  $        12,604  $        279,935
                                            ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate..............................  $             1  $             89  $           218  $            308
Foreign currency exchange rate.............               --             1,410                1             1,411
Credit.....................................               --                13                4                17
Equity market..............................                6               395               82               483
                                            ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities.............                7             1,907              305             2,219
                                            ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host
 contracts (4).............................               --                --              704               704
Separate account liabilities (2)...........                1                20                7                28
                                            ---------------- ----------------- ---------------- -----------------
  Total liabilities........................  $             8  $          1,927  $         1,016  $          2,951
                                            ================ ================= ================ =================
----------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2019 and 2018, the estimated fair value of such investments was $90 million and $140 million, respectively.

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of other investments is determined on a basis consistent with the methodologies described herein for securities.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

 -----------------------------------------------------------------------------
                                                          Level 3
 Instrument     Level 2 Observable Inputs           Unobservable Inputs
 -----------------------------------------------------------------------------
 Fixed maturity securities AFS
 -----------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
              Principally the market and      Principally the market approach.
              income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . illiquidity premium
               are not active
             . benchmark yields; spreads off  . delta spread adjustments to
               benchmark yields; new            reflect specific
               issuances; issuer ratings        credit-related issues
             . trades of identical or         . credit spreads
               comparable securities;
               duration
             . privately-placed securities    . quoted prices in markets that
               are valued using the             are not active for identical
               additional key inputs:           or similar securities that
             . market yield curve; call         are less liquid and based on
               provisions                       lower levels of trading
             . observable prices and spreads    activity than securities
               for similar public or private    classified in Level 2
               securities that incorporate    . independent non-binding
               the credit quality and           broker quotations
               industry sector of the issuer
             . delta spread adjustments to
               reflect specific
               credit-related issues
 -----------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach. Principally the market approach.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . independent non-binding
               are not active                   broker quotations
             . benchmark U.S. Treasury yield  . quoted prices in markets that
               or other yields                  are not active for identical
                                                or similar securities that
                                                are less liquid and based on
             . the spread off the U.S.          lower levels of trading
               Treasury yield curve for the     activity than securities
               identical security               classified in Level 2
             . issuer ratings and issuer
               spreads; broker-dealer quotes  . credit spreads
             . comparable securities that
               are actively traded
 -----------------------------------------------------------------------------
  Structured Products
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market and       Principally the market and
             income approaches.               income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that
               are not active                 . credit spreads
             . spreads for actively traded    . quoted prices in markets that
               securities; spreads off          are not active for identical
               benchmark yields                 or similar securities that
             . expected prepayment speeds       are less liquid and based on
               and volumes                      lower levels of trading
             . current and forecasted loss      activity than securities
               severity; ratings; geographic    classified in Level 2
               region                         . independent non-binding
             . weighted average coupon and      broker quotations
               weighted average maturity      . credit ratings
             . average delinquency rates;
               debt-service coverage ratios
             . credit ratings
             . issuance-specific
               information, including, but
               not limited to:
             . collateral type; structure of
               the security; vintage of the
               loans
             . payment terms of the
               underlying assets
             . payment priority within the
               tranche; deal performance
 -----------------------------------------------------------------------------

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

 -----------------------------------------------------------------------------
                         Level 2                          Level 3
 Instrument         Observable Inputs               Unobservable Inputs
 -----------------------------------------------------------------------------
 Short-term investments and Other investments
 -----------------------------------------------------------------------------
             .  Certain short-term            .  Certain short-term
                investments and other            investments and other
                investments are of a similar     investments are of a similar
                nature and class to the          nature and class to the
                fixed maturity securities        fixed maturity securities
                AFS described above; while       AFS described above. The
                certain other investments        valuation approaches and
                are similar to equity            unobservable inputs used in
                securities. The valuation        their valuation are also
                approaches and observable        similar to those described
                inputs used in their             above. Other investments
                valuation are also similar       contain equity securities
                to those described above.        with key unobservable inputs
                                                 such as credit ratings;
                                                 issuance structures, in
                                                 addition to those described
                                                 above for fixed maturities
                                                 AFS. .
 -----------------------------------------------------------------------------
 Residential mortgage loans -- FVO
 -----------------------------------------------------------------------------
             . N/A                            Valuation Approaches:
                                               Principally the market
                                               approach.
                                              Valuation Techniques and Key
                                                 Inputs: These investments
                                                 are based primarily on
                                                 matrix pricing or other
                                                 similar techniques that
                                                 utilize inputs from mortgage
                                                 servicers that are
                                                 unobservable or cannot be
                                                 derived principally from, or
                                                 corroborated by, observable
                                                 market data.
 -----------------------------------------------------------------------------
 Separate account assets and Separate account liabilities (1)
 -----------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
 -----------------------------------------------------------------------------
             Key Input:                       . N/A
             .  quoted prices or reported
                       NAV provided by the
                       fund managers
 -----------------------------------------------------------------------------
  Other limited partnership interests
 -----------------------------------------------------------------------------
             . N/A                            Valued giving consideration to
                                                the underlying holdings
                                               of the partnerships and
                                                adjusting, if appropriate.
                                              Key Inputs:
                                              . liquidity; bid/ask spreads;
                                                performance record of the
                                                fund manager
                                              . other relevant variables that
                                                may impact the exit value of
                                                the particular partnership
                                                interest
 -----------------------------------------------------------------------------

-------------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

                                                            Foreign
       Instrument              Interest Rate         Currency Exchange Rate            Credit                Equity Market
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                     curves (2)               .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

-------------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Embedded Derivatives

     Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

      inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                 December 31, 2019
                                                                           -----------------------------
                                                     Significant                                 Weighted
                       Valuation Techniques      Unobservable Inputs             Range          Average (1)
                     ------------------------  ------------------------    ----------------     -----------
Fixed maturity securities AFS (3)
U.S. corporate and
 foreign corporate.. .  Matrix pricing         .  Offered quotes (4)         5     -      145       110
                     .  Market pricing         .  Quoted prices (4)          25    -      131       101
                     ---------------------------------------------------------------------------------------
RMBS................ .  Market pricing         .  Quoted prices (4)          --    -      119       95
                     ---------------------------------------------------------------------------------------
ABS................. .  Market pricing         .  Quoted prices (4)          8     -      101       98
                     ---------------------------------------------------------------------------------------
Derivatives
Interest rate....... .  Present value          .  Swap yield (6)            190    -      251
                        techniques
                                               .  Repurchase rates (8)      (6)    -       6
                     ---------------------------------------------------------------------------------------
Foreign currency     .  Present                .  Swap yield (6)            (22)   -      (5)
 exchange rate......    value techniques
                     ---------------------------------------------------------------------------------------
Credit.............. .  Present                .  Credit spreads (9)         96    -      100
                        value techniques
                     .  Consensus pricing      .  Offered quotes (10)
                     ---------------------------------------------------------------------------------------
Equity market....... .  Present                .  Volatility (11)           14%    -      23%
                        value techniques
                        or option
                        pricing models
                                               .  Correlation (12)          10%    -      30%
                     ---------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed   .  Option                 .  Mortality rates:
 guaranteed minimum     pricing techniques
 benefits...........
                                                   Ages 0 - 40             0.01%   -     0.18%
                                                   Ages 41 - 60            0.04%   -     0.57%
                                                   Ages 61 - 115           0.26%   -      100%
                                               .  Lapse rates:
                                                   Durations 1 - 10        0.25%   -      100%
                                                   Durations 11 - 20         3%    -      100%
                                                   Durations 21 - 116        2%    -      100%
                                               .  Utilization rates          0%    -      22%
                                               .  Withdrawal rates         0.25%   -      10%
                                               .  Long-term equity         16.24%  -     21.65%
                                                    volatilities
                                               .  Nonperformance           0.03%   -     0.43%
                                                  risk spread
                                                                                December 31, 2018           Impact of
                                                                           ----------------------------  Increase in Input
                                                     Significant                              Weighted     on Estimated
                       Valuation Techniques      Unobservable Inputs            Range        Average (1)  Fair Value (2)
                     ------------------------  ------------------------    ---------------   ----------- -----------------
Fixed maturity securities AFS (3)
U.S. corporate and
 foreign corporate.. .  Matrix pricing         .  Offered quotes (4)         85    -    134      105        Increase
                     .  Market pricing         .  Quoted prices (4)          25    -    638      107        Increase
                     ------------------------------------------------------------------------------------------------------
RMBS................ .  Market pricing         .  Quoted prices (4)          --    -    106      94       Increase (5)
                     ------------------------------------------------------------------------------------------------------
ABS................. .  Market pricing         .  Quoted prices (4)          10    -    101      97       Increase (5)
                     ------------------------------------------------------------------------------------------------------
Derivatives
Interest rate....... .  Present value          .  Swap yield (6)            268    -    317               Increase (7)
                        techniques
                                               .  Repurchase rates (8)      (5)    -     6                Decrease (7)
                     ------------------------------------------------------------------------------------------------------
Foreign currency     .  Present                .  Swap yield (6)            (20)   -    (5)               Increase (7)
 exchange rate......    value techniques
                     ------------------------------------------------------------------------------------------------------
Credit.............. .  Present                .  Credit spreads (9)         97    -    103               Decrease (7)
                        value techniques
                     .  Consensus pricing      .  Offered quotes (10)
                     ------------------------------------------------------------------------------------------------------
Equity market....... .  Present                .  Volatility (11)           21%    -    26%               Increase (7)
                        value techniques
                        or option
                        pricing models
                                               .  Correlation (12)          10%    -    30%
                     ------------------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed   .  Option                 .  Mortality rates:
 guaranteed minimum     pricing techniques
 benefits...........
                                                   Ages 0 - 40             0.01%   -   0.18%              Decrease (13)
                                                   Ages 41 - 60            0.04%   -   0.57%              Decrease (13)
                                                   Ages 61 - 115           0.26%   -   100%               Decrease (13)
                                               .  Lapse rates:
                                                   Durations 1 - 10        0.25%   -   100%               Decrease (14)
                                                   Durations 11 - 20         3%    -   100%               Decrease (14)
                                                   Durations 21 - 116       2.5%   -   100%               Decrease (14)
                                               .  Utilization rates          0%    -    25%               Increase (15)
                                               .  Withdrawal rates         0.25%   -    10%                 (16)
                                               .  Long-term equity         16.50%  -    22%               Increase (17)
                                                    volatilities
                                               .  Nonperformance           0.05%   -   0.59%              Decrease (18)
                                                  risk spread

--------

(1) The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2019 and 2018, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
  (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (1)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2018................  $      7,586    $      4,076    $     --     $      31    $       7
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             2              79          --             1           --
Total realized/unrealized gains
 (losses) included in AOCI..............          (463)            (31)         --            (1)          --
Purchases (4)...........................         1,377             752          --            --           24
Sales (4)...............................        (1,241)           (755)         --           (21)          (1)
Issuances (4)...........................            --              --          --            --           --
Settlements (4).........................            --              --          --            --           --
Transfers into Level 3 (5)..............           151              58          --            --           --
Transfers out of Level 3 (5)............          (311)           (638)         --            --           (5)
                                          ------------    ------------    --------     ---------    ---------
Balance, December 31, 2018..............         7,101           3,541          --            10           25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................           (41)             43          --            --           --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30          --            --           --
Purchases (4)...........................         2,335             703           7             1           17
Sales (4)...............................          (699)           (538)         --            (2)         (25)
Issuances (4)...........................            --              --          --            --           --
Settlements (4).........................            --              --          --            --           --
Transfers into Level 3 (5)..............           504              --          --             1           --
Transfers out of Level 3 (5)............          (382)           (384)         --            --           --
                                          ------------    ------------    --------     ---------    ---------
Balance, December 31, 2019..............  $      9,382    $      3,395    $      7     $      10    $      17
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (6)..............................  $         (7)   $         83    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (6)..............................  $         (5)   $         68    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (6)..............................  $        (34)   $         42    $     --     $      --    $      --
                                          ============    ============    ========     =========    =========
Gains (Losses) Data for the year ended
 December 31, 2017
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................  $         (2)   $         95    $     --     $      --    $      --
Total realized/unrealized gains
 (losses) included in AOCI..............  $        416    $        109    $     --     $      --    $      --

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------
                                                                              Net
                               Residential                      Net        Embedded       Separate
                                Mortgage         Other      Derivatives   Derivatives     Accounts
                               Loans - FVO    Investments       (7)           (8)           (9)
                               -----------    -----------   -----------   -----------     ----------
                                                      (In millions)
Balance, January 1, 2018...... $      520     $      366    $     (191)   $      (876)   $      958
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          7             (8)          (69)           376             7
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --             --          (110)            --            --
Purchases (4).................         --            199             4             --           198
Sales (4).....................       (162)           (28)           --             --          (168)
Issuances (4).................         --             --            (1)            --            (3)
Settlements (4)...............        (66)            --           175           (204)           (1)
Transfers into Level 3 (5)....         --             52            --             --            53
Transfers out of Level 3 (5)..         --            (10)           --             --          (107)
                               ----------     ----------    ----------     -----------    ----------
Balance, December 31, 2018....        299            571          (192)          (704)          937
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          7             94           (36)          (429)            7
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --             --           161             --            --
Purchases (4).................         --            232             4             --           126
Sales (4).....................        (87)           (98)           --             --          (151)
Issuances (4).................         --             --            (1)            --            (3)
Settlements (4)...............        (31)            --            (8)          (192)            2
Transfers into Level 3 (5)....         --             --            --             --            --
Transfers out of Level 3 (5)..         --             --            --             --            (3)
                               ----------     ----------    ----------     -----------    ----------
Balance, December 31, 2019.... $      188     $      799    $      (72)   $    (1,325)   $      915
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2017: (6)....... $       27     $      (17)   $      (18)   $       452    $       --
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2018: (6)....... $      (15)    $        1    $       18    $       387    $       --
                               ==========     ==========    ==========     ===========    ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2019: (6)....... $      (14)    $       86    $      (44)   $      (422)   $       --
                               ==========     ==========    ==========     ===========    ==========
Gains (Losses) Data for the
 year ended December 31, 2017
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3).... $       40     $       --    $       21    $       450    $       (8)
Total realized/unrealized
 gains (losses) included in
 AOCI......................... $       --     $       17    $      207    $        --    $       --

--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(4) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(5) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(6) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.
    Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                               December 31,
                                                                                         ------------------------
                                                                                            2019         2018
                                                                                         ----------  ------------
                                                                                               (In millions)
Unpaid principal balance................................................................ $      209  $        344
Difference between estimated fair value and unpaid principal balance....................        (21)          (45)
                                                                                         ----------  ------------
Carrying value at estimated fair value.................................................. $      188  $        299
                                                                                         ==========  ============
Loans in nonaccrual status.............................................................. $       47  $         89
Loans more than 90 days past due........................................................ $       18  $         41
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (19) $        (36)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                         At December 31,                   Years Ended December 31,
                     ----------------------------     -----------------------------------
                        2019             2018            2019        2018        2017
                       -------          -------       -------     -------     -----------
                     Carrying Value After Measurement           Gains (Losses)
                     ----------------------------     -----------------------------------
                                            (In millions)
Other limited
 partnership
 interests (1)......     N/A (2)          N/A (2)         N/A (2)     N/A (2) $      (65)
Other assets........ $    --          $    --         $    --     $    --     $         4
--------

(1)Estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds;
   and below investment grade debt and mezzanine debt funds. In the future, distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds, the exact timing of which is uncertain.

(2)In connection with the 2018 adoption of guidance related to the recognition and measurement of financial instruments, other limited partnership interests for which the Company has virtually no influence over the investee's operations are measured at estimated fair value on a recurring basis effective January 1, 2018.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring
Fair Value Measurements" section. The estimated fair value of the excluded financial

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                   December 31, 2019
                                    ------------------------------------------------
                                                 Fair Value Hierarchy
                                              ---------------------------
                                                                            Total
                                    Carrying                              Estimated
                                     Value    Level 1  Level 2   Level 3  Fair Value
                                    --------- ------- --------- --------- ----------
                                                     (In millions)
Assets
Mortgage loans..................... $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans....................... $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets.............. $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other
 receivables....................... $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances...... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt..................... $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities.................. $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities....... $  52,830 $    -- $  52,830 $      -- $  52,830

                                                   December 31, 2018
                                    ------------------------------------------------
                                                 Fair Value Hierarchy
                                              ---------------------------
                                                                            Total
                                    Carrying                              Estimated
                                     Value    Level 1  Level 2   Level 3  Fair Value
                                    --------- ------- --------- --------- ----------
                                                     (In millions)
Assets
Mortgage loans..................... $  63,388 $    -- $      -- $  64,409 $  64,409
Policy loans....................... $   6,061 $    -- $     269 $   6,712 $   6,981
Other invested assets.............. $   2,940 $    -- $   2,673 $     146 $   2,819
Premiums, reinsurance and other
 receivables....................... $  14,228 $    -- $     113 $  14,673 $  14,786
Liabilities
Policyholder account balances...... $  72,194 $    -- $      -- $  72,689 $  72,689
Long-term debt..................... $   1,562 $    -- $   1,746 $      -- $   1,746
Other liabilities.................. $  13,593 $    -- $     448 $  13,189 $  13,637
Separate account liabilities....... $  50,578 $    -- $  50,578 $      -- $  50,578

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 11 years. The remaining lease terms for the subleases are less than one year to 9 years.

ROU Asset and Lease Liability

  ROU assets and lease liabilities for operating leases were:

                                               December 31, 2019
                                               -----------------
                                                 (In millions)
                ROU asset (1).................   $          819
                Lease liability (1)...........   $          895
--------

(1) Assets and liabilities include amounts recognized upon adoption of ASU
    2016-02. See Note 1.

Lease Costs

   The components of operating lease costs were as follows:

                                              For the Year Ended
                                                 December 31,
                                              ------------------
                                                     2019
                                              ------------------
                                                (In millions)
               Operating lease cost..........   $           109
               Variable lease cost...........                20
               Sublease income...............              (80)
                                               ----------------
                Net lease cost...............   $            49
                                               ================

  Operating lease expense was $116 million and $187 million for the years ended
December 31, 2018 and 2017, respectively. Non-cancelable sublease income was
$66 million and $40 million for the years ended December 31, 2018 and 2017, respectively.

Other Information

  Supplemental other information related to operating leases was as follows:

                                                 December 31, 2019
                                               ---------------------
                                               (Dollars in millions)
           Cash paid for amounts included in
            the measurement of lease
            liability - operating cash flows..     $          110
           ROU assets obtained in exchange
            for new lease liabilities.........     $          152
           Weighted-average remaining lease
            term..............................            9 years
           Weighted-average discount rate.....               3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                               December 31, 2019
                                               -----------------
                                                 (In millions)
                2020..........................    $        126
                2021..........................             132
                2022..........................             128
                2023..........................             116
                2024..........................             107
                Thereafter....................             458
                                                 -------------
                 Total undiscounted cash flows           1,067
                Less: interest................             172
                                                 -------------
                 Present value of lease
                   liability..................    $        895
                                                 =============

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

   Future minimum gross rental payments relating to lease arrangements in effect as determined prior to the adoption of ASU 2016-02 were as follows:

                                          December 31, 2018
                                          -----------------
                                            (In millions)
                     2019................   $          125
                     2020................              137
                     2021................              136
                     2022................              134
                     2023................              122
                     Thereafter..........              567
                                           ---------------
                      Total..............   $        1,221
                                           ===============

   See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2019                             2018
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus notes -
 affiliated........ 7.38% -   7.38%  7.38%      2037       $    700    $   (9)     $    691 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 1.76% -   6.50%  4.62%   2020 -   2058      457        (3)          454      477        (4)          473
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,557       (14)        1,543    1,577       (15)        1,562
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             128         --          128      129         --          129
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,685    $  (14)     $  1,671 $  1,706    $  (15)     $  1,691
                                                           ========    =======     ======== ========    =======     ========
--------

(1) Range of interest rates and weighted average interest rates are for the year ended December 31, 2019.

   The aggregate maturities of long-term debt at December 31, 2019 for the next five years and thereafter are $11 million in 2020, $0 in 2021, $0 in 2022, $0 in 2023, $445 million in 2024 and $1.1 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Term Loans

   MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary, borrowed $350 million in December 2015 under a five-year credit agreement included within other notes in the table above. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company. In November 2017, this agreement was amended to extend the maturity to November 2022, change the amount MPEH may borrow on a revolving basis to $75 million from $100 million, and change the interest rate to a variable rate of three-month London Interbank
Offered Rate ("LIBOR") plus 3.25%, payable quarterly, from a variable rate of three-month LIBOR plus 3.70%. In December 2018, this agreement was further amended to change the interest rate to a variable rate of three-month LIBOR plus 3.10%. In December 2018, MPEH repaid $50 million of the initial borrowing.
In November 2019, this agreement was further amended to extend the maturity to
November 2024 and change the interest rate to a variable rate of three-month
LIBOR plus 2.75%.

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                                 December 31,
                                             ---------------------
                                                2019       2018
                                             ---------- ----------
                                             (Dollars in millions)
              Commercial paper.............. $       99 $       99
              Short-term borrowings (1).....         29         30
                                             ---------- ----------
              Total short-term debt......... $      128 $      129
                                             ========== ==========
              Average daily balance......... $      128 $      213
              Average days outstanding......    43 days    42 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets of a subsidiary.

   For the years ended December 31, 2019, 2018 and 2017, the weighted average interest rate on short-term debt was 2.74%, 3.03% and 1.63%, respectively.

Interest Expense

     Interest expense included in other expenses was $105 million, $108 million and $106 million for the years ended December 31, 2019, 2018 and 2017, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2019, 2018 and 2017.

Credit Facility

     At December 31, 2019, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $6 million and $5 million for the years ended December 31, 2019,
  2018 and 2017, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2019 was as follows:

                                                         Letters of Credit
                                            Maximum         Used by the      Letters of Credit                Unused
Borrower(s)             Expiration          Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
-------------------  ------------------ ---------------- ----------------- ---------------------- --------- -----------
                                                                         (In millions)
MetLife, Inc. and
 MetLife Funding,
 Inc................ December 2021 (2)  $      3,000 (2)    $      412           $      334        $    --  $    2,254
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2019 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2019.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $57 million, $35 million and $74 million for the years ended
December 31, 2019, 2018 and 2017, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The NAIC has adopted the Codification of Statutory
Accounting Principles ("Statutory Codification"). Statutory Codification is
intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  The state of domicile of Metropolitan Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National
Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life
Insurance Company were in excess of 350% at both December 31, 2019 and 2018.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $370 million and the aggregate actual regulatory capital and surplus of such operations was $580 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.2 billion at both December 31, 2019 and 2018, compared to what capital and surplus would have been had it been measured under NAIC guidance.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

  The tables below present amounts from Metropolitan Life Insurance Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

  Statutory net income (loss) was as follows:

                                                      Years Ended December 31,
                                                 -----------------------------------
Company                        State of Domicile    2019        2018        2017
-----------------------------  ----------------- ----------- ----------- -----------
                                                            (In millions)
Metropolitan Life Insurance
 Company......................     New York       $    3,859  $    3,656  $    1,982

  Statutory capital and surplus was as follows at:

                                                 December 31,
                                        ------------------------------
         Company                             2019           2018
         -----------------------------  -------------- ---------------
                                                (In millions)
         Metropolitan Life Insurance
          Company......................  $      10,915  $       11,098

Dividend Restrictions

   Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the
"Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

   Metropolitan Life Insurance Company paid $3.1 billion and $3.7 billion in dividends to MetLife, Inc. for the years ended December 31, 2019 and 2018, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.2 billion to MetLife,
Inc. without prior regulatory approval by the end of 2020.

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                                         Unrealized                        Foreign      Defined
                                      Investment Gains     Unrealized     Currency      Benefit
                                      (Losses), Net of   Gains (Losses)  Translation     Plans
                                     Related Offsets (1) on Derivatives   Adjustments  Adjustment        Total
                                    -------------------- -------------- ------------- ------------  --------------
                                                                     (In millions)
Balance at December 31, 2016.......     $      3,592      $      1,459    $      (67)  $    (1,865)  $       3,119
OCI before reclassifications.......            3,977               122            26           (30)          4,095
Deferred income tax benefit
 (expense).........................           (1,287)              (43)           (6)           11          (1,325)
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            6,282             1,538           (47)       (1,884)          5,889
Amounts reclassified from AOCI.....              102              (970)           --           159            (709)
Deferred income tax benefit
 (expense).........................              (33)              338            --           (57)            248
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............               69              (632)           --           102            (461)
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2017.......            6,351               906           (47)       (1,782)          5,428
OCI before reclassifications.......           (6,326)              (82)          (20)           67          (6,361)
Deferred income tax benefit
 (expense).........................            1,381                19            --           (45)          1,355
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            1,406               843           (67)       (1,760)            422
Amounts reclassified from AOCI.....                8               428            --            34             470
Deferred income tax benefit
 (expense).........................               (2)              (96)           --           (13)           (111)
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............                6               332            --            21             359
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles.............             (119)               --            --            --            (119)
Deferred income tax benefit
 (expense), cumulative effects of
 changes in accounting principles..            1,222               207            (7)         (379)          1,043
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles, net of
 income tax........................            1,103               207            (7)         (379)            924
                                       -------------     -------------   -----------  ------------  --------------
Transfer to affiliate, net of
 tax (2)...........................               --                --            --         1,857           1,857
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2018.......            2,515             1,382           (74)         (261)          3,562
OCI before reclassifications.......            7,993               516           (32)         (167)          8,310
Deferred income tax benefit
 (expense).........................           (1,678)             (109)            9            35          (1,743)
                                       -------------     -------------   -----------  ------------  --------------
 AOCI before reclassifications,
   net of income tax...............            8,830             1,789           (97)         (393)         10,129
Amounts reclassified from AOCI.....               60              (237)           --            24            (153)
Deferred income tax benefit
 (expense).........................              (13)               50            --            (5)             32
                                       -------------     -------------   -----------  ------------  --------------
 Amounts reclassified from AOCI,
   net of income tax...............               47              (187)           --            19            (121)
                                       -------------     -------------   -----------  ------------  --------------
Cumulative effects of changes in
 accounting principles.............               (1)               22            --            --              21
Deferred income tax benefit
 (expense), cumulative effects of
 changes in accounting principles..               --                (4)           --            --              (4)
                                       -------------     -------------   -----------  ------------  --------------
 Cumulative effects of changes in
   accounting principles, net of
   income tax (3)..................               (1)               18            --            --              17
                                       -------------     -------------   -----------  ------------  --------------
Balance at December 31, 2019.......     $      8,876      $      1,620    $      (97)  $      (374)  $      10,025
                                       =============     =============   ===========  ============  ==============
-------------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

(2) See Note 14.

(3) See Note 1 for further information on adoption of new accounting pronouncements.

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                       Years Ended December 31,
                               ---------------------------------------
                                   2019          2018           2017
                               -----------   ------------   ------------
                                                                             Consolidated Statements of
AOCI Components                     Amounts Reclassified from AOCI             Operations Locations
-----------------------------  ---------------------------------------     ------------------------------
                                            (In millions)
Net unrealized investment
 gains (losses):
Net unrealized investment
 gains (losses)...............  $       17    $        89    $        12   Net investment gains (losses)
Net unrealized investment
 gains (losses)...............         (16)            18              3   Net investment income
Net unrealized investment
 gains (losses)...............         (61)          (115)          (117)  Net derivative gains (losses)
                               -----------   ------------   ------------
 Net unrealized investment
   gains (losses), before
   income tax.................         (60)            (8)          (102)
Income tax (expense) benefit..          13              2             33
                               -----------   ------------   ------------
 Net unrealized investment
   gains (losses), net of
   income tax.................         (47)            (6)           (69)
                               -----------   ------------   ------------
Unrealized gains (losses) on
 derivatives -- cash flow
 hedges:
Interest rate derivatives.....          23             20             18   Net investment income
Interest rate derivatives.....           4             --             --   Net investment gains (losses)
Interest rate derivatives.....          --             22             13   Net derivative gains (losses)
Foreign currency exchange
 rate derivatives.............          (3)            (3)            (1)  Net investment income
Foreign currency exchange
 rate derivatives.............         212             --             --   Net investment gains (losses)
Foreign currency exchange
 rate derivatives.............          --           (469)           938   Net derivative gains (losses)
Credit derivatives............           1              1              1   Net investment income
Credit derivatives............          --              1              1   Net derivative gains (losses)
                               -----------   ------------   ------------
 Gains (losses) on cash flow
   hedges, before income tax..         237           (428)           970
Income tax (expense) benefit..         (50)            96           (338)
                               -----------   ------------   ------------
 Gains (losses) on cash flow
   hedges, net of income tax..         187           (332)           632
                               -----------   ------------   ------------
Defined benefit plans
 adjustment: (1)
Amortization of net actuarial
 gains (losses)...............         (27)           (35)          (179)
Amortization of prior service
 (costs) credit...............           3              1             20
                               -----------   ------------   ------------
 Amortization of defined
   benefit plan items, before
   income tax.................         (24)           (34)          (159)
Income tax (expense) benefit..           5             13             57
                               -----------   ------------   ------------
 Amortization of defined
   benefit plan items, net of
   income tax.................         (19)           (21)          (102)
                               -----------   ------------   ------------
 Total reclassifications, net
   of income tax..............  $      121    $      (359)   $       461
                               ===========   ============   ============
-------------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                           Years Ended December 31,
                                          ---------------------------
                                              2019          2018
                                          ------------- -------------
                                                 (In millions)
           Prepaid legal plans...........  $        329  $        286
           Recordkeeping and
            administrative services (1)..           204           220
           Administrative services-only
            contracts....................           210           205
           Other revenue from service
            contracts from customers.....            39            38
                                          ------------- -------------
            Total revenues from service
              contracts from customers...  $        782  $        749
           Other (2).....................           791           837
                                          ------------- -------------
            Total other revenues.........  $      1,573  $      1,586
                                          ============= =============
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Other primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                              Years Ended December 31,
                                              ----------------------
                                               2019     2018    2017
                                              ------   ------  ------
                                                   (In millions)
          General and administrative
           expenses (1)...................... $2,480   $2,458  $2,608
          Pension, postretirement and
           postemployment benefit costs......    107       66     167
          Premium taxes, other taxes, and
           licenses & fees...................    274      366     273
          Commissions and other variable
           expenses..........................  1,814    1,757   1,801
          Capitalization of DAC..............    (43)     (34)    (61)
          Amortization of DAC and VOBA.......    239      470     241
          Interest expense on debt...........    105      108     106
                                              ------   ------  ------
           Total other expenses.............. $4,976   $5,191  $5,135
                                              ======   ======  ======
--------

(1)Includes ($165) million, ($6) million and ($104) million for the years ended
   December 31, 2019, 2018 and 2017, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   Through September 30, 2018, the Company sponsored various qualified and nonqualified defined benefit pension plans covering employees who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the qualified and nonqualified defined benefit pension plans were amended, effective January 1, 2023, to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   Through September 30, 2018, the Company also provided certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of MetLife who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees of MetLife hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. In September 2018, the postretirement medical and life insurance benefit plans were amended, effective January 1, 2023, to discontinue the accrual of the employer subsidy credits for eligible employees.

   As of October 1, 2018, except for the nonqualified defined benefit pension plan, the plan sponsor was changed from the Company to an affiliate (the
"Transferred Plans"). The Company transferred the net benefit obligation and plan assets at book value as of September 30, 2018 as an additional paid-in-capital transaction, including the related unrecognized AOCI. The
Company remains a participating affiliate of the Transferred Plans.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                          December 31,
                               -----------------------------------------------------------------
                                             2019                              2018
                               --------------------------------  -------------------------------
                                                     Other                            Other
                                   Pension        Postretirement    Pension        Postretirement
                                   Benefits (1)     Benefits      Benefits (1)       Benefits
                               ---------------- ---------------- --------------  ----------------
                                                         (In millions)
Change in benefit obligations:
Benefit obligations at
 January 1,...................    $      1,080      $      19     $      10,479    $      1,656
Transfer to affiliate (2).....              --             --            (9,316)         (1,648)
Service costs.................              17             --                18              --
Interest costs................              46              1                42               1
Plan participants'
 contributions................              --             --                --              --
Plan amendments...............               3             --               (20)             --
Net actuarial (gains) losses
 (3)..........................             162              2               (40)             (2)
Divestitures, settlements and
 curtailments.................              --             --                --              15
Benefits paid.................             (98)            (2)              (83)             (1)
Effect of foreign currency
 translation..................              --             --                --              (2)
                                --------------     ----------    --------------   -------------
 Benefit obligations at
   December 31,...............           1,210             20             1,080              19
                                --------------     ----------    --------------   -------------
Change in plan assets:
Estimated fair value of plan
 assets at January 1,.........              --             18             9,371           1,426
Transfer to affiliate (2).....              --             --            (9,371)         (1,426)
Actual return on plan assets..              --             --                --               2
Divestitures, settlements and
 curtailments.................              --             --                --              18
Plan participants'
 contributions................              --             --                --              --
Employer contributions........              98             --                83              --
Benefits paid.................             (98)            (2)              (83)             (1)
Foreign exchange impact.......              --              1                --              (1)
                                --------------     ----------    --------------   -------------
 Estimated fair value of plan
   assets at December 31,.....              --             17                --              18
                                --------------     ----------    --------------   -------------
 Over (under) funded status
   at December 31,............    $     (1,210)     $      (3)    $      (1,080)   $         (1)
                                ==============     ==========    ==============   =============
Amounts recognized on the
 consolidated balance sheets:
Other assets..................    $         --      $       3     $          --    $          5
Other liabilities.............          (1,210)            (6)           (1,080)             (6)
                                --------------     ----------    --------------   -------------
 Net amount recognized........    $     (1,210)     $      (3)    $      (1,080)   $         (1)
                                ==============     ==========    ==============   =============
AOCI:
Net actuarial (gains) losses..    $        494      $      (3)    $         360    $         (5)
Prior service costs (credit)..             (16)            --               (22)              1
                                --------------     ----------    --------------   -------------
 AOCI, before income tax......    $        478      $      (3)    $         338    $         (4)
                                ==============     ==========    ==============   =============
 Accumulated benefit
   obligation.................    $      1,143            N/A     $       1,040             N/A
                                ==============                   ==============
--------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was
    $1.2 billion and $1.1 billion at December 31, 2019 and 2018, respectively.

(2) Transfer to affiliate represents the Transferred Plans' book value as of
    September 30, 2018, net of the related 2018 net periodic benefit costs. See
    "-- Net Periodic Benefit Costs."

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

(3) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of $137 million and $2 million, respectively, and plan experience of $25 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2018 include the impact of changes to the financial assumptions of
    ($87) million and ($2) million, respectively, and plan experience of
    $47 million and $0, respectively.

   Information for pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows at:

                                                                December 31,
                                         ------------------------------------------------------------------
                                             2019       2018       2019       2018      2019        2018
                                         ---------- ---------- ---------- ---------- -------     -------
                                         PBO Exceeds Estimated ABO Exceeds Estimated APBO Exceeds Estimated
                                              Fair Value            Fair Value         Fair Value
                                            of Plan Assets        of Plan Assets     of Plan Assets
                                         --------------------- --------------------- ----------------------
                                                                (In millions)
Projected benefit obligations........... $    1,210 $    1,080 $    1,210 $    1,080    N/A         N/A
Accumulated benefit obligations......... $    1,143 $    1,040 $    1,143 $    1,040    N/A         N/A
Accumulated postretirement benefit
 obligations............................        N/A        N/A        N/A        N/A $    6      $    6
Estimated fair value of plan assets.....        N/A        N/A        N/A        N/A $   --      $   --

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                         Years Ended December 31,
                                          -------------------------------------------------------------------------------------
                                                     2019                          2018                         2017
                                          --------------------------  -----------------------------  --------------------------
                                                          Other                          Other                       Other
                                           Pension     Postretirement   Pension       Postretirement  Pension     Postretirement
                                           Benefits      Benefits       Benefits        Benefits      Benefits      Benefits
                                          ---------  ---------------- ------------  ---------------- ---------  ----------------
                                                                              (In millions)
Net periodic benefit costs:
Service costs............................  $     17      $     --      $       123      $       4     $    169     $         6
Interest costs...........................        46             1              290             41          415              75
Settlement and curtailment costs.........        --            --               --             --            3               2
Expected return on plan assets...........        --            (1)            (394)           (54)        (509)            (72)
Amortization of net actuarial (gains)
 losses..................................        27            --              142            (26)         189              --
Amortization of prior service costs
 (credit)................................        (3)           --               (1)           (14)          (1)            (22)
Allocated to affiliates..................       (22)           --              (66)            19          (48)              1
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total net periodic benefit costs
   (credit) (1)..........................        65            --               94            (30)         218             (10)
                                          ---------     ---------     ------------     ----------    ---------    ------------
Other changes in plan assets and benefit
 obligations recognized in OCI:
Net actuarial (gains) losses.............       161             3              (40)            (4)         181            (148)
Prior service costs (credit).............         3            --              (20)            --           --              --
Amortization of net actuarial (gains)
 losses..................................       (27)           --              (35)            --         (189)             --
Amortization of prior service (costs)
 credit..................................         3            --                1             --            1              22
Transfer to affiliate (2)................        --            --           (2,389)            81           --              --
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total recognized in OCI................       140             3           (2,483)            77           (7)           (126)
                                          ---------     ---------     ------------     ----------    ---------    ------------
  Total recognized in net periodic
   benefit costs and OCI.................  $    205      $      3      $    (2,389)     $      47     $    211     $      (136)
                                          =========     =========     ============     ==========    =========    ============
--------

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

(1) Includes costs (credit) related to Transferred Plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the Transferred Plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2019
Weighted average discount rate.....        3.30%                      3.00%
Weighted average interest
 crediting rate....................        3.99%                       N/A
Rate of compensation increase......   2.25%  -  8.50%                  N/A
December 31, 2018
Weighted average discount rate.....        4.35%                      3.75%
Weighted average interest
 crediting rate....................        4.09%                       N/A
Rate of compensation increase......   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the
  U.S. plans were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
Year Ended December 31, 2019
Weighted average discount rate.....        4.35%                      3.75%
Weighted average interest
 crediting rate....................        4.01%                       N/A
Weighted average expected rate of
 return on plan assets.............         N/A                       4.00%
Rate of compensation increase......   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate.....        3.65%                      3.70%
Weighted average interest
 crediting rate....................        4.13%                       N/A
Weighted average expected rate of
 return on plan assets.............        5.75%                      5.11%
Rate of compensation increase......   2.25%  -  8.50%                  N/A
Year Ended December 31, 2017
Weighted average discount rate.....        4.30%                      4.45%
Weighted average interest
 crediting rate....................        5.46%                       N/A
Weighted average expected rate of
 return on plan assets.............        6.00%                      5.36%
Rate of compensation increase......   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2020 is currently anticipated to be 3.00% for other postretirement benefits.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                   December 31,
                                                   ---------------------------------------------
                                                            2019                   2018
                                                   ---------------------- ----------------------
                                                      Before   Age 65 and    Before   Age 65 and
                                                    Age 65      older      Age 65      older
                                                   --------- ------------ --------- ------------
Following year....................................   6.5%        6.5%       6.6%        6.6%
Ultimate rate to which cost increase is assumed
 to decline.......................................   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached..   2040        2040       2040        2040

  Plan Assets

     Through September 30, 2018, the Company provided MetLife employees with benefits under various Employee Retirement Income Security Act of
  1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity securities AFS, equity securities, derivatives, real estate and private equity investments. The assets backing the retiree life coverage also utilize insurance contracts issued by the Company's insurance affiliate and are held in a general account
  Life Insurance Funding Agreement.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different
  Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested
  Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class.
  Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 9, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     At December 31, 2019 and 2018, other postretirement plan assets measured at estimated fair value on a recurring basis were $17 million and
  $18 million, respectively, and were classified as short-term investments
  Level 2.

     A rollforward of all pension assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------
                                                    Pension Benefits
                               ----------------------------------------------------------------------
                               Fixed Maturity Securities
                                       AFS:
                               --------------------------
                                                             Equity          Other        Derivative
                                Corporate     Other (1)     Securities     Investments     Assets
                               ----------    ----------    -----------    ------------   -----------
                                                     (In millions)
Balance, January 1, 2018......  $     1        $    9        $    3         $    622       $    1
Realized gains (losses).......       --            --            --               --           --
Unrealized gains (losses).....       --            --            --               --           --
Purchases, sales, issuances
 and settlements, net.........       --            --            --               --           --
Transfers into and/or out of
 Level 3......................       --            --            --               --           --
Transfer to affiliate.........       (1)           (9)           (3)            (622)          (1)
                               ----------    ----------    -----------    ------------   -----------
Balance, December 31, 2018....  $    --        $   --        $   --         $     --       $   --
                               ==========    ==========    ===========    ============   ===========
--------

(1) Other includes ABS and collateralized mortgage obligations.

     For the year ended December 31, 2019, there were no pension benefits measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs. For the years ended December 31, 2019 and
  2018, there were no other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provisions of the plans, and therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2020.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                               Pension Benefits   Other Postretirement Benefits
                           -------------------- -------------------------------
                                              (In millions)
 2020.....................       $           74                    $          2
 2021.....................       $           71                    $          1
 2022.....................       $           70                    $          1
 2023.....................       $           73                    $          1
 2024.....................       $           77                    $          1
 2025-2029................       $          403                    $          6

Defined Contribution Plans

     Through September 30, 2018, the Company sponsored defined contribution plans for substantially all MetLife employees under which a portion of employee contributions are matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor was changed from the
  Company to an affiliate. The Company contributed $26 million, $42 million and
  $65 million for the years ended December 31, 2019, 2018 and 2017, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                           Years Ended December 31,
                                           -----------------------
                                             2019    2018     2017
                                           ------  ------  -------
                                                (In millions)
            Current:
            U.S. federal..................  $ 280   $ 217  $ 1,511
            U.S. state and local..........      1       9        4
            Non-U.S.......................     26      91       14
                                           ------  ------  -------
              Subtotal....................    307     317    1,529
                                           ------  ------  -------
            Deferred:
            U.S. federal..................   (148)    (88)  (2,099)
            Non-U.S.......................    (11)    (56)       9
                                           ------  ------  -------
              Subtotal....................   (159)   (144)  (2,090)
                                           ------  ------  -------
              Provision for income tax
               expense (benefit)..........  $ 148   $ 173  $  (561)
                                           ======  ======  =======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                   Years Ended December 31,
                                   ------------------------
                                    2019    2018     2017
                                   ------- ------- --------
                                         (In millions)
                   Income (loss):
                   U.S............  $3,454  $1,202  $ 4,045
                   Non-U.S........     106   3,107   (1,079)
                                   ------- ------- --------
                    Total.........  $3,560  $4,309  $ 2,966
                                   ======= ======= ========

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The reconciliation of the income tax provision at the U.S. statutory rate
(21% in 2019 and 2018; 35% in 2017) to the provision for income tax as reported was as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2019    2018     2017
                                                        ------  ------  --------
                                                              (In millions)
Tax provision at U.S. statutory rate...................  $ 748   $ 905   $ 1,039
Tax effect of:
Dividend received deduction............................    (36)    (34)      (65)
Tax-exempt income......................................    (40)    (13)      (49)
Prior year tax (1).....................................   (173)   (175)      (29)
Low income housing tax credits.........................   (254)   (284)     (278)
Other tax credits......................................    (43)    (77)     (101)
Foreign tax rate differential..........................     (7)     (8)       --
Change in valuation allowance..........................     (7)      1        --
U.S. Tax Reform impact (2) (3) (4).....................     (6)   (139)   (1,089)
Other, net.............................................    (34)     (3)       11
                                                        ------  ------  --------
  Provision for income tax expense (benefit)...........  $ 148   $ 173   $  (561)
                                                        ======  ======  ========
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

(4) For the year ended December 31, 2017, U.S. Tax Reform impact of ($1.1)
    billion excludes ($23) million of tax provision at the U.S. statutory rate for a total tax reform benefit of ($1.1) billion.

  On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S.
Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax
Reform moves the United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                            Years Ended December 31,
                                                                      ------------------------------------
                                                                          2019        2018         2017
                                                                      -----------  ----------  -----------
                                                                           (In millions)
Income (loss) before provision for income tax........................  $       --   $     (58)  $      (66)
Provision for income tax expense (benefit):
Deferred tax revaluation.............................................          (6)       (151)      (1,112)
                                                                      -----------  ----------  -----------
 Total provision for income tax expense (benefit)....................          (6)       (151)      (1,112)
                                                                      -----------  ----------  -----------
Income (loss), net of income tax.....................................           6          93        1,046
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................          --          --          133
                                                                      -----------  ----------  -----------
Increase to net equity from U.S. Tax Reform..........................  $        6   $      93   $    1,179
                                                                      ===========  ==========  ===========

  In accordance with SAB 118 issued by the U.S. Securities and Exchange
Commission ("SEC") in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of
U.S. Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Deemed Repatriation Transition Tax - The Company recorded a $1 million charge for this item for the year ended December 31, 2017. For the years ended December 31, 2019 and 2018, the Company did not record an additional tax charge.

   .  Global Intangible Low-Tax Income ("GILTI") - U.S. Tax Reform imposes a minimum tax on GILTI, which is generally the excess income of foreign subsidiaries over a 10% rate of routine return on tangible business assets. For the year ended December 31, 2017, the Company did not record a tax charge for this item. In 2018, the Company established an accounting policy in which it treats taxes due on GILTI as a current-period expense when incurred. The Company did not record a tax charge for the years ended December 31, 2019 and 2018.

   .  Compensation and Fringe Benefits - U.S. Tax Reform limits certain employer deductions for fringe benefit and related expenses and also repeals the exception allowing the deduction of certain performance-based compensation paid to certain senior executives. The Company recorded an
      $8 million tax charge, included within the deferred tax revaluation as of
      December 31, 2017. The Company determined that no additional adjustment was required for the years ended December 31, 2019 and 2018.

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2017, the Company

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

      recorded a $7 million tax charge, included within the deferred tax revaluation. For the year ended December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal
      Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in
      2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the year ended December 31, 2019.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                       ---------------
                                                         2019    2018
                                                       -------  ------
                                                        (In millions)
         Deferred income tax assets:
         Policyholder liabilities and receivables..... $ 1,305  $1,182
         Net operating loss carryforwards (1).........      82      94
         Employee benefits............................     486     518
         Tax credit carryforwards (2).................   1,161   1,038
         Litigation-related and government mandated...     119     131
         Other........................................     407     347
                                                       -------  ------
           Total gross deferred income tax assets.....   3,560   3,310
         Less: Valuation allowance....................      80      93
                                                       -------  ------
           Total net deferred income tax assets.......   3,480   3,217
                                                       -------  ------
         Deferred income tax liabilities:
         Investments, including derivatives...........   1,796   1,597
         Intangibles..................................      33      32
         DAC..........................................     500     558
         Net unrealized investment gains..............   2,719     987
                                                       -------  ------
           Total deferred income tax liabilities......   5,048   3,174
                                                       -------  ------
           Net deferred income tax asset (liability).. $(1,568) $   43
                                                       =======  ======
--------

(1) The Company has recorded a deferred tax asset of $82 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2019. U.S. state net operating loss carryforwards will expire between 2020 and 2039, whereas others have an unlimited carryforward period. The valuation

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

    allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain U.S. state net operating loss carryforwards will not be realized.
    The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

(2) Tax credit carryforwards for the year ended December 31, 2019 primarily reflect general business credits expiring between 2036 and 2039 and are reduced by $194 million related to unrecognized tax benefits.

  Certain deferred income tax amounts at December 31, 2018 have been reclassified to conform to the 2019 presentation. The reclassification did not result in a change to the prior year net deferred income tax asset (liability)
balance. The significant impacts related to deferred income tax assets were a
$309 million decrease to Policyholder liabilities and receivables and a
$347 million increase to Other. The significant impacts related to deferred income tax liabilities were a $81 million increase to Investments, including derivatives, and a $43 million decrease to Other. Additionally, the deferred income tax asset for Net operating loss carryforwards and offsetting Valuation allowance both increased by $72 million. The reclassifications resulted from a comprehensive review in 2019 of the tax effects between the book and tax bases of assets and liabilities, primarily with respect to the Company's U.S.
businesses.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $43 million and $27 million for the years ended
December 31, 2019 and 2018, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for refund claims filed in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S.
investments held by Metropolitan Life Insurance Company in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009.

   For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses. For tax years 2007 through 2009 (which are the subject of the current
IRS examination), the Company has established adequate reserves for tax liabilities.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                         Years Ended December 31,
                                                         ---------------------
                                                          2019      2018    2017
                                                         ------    ------  -----
                                                             (In millions)
 Balance at January 1,..................................  $ 442     $ 890   $931
 Additions for tax positions of prior years.............     --         3     --
 Reductions for tax positions of prior years (1)........   (158)     (169)   (38)
 Additions for tax positions of current year............      3         3      4
 Reductions for tax positions of current year...........     --        --    (1)
 Settlements with tax authorities (2)...................   (254)     (285)    (6)
                                                         ------    ------  -----
 Balance at December 31,................................  $  33     $ 442   $890
                                                         ======    ======  =====
 Unrecognized tax benefits that, if recognized, would
  impact the effective rate.............................  $  33     $ 442   $890
                                                         ======    ======  =====
--------

(1) The decreases are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2019     2018    2017
                                                           ------   -----    ----
                                                             (In millions)
   Interest expense (benefit) recognized on the
     consolidated statements of operations (1)............ $(187)   $(457)   $ 47

                                                                    December 31,
                                                                    ---------------
                                                                     2019    2018
                                                                    -----    ----
                                                                    (In millions)
   Interest included in other liabilities on the
     consolidated balance sheets..........................          $   9    $196
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry
  Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the
  Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S.
  permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2019. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the
  Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2019, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan
  Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                 December 31,
                                    --------------------------------------
                                        2019         2018         2017
                                    ------------ ------------ ------------
                                    (In millions, except number of claims)
     Asbestos personal injury
      claims at year end...........       61,134       62,522       62,930
     Number of new claims during
      the year.....................        3,187        3,359        3,514
     Settlement payments during
      the year (1)................. $       49.4 $       51.4 $       48.6
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $457 million at December 31, 2019.

   Sun Life Assurance Company of Canada Indemnity Claim

      In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that
   Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by
   Metropolitan Life Insurance Company that were subsequently transferred to
   Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life
   Insurance Company's motion for summary judgment. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life (the "Ontario Litigation"). On August 30, 2011,
   Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by
   Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify
   Sun Life for some or all of the claims in these lawsuits. In September 2018, the Court of Appeal for Ontario affirmed the lower court's decision to not certify the sales practices claims in the Ontario Litigation. These sales practices cases against Sun Life are ongoing, and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

      Plaintiff filed this class action lawsuit on behalf of persons for whom
   Metropolitan Life Insurance Company established a Total Control Account
   ("TCA") to pay death benefits under an ERISA plan. The action alleged that
   Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violated Metropolitan Life Insurance Company's fiduciary duties under ERISA.
   On September 27, 2016, the court denied Metropolitan Life Insurance
   Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. On September 29, 2017, the court certified a nationwide class. On

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   November 19, 2019, the court approved a settlement in which Metropolitan
   Life Insurance Company agreed to pay $80 million to resolve the claims of all class members. The settlement does not include or constitute an admission, concession, or finding of any fault, liability, or wrongdoing by
   Metropolitan Life Insurance Company. The Company accrued the full amount of the settlement payment in prior periods and the payment was made.

   Martin v. Metropolitan Life Insurance Company (Superior Court of the State
   of California, County of Contra Costa, filed December 17, 2015)

      Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiffs assert causes of action for declaratory relief, violation of California's
   Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiffs seek declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan
   Life Insurance Company's motion to dismiss. Plaintiffs appealed this ruling to the United States Court of Appeals for the Ninth Circuit. The Ninth
   Circuit dismissed the appeal on December 2, 2019.

   Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
   2016)

      Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and
   Deceptive Business Practices Act, on behalf of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature on their long-term care insurance policies and whose premium rates were increased after age 65. Plaintiff seeks unspecified compensatory, statutory and punitive damages, as well as recessionary and injunctive relief. On
   April 12, 2017, the court granted Metropolitan Life Insurance Company's motion to dismiss the action. Plaintiff appealed this ruling and the United
   States Court of Appeals for the Seventh Circuit reversed and remanded the case to the district court for further proceedings. On February 20, 2020, the district court approved a nationwide class settlement of the case. The
   Company accrued the full amount of the expected settlement payment in prior periods.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the Court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services ("The Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Division.

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Miller, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   January 4, 2019)

      Plaintiffs filed a second amended complaint in this putative class action, purporting to assert claims on behalf of all persons who replaced their MetLife Optional Term Life or Group Universal Life policy with a Group
   Variable Universal Life policy wherein Metropolitan Life Insurance Company allegedly charged smoker rates for certain non-smokers. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On
   September 17, 2019, the Court granted the Company's motion to dismiss plaintiffs' second amended complaint and dismissed the case in its entirety.
   Plaintiffs filed an appeal with the United States Court of Appeals for the
   Second Circuit.

   Regulatory and Litigation Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   ERISA, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Litigation Matters

     Atkins et. al. v. MetLife, Inc., et. al. (D.Nev., filed November 18, 2019)

        Plaintiffs filed this putative class action on behalf of all persons due benefits under group annuity contracts but who did not receive the entire amount to which they were entitled. Plaintiffs assert claims for breach of contract, breach of fiduciary duty, breach of implied covenant of good faith and fair dealing, unjust enrichment, and conversion based on allegations that the defendants failed to timely pay annuity benefits to certain group annuitants. Plaintiffs seek declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. Defendants intend to defend this action vigorously.

  Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2019         2018
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        38  $        42
    Premium tax offset currently available for
     paid assessments............................           39           43
                                                  ------------ ------------
     Total.......................................  $        77  $        85
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        53  $        57
                                                  ============ ============

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.7 billion and $3.6 billion at December 31, 2019 and 2018, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.6 billion at both December 31, 2019 and 2018.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $392 million, with a cumulative maximum of
$534 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million and $5 million at
December 31, 2019 and 2018, respectively, for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2019 and 2018 are summarized in the table below:

                                              Three Months Ended
                                 --------------------------------------------
                                 March 31, June 30, September 30, December 31,
                                 --------- -------- ------------- ------------
                                                 (In millions)
  2019
  Total revenues................ $  8,237  $  9,146   $  10,810     $  8,056
  Total expenses................ $  7,729  $  7,923   $   9,238     $  7,799
  Net income (loss)............. $    508  $  1,067   $   1,339     $    498
  Less: Net income (loss)
   attributable to
   noncontrolling interests..... $      1  $     --   $       1     $     (8)
  Net income (loss)
   attributable to Metropolitan
   Life Insurance Company....... $    507  $  1,067   $   1,338     $    506
  2018
  Total revenues................ $  8,446  $ 14,809   $   9,751     $  9,155
  Total expenses................ $  7,711  $ 13,709   $   8,847     $  7,585
  Net income (loss)............. $    672  $  1,007   $     816     $  1,641
  Less: Net income (loss)
   attributable to
   noncontrolling interests..... $      3  $      5   $       2     $     (4)
  Net income (loss)
   attributable to Metropolitan
   Life Insurance Company....... $    669  $  1,002   $     814     $  1,645

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.9 billion, $2.1 billion and $2.2 billion for the years ended December 31,
2019, 2018 and 2017, respectively. Total revenues received from affiliates related to these agreements were $29 million, $135 million and $234 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion and $1.4 billion for the years ended December 31,
2018 and 2017, respectively, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $250 million and $181 million at December 31, 2019 and 2018, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions. Also, see Note 5 for information related to the separation of
Brighthouse.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2019

                                 (In millions)

                                                          Estimated       Amount at
                                      Cost or             Fair            Which Shown on
                                   Amortized Cost (1)     Value         Balance Sheet
Types of Investments           ---------------------- ------------- ----------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency.... $               25,568      $ 29,248 $               29,248
Public utilities..............                  6,497         7,517                  7,517
Municipals....................                  6,419         7,856                  7,856
Foreign government............                  4,329         5,006                  5,006
All other corporate bonds.....                 73,628        80,409                 80,409
                               ---------------------- ------------- ----------------------
 Total bonds..................                116,441       130,036                130,036
Mortgage-backed and
 asset-backed securities......                 37,214        38,694                 38,694
Redeemable preferred stock....                    742           834                    834
                               ---------------------- ------------- ----------------------
 Total fixed maturity
   securities AFS.............                154,397       169,564                169,564
                               ---------------------- ------------- ----------------------
Mortgage loans................                 65,549                               65,549
Policy loans..................                  6,100                                6,100
Real estate and real estate
 joint ventures...............                  6,624                                6,624
Real estate acquired in
 satisfaction of debt.........                     35                                   35
Other limited partnership
 interests....................                  4,954                                4,954
Short-term investments........                  1,883                                1,883
Other invested assets.........                 16,979                               16,979
                               ----------------------               ----------------------
 Total investments............ $              256,521               $              271,688
                               ======================               ======================
--------

(1) Amortized cost for fixed maturity securities AFS and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2019 and 2018

                                 (In millions)

                                        Future Policy Benefits,
                                         Other Policy-Related
                                 DAC         Balances and       Policyholder  Policyholder
                                 and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment                          VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
-----------------------------  -------- ----------------------- ------------  ------------ ----------------- ------------
2019
U.S........................... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..............    3,048                  68,125       22,346           495               160          163
Corporate & Other.............       --                     244          (32)           --                --           --
                               -------- ----------------------- ------------  ------------ ----------------- ------------
 Total........................ $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                               ======== ======================= ============  ============ ================= ============
2018
U.S........................... $    403        $         67,770   $   67,233      $     --      $        137     $     26
MetLife Holdings..............    3,709                  65,730       23,423           494               159          167
Corporate & Other.............        5                     291           --            --                --           --
                               -------- ----------------------- ------------  ------------ ----------------- ------------
 Total........................ $  4,117        $        133,791   $   90,656      $    494      $        296     $    193
                               ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-127

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                  Policyholder    Amortization of
                                                                  Benefits and        DAC and
                                  Premiums and                     Claims and          VOBA
                                 Universal Life        Net      Interest Credited   Charged to
                               and Investment-Type  Investment   to Policyholder       Other          Other
Segment                        Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
-----------------------------  ------------------- -----------  ----------------- --------------- -------------
2019
U.S...........................  $          19,547  $     6,481   $       20,906    $         55    $    2,904
MetLife Holdings..............              4,097        4,579            5,769             184         1,900
Corporate & Other.............                  1          (87)              --              --           971
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          23,645  $    10,973   $       26,675    $        239    $    5,775
                               =================== ===========  ================= =============== =============
2018
U.S...........................  $          24,411  $     6,429   $       25,922    $         75    $    2,810
MetLife Holdings..............              4,306        4,653            5,649             395         2,079
Corporate & Other.............                 20         (163)               5              --           917
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          28,737  $    10,919   $       31,576    $        470    $    5,806
                               =================== ===========  ================= =============== =============
2017
U.S...........................  $          20,500  $     6,012   $       22,019    $         56    $    2,680
MetLife Holdings..............              4,643        4,758            6,004             185         2,293
Corporate & Other.............                  9         (257)               4              --         1,018
                               ------------------- -----------  ----------------- --------------- -------------
 Total........................  $          25,152  $    10,513   $       28,027    $        241    $    5,991
                               =================== ===========  ================= =============== =============
--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-128

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2019, 2018 and 2017

                             (Dollars in millions)

                                                                                        % Amount
                                                                                       Assumed
                                Gross Amount    Ceded        Assumed     Net Amount     to Net
                               ------------- ------------ ------------ ------------- -----------
2019
Life insurance in-force....... $   3,810,612 $    257,882 $    525,190 $   4,077,920        12.9%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      14,114 $        879 $        785 $      14,020         5.6%
Accident & health insurance...         7,690          128           26         7,588         0.3%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      21,804 $      1,007 $        811 $      21,608         3.8%
                               ============= ============ ============ =============
2018
Life insurance in-force....... $   3,736,612 $    260,086 $    453,560 $   3,930,086        11.5%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      19,673 $        894 $        725 $      19,504         3.7%
Accident & health insurance...         7,210          128           27         7,109         0.4%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      26,883 $      1,022 $        752 $      26,613         2.8%
                               ============= ============ ============ =============
2017
Life insurance in-force....... $   3,377,964 $    266,895 $    490,033 $   3,601,102        13.6%
                               ============= ============ ============ =============
Insurance premium
Life insurance (1)............ $      16,022 $      1,132 $      1,097 $      15,987         6.9%
Accident & health insurance...         7,040          121           19         6,938         0.3%
                               ------------- ------------ ------------ -------------
  Total insurance premium..... $      23,062 $      1,253 $      1,116 $      22,925         4.9%
                               ============= ============ ============ =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and
$1.3 billion, respectively, and life insurance premiums of $115 million and
$9 million, respectively. For the year ended December 31, 2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of
$117 million and $9 million, respectively. For the year ended December 31,
2017, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $16.2 billion and $1.3 billion, respectively, and life insurance premiums of $132 million and $122 million, respectively.

                                   MLIC-129

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                     [THIS PAGE INTENTIONALLY LEFT BLANK]

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Module

Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2019 and 2018 and for the Years Ended December 31, 2019,
2018 and 2017 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and stockholder of
Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of
Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31,
2019, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower
Life Insurance Company and subsidiaries as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the
Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

April 23, 2020

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2019 and 2018

                (In millions, except share and per share data)

                                                                                      2019        2018
                                                                                  ------------ ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $14,978 and $11,746, respectively)....................................... $     16,337 $   12,152
Mortgage loans (net of valuation allowances of $11 and $9, respectively).........        3,088      1,893
Policy loans.....................................................................        1,763      1,818
Real estate and real estate joint ventures.......................................          447        411
Other limited partnership interests..............................................          365        271
Short-term investments, at estimated fair value..................................           23         91
Annuities funding structured settlement claims...................................        5,484      5,464
Other invested assets (includes $157 and $176, respectively, of leveraged
  leases)........................................................................          456        477
                                                                                  ------------ ----------
   Total investments.............................................................       27,963     22,577
Cash and cash equivalents, principally at estimated fair value...................          672        458
Accrued investment income........................................................          169        149
Premiums, reinsurance and other receivables......................................        3,950      3,997
Deferred policy acquisition costs and value of business acquired.................          485        578
Current income tax recoverable...................................................           --          8
Other assets.....................................................................          183        164
Separate account assets..........................................................        3,671      2,557
                                                                                  ------------ ----------
   Total assets.................................................................. $     37,093 $   30,488
                                                                                  ============ ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $     13,405 $    8,695
Policyholder account balances....................................................        8,232      8,389
Other policy-related balances....................................................        5,867      5,783
Policyholder dividends payable...................................................          113         97
Payables for collateral under securities loaned and other transactions...........        1,020      1,063
Long-term debt...................................................................          105        105
Current income tax payable.......................................................           19         --
Deferred income tax liability....................................................          236        156
Other liabilities................................................................        1,112        988
Separate account liabilities.....................................................        3,671      2,557
                                                                                  ------------ ----------
   Total liabilities.............................................................       33,780     27,833
                                                                                  ------------ ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares
  issued and outstanding.........................................................            3          3
Additional paid-in capital.......................................................        1,822      1,822
Retained earnings................................................................          609        557
Accumulated other comprehensive income (loss)....................................          879        273
                                                                                  ------------ ----------
   Total stockholder's equity....................................................        3,313      2,655
                                                                                  ------------ ----------
   Total liabilities and stockholder's equity.................................... $     37,093 $   30,488
                                                                                  ============ ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-2

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                            2019        2018        2017
                                                         ----------  ----------  ----------
Revenues
Premiums................................................ $    5,124  $    1,730  $    1,227
Universal life and investment-type product policy fees..        190         147         142
Net investment income...................................      1,177       1,036       1,029
Other revenues..........................................         63          31          14
Net investment gains (losses)...........................        (24)        (18)        (10)
Net derivative gains (losses)...........................        (80)        115        (110)
                                                         ----------  ----------  ----------
   Total revenues.......................................      6,450       3,041       2,292
                                                         ----------  ----------  ----------
Expenses
Policyholder benefits and claims........................      5,704       2,245       1,626
Interest credited to policyholder account balances......        234         240         240
Policyholder dividends..................................        172         148         146
Other expenses..........................................        258         267         202
                                                         ----------  ----------  ----------
   Total expenses.......................................      6,368       2,900       2,214
                                                         ----------  ----------  ----------
   Income (loss) before provision for income tax........         82         141          78
Provision for income tax expense (benefit)..............         29          28        (202)
                                                         ----------  ----------  ----------
   Net income (loss).................................... $       53  $      113  $      280
                                                         ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                                     MTL-3

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                         2019       2018       2017
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $      53  $     113  $     280
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.........       768       (555)       275
Unrealized gains (losses) on derivatives.............................       (15)        82        (48)
Foreign currency translation adjustments.............................        14          2          1
Defined benefit plans adjustment.....................................        (1)         4         --
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), before income tax..............       766       (467)       228
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      (161)        97        (74)
                                                                      ---------  ---------  ---------
   Other comprehensive income (loss), net of income tax..............       605       (370)       154
                                                                      ---------  ---------  ---------
   Comprehensive income (loss)....................................... $     658  $    (257) $     434
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                                     MTL-4

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                          Accumulated
                                                    Additional               Other         Total
                                             Common  Paid-in   Retained  Comprehensive Stockholder's
                                             Stock   Capital   Earnings  Income (Loss)    Equity
                                             ------ ---------- --------  ------------- -------------
Balance at December 31, 2016................ $    3 $    1,822 $    461    $    383     $    2,669
Net income (loss)...........................                        280                        280
Other comprehensive income (loss), net of
  income tax................................                                    154            154
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2017................      3      1,822      741         537          3,103
Cumulative effects of changes in accounting
  principles, net of income tax.............                       (106)        106             --
                                             ------ ---------- --------    --------     ----------
Balance at January 1, 2018..................      3      1,822      635         643          3,103
Dividends paid to MetLife, Inc..............                       (191)                      (191)
Net income (loss)...........................                        113                        113
Other comprehensive income (loss), net of
  income tax................................                                   (370)          (370)
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2018................      3      1,822      557         273          2,655
Cumulative effects of changes in accounting
  principles, net of income tax.............                         (1)          1             --
                                             ------ ---------- --------    --------     ----------
Balance at January 1, 2019..................      3      1,822      556         274          2,655
Net income (loss)...........................                         53                         53
Other comprehensive income (loss), net of
  income tax................................                                    605            605
                                             ------ ---------- --------    --------     ----------
Balance at December 31, 2019................ $    3 $    1,822 $    609    $    879     $    3,313
                                             ====== ========== ========    ========     ==========
       See accompanying notes to the consolidated financial statements.

                                     MTL-5

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                                    2019     2018     2017
                                                                                  -------  -------  -------
Cash flows from operating activities
Net income (loss)................................................................ $    53  $   113  $   280
Adjustments to reconcile net income (loss) to net cash provided by (used in)
  operating activities:
Depreciation and amortization expenses...........................................      10       12       13
Amortization of premiums and accretion of discounts associated with investments,
  net............................................................................     (65)     (71)     (56)
(Gains) losses on investments, net...............................................      24       18       10
(Gains) losses on derivatives, net...............................................      91     (105)     129
(Income) loss from equity method investments, net of dividends or distributions..      14       (3)       1
Interest credited to policyholder account balances...............................     234      240      240
Universal life and investment-type product policy fees...........................    (190)    (147)    (142)
Change in accrued investment income..............................................     (22)     (11)      (6)
Change in premiums, reinsurance and other receivables............................      58       (5)    (108)
Change in deferred policy acquisition costs and value of business acquired, net..      39       44       (2)
Change in income tax.............................................................     (54)      50     (216)
Change in other assets...........................................................       9       42       (3)
Change in insurance-related liabilities and policy-related balances..............   4,014    1,276      856
Change in other liabilities......................................................     (37)      53       29
Other, net.......................................................................     (46)       5       (9)
                                                                                  -------  -------  -------
   Net cash provided by (used in) operating activities...........................   4,132    1,511    1,016
                                                                                  -------  -------  -------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale..................................   4,106    4,625    3,711
   Equity securities.............................................................       5        5        3
   Mortgage loans................................................................     174       94      146
   Real estate and real estate joint ventures....................................      10      101       --
   Other limited partnership interests...........................................      31       20       21
Purchases and originations of:
   Fixed maturity securities available-for-sale..................................  (6,509)  (5,240)  (4,330)
   Equity securities.............................................................      (2)      (4)      (2)
   Mortgage loans................................................................  (1,371)    (709)    (316)
   Real estate and real estate joint ventures....................................     (64)     (50)     (48)
   Other limited partnership interests...........................................    (132)     (81)     (39)
Cash received in connection with freestanding derivatives........................      22       66       54
Cash paid in connection with freestanding derivatives............................     (23)     (41)     (95)
Net change in policy loans.......................................................      55       96       23
Net change in short-term investments.............................................      63       33      181
Net change in other invested assets..............................................      (7)       9       (1)
Net change in property and equipment.............................................      --       --      (10)
Other, net.......................................................................       3       --       --
                                                                                  -------  -------  -------
   Net cash provided by (used in) investing activities........................... $(3,639) $(1,076) $  (702)
                                                                                  -------  -------  -------

       See accompanying notes to the consolidated financial statements.

                                     MTL-6

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2019, 2018 and 2017

                                 (In millions)

                                                                           2019      2018      2017
                                                                         --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits............................................................. $  3,205  $  1,370  $  2,112
   Withdrawals..........................................................   (3,441)   (1,657)   (2,362)
Net change in payables for collateral under securities loaned and other
  transactions..........................................................      (43)      144        95
Dividends paid to MetLife, Inc..........................................       --      (191)       --
Other, net..............................................................       --        --        (3)
                                                                         --------  --------  --------
   Net cash provided by (used in) financing activities..................     (279)     (334)     (158)
                                                                         --------  --------  --------
   Change in cash and cash equivalents..................................      214       101       156
Cash and cash equivalents, beginning of year............................      458       357       201
                                                                         --------  --------  --------
   Cash and cash equivalents, end of year............................... $    672  $    458  $    357
                                                                         ========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest............................................................. $      8  $      8  $      8
                                                                         ========  ========  ========
   Income tax........................................................... $     81  $    (24) $     20
                                                                         ========  ========  ========
Non-cash transactions
   Fixed maturity securities available-for-sale received in connection
     with pension risk transfer transactions............................ $    637  $     --  $     --
                                                                         ========  ========  ========
   Increase in real estate and real estate joint ventures due to the expiration of a leveraged lease where the underlying asset was
     real estate........................................................ $     --  $     --  $     73
                                                                         ========  ========  ========

       See accompanying notes to the consolidated financial statements.

                                     MTL-7

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries
(collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The
Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

   In April 2018, MTL re-domesticated from Delaware to Nebraska and merged with its affiliate, General American Life Insurance Company ("GALIC"). The surviving entity of the merger was MTL. See Note 2 for further information on the merger transaction.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of
  MTL and its subsidiaries, as well as partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   .   assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investment objectives are directed by the contractholder; and

   .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

                                     MTL-8

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated
  Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   3
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            4
-------------------------------------------------------------------------------
Reinsurance                                                                 5
-------------------------------------------------------------------------------
Investments                                                                 6
-------------------------------------------------------------------------------
Derivatives                                                                 7
-------------------------------------------------------------------------------
Fair Value                                                                  8
-------------------------------------------------------------------------------
Income Tax                                                                  12
-------------------------------------------------------------------------------
Litigation Contingencies                                                    13

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended

                                     MTL-9

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   to estimate the experience for the period the policy benefits are payable.
   Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments.
   The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 3, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line.
   The methods used to determine these estimates are continually reviewed.
   Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

                                    MTL-10

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

                                    MTL-11

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     DAC and VOBA are amortized as follows:

                                        In proportion to the following over
 Products:                                estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .   Nonparticipating and               Actual and expected future gross
     non-dividend-paying traditional    premiums.
     contracts:
    .   Term insurance
    .   Nonparticipating whole life
        insurance
 -----------------------------------------------------------------------------
 .   Participating, dividend-paying     Actual and expected future gross
     traditional contracts              margins.
 -----------------------------------------------------------------------------
 .   Fixed and variable universal life  Actual and expected future gross
     contracts                          profits.
 .   Fixed and variable deferred
     annuity contracts
 -----------------------------------------------------------------------------

     See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed)
  premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

                                    MTL-12

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded.
  Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

      The Company's fixed maturity securities are classified as
   available-for-sale ("AFS") and are reported at their estimated fair value.
   Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities ("ABS") considers the estimated timing and amount of prepayments of the underlying loans. See Note 6 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

                                    MTL-13

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
   Temporarily Impaired Fixed Maturity Securities AFS."

      For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains
   (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value.
   If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

      Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                                    MTL-14

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting or the fair value option for real estate joint ventures and other limited partnership interests
   ("investee") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .   Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   .   Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

                                    MTL-15

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .   Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   .   Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .   Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
       (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .   Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee.
   The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains
   (losses).

                                    MTL-16

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability--in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

   .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

                                    MTL-17

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .   the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .   the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .   a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes
  (and the benefits of tax attributes such as losses) are allocated to MTL and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife,
  Inc. has elected the "percentage

                                    MTL-18

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses)
  which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

   .   future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                                    MTL-19

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     On December 22, 2017, President Trump signed into law H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 12 for additional information on U.S. Tax Reform and related Staff
  Accounting Bulletin 118 ("SAB 118") provisional amounts.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the
  Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $106 million at both December 31, 2019 and
   2018. Accumulated depreciation was $92 million and $88 million at
   December 31, 2019 and 2018, respectively. Related depreciation expense was
   $4 million, $3 million and $3 million for the years ended December 31, 2019,
   2018 and 2017, respectively. As of December 31, 2019, total minimum rental payments to be received in the future under non-cancelable leases was
   $9 million, $10 million, $2 million, $2 million, $2 million and $2 million for the years ended December 31, 2020, 2021, 2022, 2023, 2024 and years thereafter, respectively. See Note 14 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, rental income with affiliates and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of Directors.
   The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

                                    MTL-20

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored by affiliates of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from affiliates.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses)
   in the period in which they occur.

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards updates ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

     Except as noted below, the ASUs adopted by the Company effective
  January 1, 2019 did not have a material impact on its consolidated financial statements or disclosures.

                                      Effective Date and   Impact on Financial
     Standard          Description    Method of Adoption       Statements
-------------------------------------------------------------------------------
ASU 2017-12,         The new          January 1, 2019.     The adoption of the
Derivatives and      guidance         The Company adopted  guidance did not
Hedging              simplifies the   using a modified     have a material
(Topic 815):         application of   retrospective        impact on the
Targeted             hedge            approach.            Company's financial
Improvements to      accounting in                         statements other
Accounting for       certain                               than expanded
Hedging Activities,  situations and                        disclosures within
as clarified and     amends the                            Note 7.
amended by ASU       hedge
2019-04,             accounting
Codification         model to enable
Improvements to      entities to
Topic 326,           better portray
Financial            the economics
Instruments--Credit  of their risk
Losses, Topic 815,   management
Derivatives and      activities in
Hedging, and Topic   their financial
825, Financial       statements.
Instruments

Future Adoption of New Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet

                                    MTL-21

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

adopted as of December 31, 2019 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2020-04,       The new guidance   March 12, 2020      The new guidance
  Reference Rate     provides optional  through             will reduce the
  Reform (Topic      expedients and     December 31, 2022.  operational and
  848):              exceptions for                         financial impacts
  Facilitation of    applying GAAP to                       of contract
  the Effects of     contracts,                             modifications
  Reference Rate     hedging                                that replace a
  Reform on          relationships and                      reference rate,
  Financial          other                                  such as London
  Reporting          transactions                           Interbank Offered
                     affected by                            Rate, affected by
                     reference rate                         reference rate
                     reform if certain                      reform. The
                     criteria are met.                      Company is
                     The expedients                         currently
                     and exceptions                         evaluating the
                     provided by the                        impact of the new
                     amendments do not                      guidance.
                     apply to contract
                     modifications
                     made and hedging
                     relationships
                     entered into or
                     evaluated after
                     December 31,
                     2022, with
                     certain
                     exceptions.
  ----------------------------------------------------------------------------
  ASU 2019-12,       The new guidance   January 1, 2021.    The Company has
  Income Taxes       simplifies the     The new guidance    started its
  (Topic 740):       accounting for     should be applied   implementation
  Simplifying the    income taxes by    either on a         efforts and is
  Accounting for     removing certain   retrospective,      currently
  Income Taxes       exceptions to the  modified            evaluating the
                     tax accounting     retrospective or    impact of the new
                     guidance and       prospective basis   guidance on its
                     providing          based on what       consolidated
                     clarification to   items the           financial
                     other specific     amendments          statements.
                     tax accounting     relates to. Early
                     guidance to        adoption is
                     eliminate          permitted.
                     variations in
                     practice.
                     Specifically, it
                     removes the
                     exceptions
                     related to the a)
                     incremental
                     approach for
                     intraperiod tax
                     allocation when
                     there is a loss
                     from continuing
                     operations and
                     income or a gain
                     from other items,
                     b) recognition of
                     a deferred tax
                     liability when
                     foreign
                     investment
                     ownership changes
                     from equity
                     method investment
                     to consolidated
                     subsidiary and
                     vice versa and c)
                     use of interim
                     period tax
                     accounting for
                     year-to-date
                     losses that
                     exceed
                     anticipated
                     losses. The
                     guidance also
                     simplifies the
                     application of
                     the income tax
                     guidance for
                     franchise taxes
                     that are
                     partially based
                     on income and the
                     accounting for
                     tax law changes
                     during interim
                     periods,
                     clarifies the
                     accounting for
                     transactions that
                     result in a
                     step-up in tax
                     basis of
                     goodwill,
                     provides for the
                     option to elect
                     allocation of
                     consolidated
                     income taxes to
                     entities
                     disregarded by
                     taxing
                     authorities for
                     their stand-alone
                     reporting, and
                     requires that an
                     entity reflect
                     the effect of an
                     enacted change in
                     tax laws or rates
                     in the annual
                     effective tax
                     rate computation
                     in the interim
                     period that
                     includes the
                     enactment date.
  ----------------------------------------------------------------------------

                                    MTL-22

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2018-13, Fair  The new guidance   January 1, 2020.    As of
  Value Measurement  modifies the       Amendments          December 31,
  (Topic 820):       disclosure         related to          2018, the Company
  Disclosure         requirements on    changes in          early adopted the
  Framework --       fair value by      unrealized gains    provisions of the
  Changes to the     removing some      and losses, the     guidance that
  Disclosure         requirements,      range and           removed the
  Requirements for   modifying others,  weighted average    requirements
  Fair Value         adding changes in  of significant      relating to
  Measurement        unrealized gains   unobservable        transfers between
                     and losses         inputs used to      fair value
                     included in OCI    develop Level 3     hierarchy levels
                     for recurring      fair value          and certain
                     Level 3 fair       measurements, and   disclosures about
                     value              the narrative       valuation
                     measurements, and  description of      processes for
                     under certain      measurement         Level 3 fair
                     circumstances,     uncertainty         value
                     providing the      should be applied   measurements. The
                     option to          prospectively.      Company will
                     disclose certain   All other           adopt the
                     other              amendments should   remainder of the
                     quantitative       be applied          new guidance at
                     information with   retrospectively.    the effective
                     respect to                             date. The new
                     significant                            guidance will not
                     unobservable                           have a material
                     inputs in lieu of                      impact on the
                     a weighted                             Company's
                     average.                               consolidated
                                                            financial
                                                            statements.
  ----------------------------------------------------------------------------
  ASU 2018-12,       The new guidance   January 1, 2022,    The Company has
  Financial          (i) prescribes     to be applied       started its
  Services --        the discount rate  retrospectively     implementation
  Insurance (Topic   to be used in      to January 1,       efforts and is
  944): Targeted     measuring the      2020 (with early    currently
  Improvements to    liability for      adoption            evaluating the
  the Accounting     future policy      permitted).         impact of the new
  for Long-Duration  benefits for                           guidance. Given
  Contracts, as      traditional and                        the nature and
  amended by ASU     limited payment                        extent of the
  2019-09,           long-duration                          required changes
  Financial          contracts, and                         to a significant
  Services --        requires                               portion of the
  Insurance (Topic   assumptions for                        Company's
  944): Effective    those liability                        operations, the
  Date               valuations to be                       adoption of this
                     updated after                          guidance is
                     contract                               expected to have
                     inception,                             a material impact
                     (ii) requires                          on the Company's
                     more market-based                      consolidated
                     product                                financial
                     guarantees on                          statements.
                     certain separate
                     account and other
                     account balance
                     long-duration
                     contracts to be
                     accounted for at
                     fair value,
                     (iii) simplifies
                     the amortization
                     of DAC for
                     virtually all
                     long-duration
                     contracts, and
                     (iv) introduces
                     certain financial
                     statement
                     presentation
                     requirements, as
                     well as
                     significant
                     additional
                     quantitative and
                     qualitative
                     disclosures. The
                     amendments in ASU
                     2019-09 defer the
                     effective date of
                     the amendments in
                     update 2018-12
                     for all entities.
  ----------------------------------------------------------------------------

                                    MTL-23

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

                                        Effective Date and Impact on Financial
      Standard          Description     Method of Adoption     Statements
  ----------------------------------------------------------------------------
  ASU 2016-13,       This new guidance  January 1, 2020,    The Company has
  Financial          requires an        to be applied on    finalized the
  Instruments --     allowance for      a modified          development of
  Credit Losses      credit losses      retrospective       the credit loss
  (Topic 326):       based on the       basis, which        models for its
  Measurement of     expectation of     requires            financing
  Credit Losses on   lifetime credit    transition          receivables
  Financial          losses on          adjustments to be   carried at
  Instruments, as    financing          recorded as a       amortized cost.
  clarified and      receivables        cumulative effect   The development
  amended by ASU     carried at         adjustment to       of these credit
  2018-19,           amortized cost,    retained earnings.  loss models
  Codification       including, but                         included data
  Improvements to    not limited to,                        input
  Topic 326,         mortgage loans,                        validations,
  Financial          premium                                updates to
  Instruments --     receivables,                           information
  Credit Losses,     reinsurance                            systems and
  ASU 2019-04,       receivables and                        enhanced policies
  Codification       leases other than                      and controls. At
  Improvements to    operating leases.                      December 31,
  Topic 326,         The current model                      2019, the
  Financial          for OTTI on AFS                        allowance for
  Instruments --     debt securities                        credit losses was
  Credit Losses,     has been modified                      approximately
  Topic 815,         and requires the                       0.25% of the
  Derivatives and    recording of an                        amortized cost of
  Hedging, and       allowance for                          financing
  Topic 825,         credit losses                          receivables in
  Financial          instead of a                           scope. The
  Instruments, ASU   reduction of the                       Company estimates
  2019-05,           carrying value.                        that upon
  Financial          Any improvements                       adoption, the
  Instruments --     in expected                            allowance for
  Credit Losses      future cash flows                      credit losses
  (Topic 326):       will no longer be                      will be less than
  Targeted           reflected as a                         1.00% of the
  Transition         prospective yield                      amortized cost of
  Relief, and ASU    adjustment, but                        financing
  2019-11,           instead will be                        receivables in
  Codification       reflected as a                         scope. The
  Improvements to    reduction in the                       increase in the
  Topic 326,         allowance. The                         allowance for
  Financial          new guidance also                      credit losses
  Instruments --     replaces the                           primarily relates
  Credit Losses      model for                              to the Company's
                     purchased credit                       leveraged lease
                     impaired debt                          portfolio.
                     securities and
                     financing
                     receivables and
                     requires the
                     establishment of
                     an allowance for
                     credit losses at
                     acquisition,
                     which is added to
                     the purchase
                     price to
                     establish the
                     initial amortized
                     cost of the
                     instrument.
                     The new guidance
                     also requires
                     enhanced
                     disclosures.
  ----------------------------------------------------------------------------

2. Merger

   In April 2018, MTL merged with its affiliate, GALIC, a wholly-owned subsidiary of MetLife, Inc. and a U.S. life insurance company (the "Merger").
The surviving entity of the Merger was MTL, which re-domesticated from Delaware to Nebraska immediately prior to the Merger. The Merger represents a transaction among entities under common control and was accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes were presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods were retrospectively adjusted.

                                    MTL-24

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 11%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 3% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health insurance           The net level premium method and
                                        assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

   Participating business represented 32% and 33% of the Company's life insurance in-force at December 31, 2019 and 2018. Participating policies represented 94% of gross traditional life insurance premiums for each of the years ended December 31, 2019, 2018 and 2017.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 7%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization.
Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the
Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MTL-25

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                            Annuity
                                           Contracts   Universal Life Contracts
                                         ------------- -----------------------
                                          Guaranteed
                                         Annuitization Secondary     Paid-Up
                                           Benefits    Guarantees   Guarantees  Total
                                         ------------- ----------   ----------  -----
                                                       (In millions)
Direct:
Balance at January 1, 2017..............    $    6      $    100       $229     $335
Incurred guaranteed benefits............        --            13         10       23
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............         6           113        239      358
Incurred guaranteed benefits............        --            15          6       21
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............         6           128        245      379
Incurred guaranteed benefits............        --            43         38       81
Paid guaranteed benefits................        --            (5)       (22)     (27)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $    6      $    166       $261     $433
                                            ======      ========       ====     ====
Ceded:
Balance at January 1, 2017..............    $   --      $     98       $161     $259
Incurred guaranteed benefits............        --            15          6       21
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............        --           113        167      280
Incurred guaranteed benefits............        --            15          4       19
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............        --           128        171      299
Incurred guaranteed benefits............        --            43         32       75
Paid guaranteed benefits................        --            (5)       (16)     (21)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $   --      $    166       $187     $353
                                            ======      ========       ====     ====
Net:
Balance at January 1, 2017..............    $    6      $      2       $ 68     $ 76
Incurred guaranteed benefits............        --            (2)         4        2
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2017............         6            --         72       78
Incurred guaranteed benefits............        --            --          2        2
Paid guaranteed benefits................        --            --         --       --
                                            ------      --------       ----     ----
Balance at December 31, 2018............         6            --         74       80
Incurred guaranteed benefits............        --            --          6        6
Paid guaranteed benefits................        --            --         (6)      (6)
                                            ------      --------       ----     ----
Balance at December 31, 2019............    $    6      $     --       $ 74     $ 80
                                            ======      ========       ====     ====

                                    MTL-26

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                December 31,
                                                             ---------------------
                                                               2019       2018
                                                             ---------  ---------
                                                                     At
                                                                Annuitization
                                                             ---------------------
                                                             (Dollars in millions)
Annuity Contracts:
Total account value (1), (2)................................ $     247  $     255
Net amount at risk (3)...................................... $      45  $      46
Average attained age of contractholders.....................  69 years   68 years

                                                                December 31, 2019       December 31, 2018
                                                             ----------------------- -----------------------
                                                             Secondary    Paid-Up    Secondary    Paid-Up
                                                             Guarantees  Guarantees  Guarantees  Guarantees
                                                             ----------- ----------- ----------- -----------
                                                                          (Dollars in millions)
Universal Life Contracts:
Total account value (2)..................................... $     1,729 $     2,041 $     1,731 $     2,133
Net amount at risk (4)...................................... $    10,450 $     8,615 $    10,855 $     9,249
Average attained age of policyholders.......................    69 years    65 years    68 years    64 years

--------
(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(4)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2019    2018
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    26 $    20
                        Balanced........       4       2
                        Bond............       3       3
                                         ------- -------
                           Total........ $    33 $    25
                                         ======= =======

                                    MTL-27

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The
Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

   See Note 6 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   MTL is a member of regional FHLBs. Holdings of common stock of regional
FHLBs, included in other invested assets, were as follows at:

                                                                December 31,
                                                               ---------------
                                                                2019    2018
                                                               ------- -------
                                                                (In millions)
  FHLB of Des Moines.......................................... $     4 $    17
  FHLB of Pittsburgh.......................................... $    35 $    19

   The Company has also entered into funding agreements with regional FHLBs.
The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                 Liability      Collateral (2)
                                                             ----------------- -----------------
                                                                        December 31,
                                                             -----------------------------------
                                                               2019     2018     2019     2018
                                                             -------- -------- -------- --------
                                                                        (In millions)
FHLB of Des Moines (1)...................................... $    100 $    425 $    141 $    518
FHLB of Pittsburgh (1)...................................... $    775 $    450 $    895 $    589

--------
(1)Represents funding agreements issued to the applicable regional FHLB in exchange for cash and for which such regional FHLB has been granted a lien on certain assets, some of which are in the custody of such regional FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such regional FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable regional FHLB's recovery on the collateral is limited to the amount of the Company's liability to such regional FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

                                    MTL-28

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2019        2018        2017
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      295  $      267  $      279
   Less: Reinsurance recoverables..............................        166         157         174
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        129         110         105
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        373         423         307
   Prior years (1).............................................         35          30          35
                                                                ----------  ----------  ----------
       Total incurred..........................................        408         453         342
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (343)       (403)       (300)
   Prior years.................................................        (36)        (31)        (37)
                                                                ----------  ----------  ----------
       Total paid..............................................       (379)       (434)       (337)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        158         129         110
   Add: Reinsurance recoverables...............................        185         166         157
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      343  $      295  $      267
                                                                ==========  ==========  ==========
--------
(1)For the years ended December 31, 2019, 2018 and 2017, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $3.4 billion and $2.4 billion at
December 31, 2019 and 2018, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $310 million and $193 million at December 31, 2019 and 2018, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.40% and 5.27% at December 31, 2019 and 2018, respectively.

   For the years ended December 31, 2019, 2018 and 2017, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

                                    MTL-29

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously

                                    MTL-30

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.
Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                                    MTL-31

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

   Information regarding DAC and VOBA was as follows:

                                                        Years Ended December 31,
                                                   ----------------------------------
                                                      2019        2018        2017
                                                   ----------  ----------  ----------
                                                              (In millions)
DAC:
Balance at January 1,............................. $      538  $      543  $      553
Capitalizations...................................         39          44          81
Amortization related to:
Net investment gains (losses) and net derivative
  gains (losses)..................................          1          (2)          3
Other expenses....................................        (78)        (80)        (83)
                                                   ----------  ----------  ----------
   Total amortization.............................        (77)        (82)        (80)
                                                   ----------  ----------  ----------
Unrealized investment gains (losses)..............        (54)         33         (11)
                                                   ----------  ----------  ----------
Balance at December 31,...........................        446         538         543
                                                   ----------  ----------  ----------
VOBA:
Balance at January 1,.............................         40          39          42
Amortization related to other expenses............         --          (4)         (2)
Unrealized investment gains (losses)..............         (1)          5          (1)
                                                   ----------  ----------  ----------
Balance at December 31,...........................         39          40          39
                                                   ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,........................... $      485  $      578  $      582
                                                   ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                                      VOBA
                                                                  -------------
                                                                  (In millions)
 2020............................................................   $      4
 2021............................................................   $      4
 2022............................................................   $      4
 2023............................................................   $      4
 2024............................................................   $      5

5. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The
Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

                                    MTL-32

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2019 and 2018, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms for collateral, including secured trusts and funds withheld accounts. The Company had $926 million and $594 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2019 and 2018, respectively.

   At December 31, 2019, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.5 billion, or 93%, were with the
Company's five largest unaffiliated ceded reinsurers, including $653 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2018, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the
Company's five largest unaffiliated ceded reinsurers, including $301 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

                                    MTL-33

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2019       2018       2017
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   4,675  $   1,266  $     741
  Reinsurance assumed.......................       708        732        755
  Reinsurance ceded.........................      (259)      (268)      (269)
                                             ---------  ---------  ---------
     Net premiums........................... $   5,124  $   1,730  $   1,227
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     437  $     458  $     465
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (247)      (311)      (323)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     190  $     147  $     142
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   5,613  $   2,181  $   1,608
  Reinsurance assumed.......................       564        599        606
  Reinsurance ceded.........................      (473)      (535)      (588)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   5,704  $   2,245  $   1,626
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     339  $     341  $     343
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (105)      (101)      (103)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     234  $     240  $     240
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     158  $     182  $      74
  Reinsurance assumed.......................       133        131        128
  Reinsurance ceded.........................       (33)       (46)        --
                                             ---------  ---------  ---------
     Net other expenses..................... $     258  $     267  $     202
                                             =========  =========  =========

                                    MTL-34

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2019                            2018
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $    31 $  137  $3,782  $ 3,950 $    22 $  144  $3,831  $ 3,997
Deferred policy acquisition
  costs and value of business
  acquired....................     182    387     (84)     485     179    482     (83)     578
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   213 $  524  $3,698  $ 4,435 $   201 $  626  $3,748  $ 4,575
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $10,933 $2,472  $   --  $13,405 $ 6,489 $2,206  $   --  $ 8,695
Other policy-related
  balances....................   5,784     74       9    5,867   5,686     76      21    5,783
Other liabilities.............     353     53     706    1,112     283     46     659      988
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $17,070 $2,599  $  715  $20,384 $12,458 $2,328  $  680  $15,466
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$953 million and $980 million at December 31, 2019 and 2018, respectively. The deposit liabilities on reinsurance were $2 million at both December 31, 2019 and 2018.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company and MetLife
Insurance K.K., each of which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc. which was a related party through June 2018. The
Company entered into reinsurance transactions with Brighthouse Life Insurance
Company in the normal course of business and such transactions will continue based upon business needs.

                                    MTL-35

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2019      2018      2017
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Reinsurance assumed............................................ $    111  $    314  $    542
Reinsurance ceded..............................................       (3)       (9)      (17)
                                                                --------  --------  --------
   Net premiums................................................ $    108  $    305  $    525
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................       (1)      (45)      (99)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $     (1) $    (45) $    (99)
                                                                ========  ========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $     97  $    255  $    430
Reinsurance ceded..............................................       (4)      (18)      (44)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $     93  $    237  $    386
                                                                ========  ========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (30)      (65)     (103)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $    (30) $    (65) $   (103)
                                                                ========  ========  ========
Other expenses
Reinsurance assumed............................................ $     15  $     65  $     96
Reinsurance ceded..............................................       --       (18)       (9)
                                                                --------  --------  --------
   Net other expenses.......................................... $     15  $     47  $     87
                                                                ========  ========  ========

                                    MTL-36

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       ---------------------------------------
                                                              2019                2018
                                                       ------------------- -------------------
                                                       Assumed    Ceded    Assumed    Ceded
                                                       -------- ---------- -------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     31 $    1,009 $     31 $    1,047
Deferred policy acquisition costs and value of
  business acquired...................................      100         --      111         --
                                                       -------- ---------- -------- ----------
   Total assets....................................... $    131 $    1,009 $    142 $    1,047
                                                       ======== ========== ======== ==========
Liabilities
Future policy benefits................................ $    536 $       -- $    463 $       --
Other policy-related balances.........................        7         --        6         --
Other liabilities.....................................        9         --        7         --
                                                       -------- ---------- -------- ----------
   Total liabilities.................................. $    552 $       -- $    476 $       --
                                                       ======== ========== ======== ==========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.0 billion of unsecured affiliated reinsurance recoverable balances at both December 31, 2019 and 2018.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $951 million and $978 million at December 31, 2019 and 2018, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2019 and 2018.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                                    MTL-37

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS")
  primarily includes securities collateralized by commercial mortgage loans.
  RMBS, CMBS and ABS are collectively, "Structured Products."

                                     December 31, 2019                              December 31, 2018
                      ----------------------------------------------- ----------------------------------------------
                                     Gross Unrealized                                Gross Unrealized
                                --------------------------  Estimated           -------------------------  Estimated
                      Amortized        Temporary    OTTI      Fair    Amortized       Temporary    OTTI      Fair
                        Cost    Gains   Losses   Losses (1)   Value     Cost    Gains  Losses   Losses (1)   Value
                      --------- ------ --------- ---------- --------- --------- ----- --------- ---------- ---------
                                                              (In millions)
U.S. corporate....... $  4,881  $  499   $   5     $  --    $  5,375   $ 4,148  $192   $  102     $  --    $  4,238
Foreign corporate....    2,883     271      34        --       3,120     2,184   102      116        --       2,170
U.S. government and
  agency.............    1,866     230       8        --       2,088     1,214   167        5        --       1,376
RMBS.................    1,756      79       4        (1)      1,832     1,388    39       13        (1)      1,415
Foreign government...    1,424     256      10        --       1,670     1,228   162       45        --       1,345
CMBS.................    1,018      33       2        --       1,049       799     4        9        --         794
ABS..................      818       5       6        --         817       558     2        7        --         553
Municipals...........      332      56       2        --         386       227    36        2        --         261
                      --------  ------   -----     -----    --------   -------  ----   ------     -----    --------
   Total fixed
     maturity
     securities AFS.. $ 14,978  $1,429   $  71     $  (1)   $ 16,337   $11,746  $704   $  299     $  (1)   $ 12,152
                      ========  ======   =====     =====    ========   =======  ====   ======     =====    ========
--------
(1)Noncredit OTTI losses included in accumulated other comprehensive income
   ("AOCI") in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

     Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market.

                                    MTL-38

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other
  Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

     The amortized cost and estimated fair value of fixed maturity securities
  AFS, by contractual maturity date, were as follows at December 31, 2019:

                                                                    Due After Five
                                                      Due After One     Years                                Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                                         Year or Less  Five Years       Years          Years      Products  Securities AFS
                                         ------------ ------------- -------------- ------------- ---------- --------------
                                                                           (In millions)
Amortized cost..........................   $    628    $    1,929     $    3,443    $    5,386   $    3,592  $    14,978
Estimated fair value....................   $    635    $    2,033     $    3,753    $    6,218   $    3,698  $    16,337

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                        December 31, 2019                           December 31, 2018
                            ------------------------------------------ -------------------------------------------
                                                  Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                            --------------------- -------------------- --------------------- ---------------------
                                         Gross    Estimated   Gross                 Gross                 Gross
                            Estimated  Unrealized   Fair    Unrealized Estimated  Unrealized Estimated  Unrealized
                            Fair Value   Losses     Value     Losses   Fair Value   Losses   Fair Value   Losses
                            ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
                                                            (Dollars in millions)
U.S. corporate.............  $    238    $   2     $   55     $   3     $  1,729    $   76    $    301    $   26
Foreign corporate..........       181        3        344        31        1,010        63         314        53
U.S. government and
  agency...................       926        8         --        --          326         1         117         4
RMBS.......................       263        3         12        --          350         4         276         8
Foreign government.........       104        1        108         9          329        19         138        26
CMBS.......................       318        2         29        --          406         8          29         1
ABS........................       188        2        255         4          394         6          35         1
Municipals.................        79        2         --        --           31         1          11         1
                             --------    -----     ------     -----     --------    ------    --------    ------
   Total fixed maturity
     securities AFS........  $  2,297    $  23     $  803     $  47     $  4,575    $  178    $  1,221    $  120
                             ========    =====     ======     =====     ========    ======    ========    ======
Total number of securities
  in an unrealized loss
  position.................       401                 257                  1,351                   305
                             ========              ======               ========              ========

                                    MTL-39

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating
  Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the
   Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Products, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements;
       the security's position within the capital structure of the issuer;
       possible corporate restructurings or asset sales by the issuer; and
       changes to the rating of the security or the issuer by rating agencies.

   .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
       the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   .   When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management

                                    MTL-40

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

       considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an
   OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a security, the
   Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the
   Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2019. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

      Gross unrealized losses on fixed maturity securities AFS decreased
   $228 million for the year ended December 31, 2019 to $70 million. The decrease in gross unrealized losses for the year ended December 31, 2019 was primarily attributable to decreases in interest rates, narrowing credit spreads and, to a lesser extent, foreign currency exchange rate movements.

      At December 31, 2019, $2 million of the total $70 million of gross unrealized losses were from 7 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $2 million, more than $1 million, or 85%, were related to gross unrealized losses on 4 investment grade fixed maturity securities AFS.
   Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

                                    MTL-41

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                  December 31,
                                  --------------------------------------------
                                           2019                   2018
                                  ---------------------  ---------------------
                                   Carrying     % of      Carrying     % of
                                    Value       Total      Value       Total
                                  ----------  ---------  ----------  ---------
                                              (Dollars in millions)
 Mortgage loans:
 Commercial...................... $    1,663       53.9% $    1,350       71.3%
 Agricultural....................        759       24.6         552       29.2
 Residential.....................        677       21.9          --         --
                                  ----------  ---------  ----------  ---------
    Total recorded investment....      3,099      100.4       1,902      100.5
 Valuation allowances............        (11)      (0.4)         (9)      (0.5)
                                  ----------  ---------  ----------  ---------
    Total mortgage loans, net.... $    3,088      100.0% $    1,893      100.0%
                                  ==========  =========  ==========  =========

     The amount of net premium (discount), included within total recorded investment was $15 million, primarily residential, and ($3) million, primarily commercial, for the years ended December 31, 2019 and 2018, respectively.

     Purchases of mortgage loans, primarily residential, were $705 million for the year ended December 31, 2019 and $5 million of commercial mortgage loans for the year ended December 31, 2018.

     The Company purchases unaffiliated mortgage loans under master participation agreements, from affiliates, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased from affiliates for the years ended December 31, 2019, 2018 and 2017 were
  $565 million, $576 million and $334 million, respectively. In connection with the mortgage loan participations, the affiliates collected mortgage loan principal and interest payments on the Company's behalf and the affiliates remitted such payments to the Company in the amount of $224 million,
  $125 million and $128 million for the years ended December 31, 2019, 2018 and
  2017, respectively.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

      The Company had one impaired agricultural mortgage loan, with no individually evaluated specific reserves, with an unpaid principal balance and recorded investment of $5 million for the year ended December 31, 2019.
   The average recorded investment of the impaired loan was $1 million for the year ended December 31, 2019. The Company had no impaired agricultural mortgage loans for the year ended December 31, 2018. The Company had no impaired commercial or residential mortgage loans for the years ended
   December 31, 2019 and 2018.

                                    MTL-42

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Valuation Allowance Rollforward by Portfolio Segment

      The changes in the valuation allowance, by portfolio segment, were as follows:

                                         Commercial Agricultural Total
                                         ---------- ------------ ------
                                                 (In millions)
         Balance at January 1, 2017.....   $    5     $    --    $    5
         Provision (release)............        1          --         1
                                           ------     -------    ------
         Balance at December 31, 2017...        6          --         6
         Provision (release)............        1           2         3
                                           ------     -------    ------
         Balance at December 31, 2018...        7           2         9
         Provision (release)............        2          --         2
                                           ------     -------    ------
         Balance at December 31, 2019...   $    9     $     2    $   11
                                           ======     =======    ======

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price.
   A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and

                                    MTL-43

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above.
   Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

   Residential Mortgage Loan Portfolio Segment

      The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the
   Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

      For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. At
   December 31, 2019 all residential mortgage loans were performing. The
   Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                                    MTL-44

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                           -----------------------------------------------
                           Debt Service Coverage Ratios
                           --------------------------
                                        1.00x -
                             1.20x      1.20x  < 1.00x   Total    % of Total
                           ----------   ------- ------- ---------- ----------
                                   (Dollars in millions)
    December 31, 2019
    Loan-to-value ratios:
    Less than 65%......... $    1,392   $    40 $    28 $    1,460      87.8%
    65% to 75%............        141         7      11        159       9.6
    76% to 80%............         35        --      --         35       2.1
    Greater than 80%......         --         9      --          9       0.5
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,568   $    56 $    39 $    1,663     100.0%
                           ==========   ======= ======= ========== =========
    December 31, 2018
    Loan-to-value ratios:
    Less than 65%......... $    1,140   $    35 $    14 $    1,189      88.1%
    65% to 75%............        125        --       2        127       9.4
    76% to 80%............         25        --      --         25       1.8
    Greater than 80%......         --         9      --          9       0.7
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,290   $    44 $    16 $    1,350     100.0%
                           ==========   ======= ======= ========== =========

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                              ------------------------------------------
                                      2019                  2018
                              --------------------  --------------------
                               Recorded              Recorded
                              Investment % of Total Investment % of Total
                              ---------- ---------- ---------- ----------
                                         (Dollars in millions)
       Loan-to-value ratios:
       Less than 65%.........  $    656       86.4%  $    446       80.8%
       65% to 75%............       103       13.6        106       19.2
                               --------   --------   --------  ---------
          Total..............  $    759      100.0%  $    552      100.0%
                               ========   ========   ========  =========

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at both
  December 31, 2019 and 2018. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans --
  90 days. The Company had one agricultural mortgage loan past due and still accruing interest with recorded investment of $5 million at December 31, 2019 and none at December 31, 2018. At December 31, 2019 and December 31, 2018 the
  Company had one

                                    MTL-45

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  commercial mortgage loan in nonaccrual status with recorded investment of
  $9 million and none past due. The Company had no residential mortgage loans past due or in nonaccrual at December 31, 2019.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings.
  Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2019 and 2018.

Real Estate and Real Estate Joint Ventures

   The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, are as follows at and for the periods indicated:

                                                               December 31,    Years Ended December 31,
                                                             ----------------- ------------------------
                                                               2019     2018     2019    2018     2017
                                                             -------- -------- -------  ------- -------
                                                              Carrying Value            Income
                                                             ----------------- ------------------------
                                                                            (In millions)
Leased real estate investments.............................. $    235 $    241 $    20  $    22 $    26
Real estate joint ventures..................................      212      170      (1)       5      (1)
                                                             -------- -------- -------  ------- -------
   Total real estate and real estate joint ventures......... $    447 $    411 $    19  $    27 $    25
                                                             ======== ======== =======  ======= =======

   Depreciation expense on real estate investments was $6 million, $7 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively. Real estate investments were net of accumulated depreciation of
$61 million and $55 million at December 31, 2019 and 2018, respectively.

Leases

  Leased Real Estate Investments -- Operating Leases

     The Company, as lessor, leases investment real estate, primarily commercial real estate for office use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis,

                                    MTL-46

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  property type diversification, and geographic diversification, across the
  United States. Leased real estate investments and income earned, by property type, are as follows at and for the periods indicated:

                                                   December 31,    Years Ended December 31,
                                                 ----------------- -----------------------
                                                   2019     2018    2019     2018    2017
                                                 -------- -------- -------  ------- -------
                                                  Carrying Value           Income
                                                 ----------------- -----------------------
                                                               (In millions)
Leased real estate investments:
   Office....................................... $    178 $    184 $    14  $    17 $    21
   Industrial...................................       14       14       4        3       3
   Land.........................................       43       43       2        2       2
                                                 -------- -------- -------  ------- -------
       Total leased real estate investments..... $    235 $    241 $    20  $    22 $    26
                                                 ======== ======== =======  ======= =======

     Future contractual receipts under operating leases as of December 31, 2019 are $19 million in 2020, $19 million in 2021, $19 million in 2022,
  $18 million in 2023, $3 million in 2024, $5 million thereafter, and in total are $83 million.

  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                      December 31,
                                                   ------------------
                                                     2019      2018
                                                   --------  --------
                                                      (In millions)
          Estimated residual values............... $    159  $    189
          Unearned income.........................       (2)      (13)
                                                   --------  --------
             Investment in leases................. $    157  $    176
                                                   ========  ========

     Lease receivables are generally due in periodic installments. The payment period for leveraged lease is less than one year. For rental receivables, the primary credit quality indicator is whether the receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due.
  At both December 31, 2019 and 2018, all leveraged lease receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $41 million and $54 million at December 31, 2019 and 2018, respectively.

     The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                Years Ended December 31,
                                                -------------------------
                                                  2019     2018    2017
                                                --------- ------- -------
                                                      (In millions)
       Lease investment income................. $      11 $    10 $     8
       Less: Income tax expense................         2       2       3
                                                --------- ------- -------
          Lease investment income, net of
            income tax......................... $       9 $     8 $     5
                                                ========= ======= =======

                                    MTL-47

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $595 million and $272 million at December 31, 2019 and 2018, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains
(losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                       Years Ended December 31,
                                                     ----------------------------
                                                       2019      2018      2017
                                                     --------  --------  --------
                                                             (In millions)
Fixed maturity securities AFS....................... $  1,361  $    409  $  1,034
Equity securities...................................       --        --         2
Derivatives.........................................       55        69       (13)
Other...............................................       --        --         2
                                                     --------  --------  --------
       Subtotal.....................................    1,416       478     1,025
                                                     --------  --------  --------
Amounts allocated from:
Future policy benefits..............................     (193)      (64)      (98)
DAC and VOBA........................................      (94)      (39)      (77)
                                                     --------  --------  --------
       Subtotal.....................................     (287)     (103)     (175)
                                                     --------  --------  --------
Deferred income tax benefit (expense)...............     (237)      (79)     (291)
                                                     --------  --------  --------
       Net unrealized investment gains (losses)..... $    892  $    296  $    559
                                                     ========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                           ----------------------------
                                                                             2019      2018      2017
                                                                           --------  --------  --------
                                                                                   (In millions)
Balance at January 1,..................................................... $    296  $    559  $    405
Cumulative effects of changes in accounting principles, net of income tax
  (Note 1)................................................................        1       112        --
Unrealized investment gains (losses) during the year......................      937      (545)      333
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................     (129)       34       (94)
DAC and VOBA..............................................................      (55)       38       (12)
Deferred income tax benefit (expense).....................................     (158)       98       (73)
                                                                           --------  --------  --------
Balance at December 31,................................................... $    892  $    296  $    559
                                                                           --------  --------  --------
   Change in net unrealized investment gains (losses)..................... $    596  $   (263) $    154
                                                                           ========  ========  ========

                                    MTL-48

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.2 billion and $1.1 billion at December 31, 2019 and 2018, respectively.

Securities Lending

   Securities and Collateral

   A summary of the outstanding securities lending transactions is as follows:

                                                         December 31,
            ------------------------------------------------------------------------------------------------------
                                   2019                                                2018
            --------------------------------------------------- --------------------------------------------------
            Securities on Loan (1)                              Securities on Loan (1)
            ----------------------                              ----------------------
                                        Cash                                                Cash
                                     Collateral   Reinvestment                           Collateral   Reinvestment
                  Estimated        Received from  Portfolio at        Estimated        Received from  Portfolio at
                     Fair          Counterparties   Estimated            Fair          Counterparties  Estimated
                    Value             (2) (3)      Fair Value           Value             (2) (3)      Fair Value
            ---------------------- -------------- ------------- ---------------------- -------------- ------------
                                                  (In millions)
Securities
  lending..         $  878             $  900        $  910             $  953              $958        $  1,015
--------
(1)Included within fixed maturity securities AFS and short-term investments.

(2)In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of $0 and $14 million at December 31, 2019 and 2018, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3)The securities lending liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

   Contractual Maturities

     A summary of the remaining contractual maturities of securities lending agreements is as follows:

                                                             December 31,
                                     -------------------------------------------------------------------------
                                                  2019                                 2018
                                     ------------------------------------ ------------------------------------
                                     Remaining Tenor of Securities        Remaining Tenor of Securities
                                       Lending Agreements                   Lending Agreements
                                     -----------------------------        -----------------------------
                                                           Over                                 Over
                                                1 Month   1 to 6                     1 Month   1 to 6
                                     Open (1)   or Less   Months   Total  Open (1)   or Less   Months   Total
                                     --------   -------   ------   ------ --------   -------   ------   ------
                                                             (In millions)
Cash collateral liability by loaned
  security type:
U.S. government and agency..........  $  147    $  450    $  303   $  900  $  289    $  482    $  187   $  958
--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

                                    MTL-49

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities on loan or the reinvestment portfolio become less liquid, resources within the general account are available to meet any potential cash demands when securities on loan are put back by the counterparty.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                 December 31,
                                                             ---------------------
                                                                2019       2018
                                                             ---------- ----------
                                                                 (In millions)
Invested assets on deposit (regulatory deposits)............ $    1,335 $    1,160
Invested assets held in trust (reinsurance agreements)......          5         10
Invested assets pledged as collateral (1)...................      1,057      1,118
                                                             ---------- ----------
   Total invested assets on deposit, held in trust and
     pledged as collateral.................................. $    2,397 $    2,288
                                                             ========== ==========
--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

   See "-- Securities Lending" for information regarding securities supporting securities lending. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $39 million and $36 million, at redemption value, at December 31, 2019 and 2018, respectively (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $579 million at December 31, 2019. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $570 million at December 31, 2019. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for three of the most recent annual periods: 2019, 2018 and 2017. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

                                    MTL-50

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2019, 2018 and 2017. Aggregate total assets of these entities totaled $139.2 billion and $124.9 billion at December 31, 2019, 2018, respectively. Aggregate total liabilities of these entities totaled
$19.8 billion and $12.1 billion at December 31, 2019, 2018, respectively.
Aggregate net income (loss) of these entities totaled $8.3 billion,
$11.3 billion and $11.4 billion for the years ended December 31, 2019, 2018 and
2017, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2019 and 2018.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                             December 31,
                                                             ---------------------------------------------
                                                                      2019                   2018
                                                             ---------------------- ----------------------
                                                                          Maximum                Maximum
                                                              Carrying   Exposure    Carrying   Exposure
                                                               Amount   to Loss (1)   Amount   to Loss (1)
                                                             ---------- ----------- ---------- -----------
                                                                             (In millions)
Fixed maturity securities AFS:
   Structured Products (2).................................. $    2,922 $    2,922  $    2,763 $    2,763
   U.S. and foreign corporate...............................        280        280         127        127
   Foreign government.......................................         39         39
Other limited partnership interests.........................        347        855         252        634
Real estate joint ventures..................................        161        161         156        156
Other invested assets.......................................          2          4           1          5
                                                             ---------- ----------  ---------- ----------
       Total................................................ $    3,751 $    4,261  $    3,299 $    3,685
                                                             ========== ==========  ========== ==========
--------
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in

                                    MTL-51

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both
   December 31, 2019 and 2018. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2019, 2018 and
  2017.

Net Investment Income

   The components of net investment income were as follows:

                                                                 Years Ended December 31,
                                                             --------------------------------
                                                                2019       2018       2017
                                                             ---------- ---------- ----------
                                                                      (In millions)
Investment income:
Fixed maturity securities AFS............................... $      592 $      512 $      492
Equity securities...........................................          1          1          3
Mortgage loans..............................................        103         63         53
Policy loans................................................        100        102        105
Real estate and real estate joint ventures..................         19         27         25
Other limited partnership interests.........................         16         25         29
Cash, cash equivalents and short-term investments...........          9          6          5
Annuities funding structured settlement claims..............        356        313        343
Other.......................................................         33         28         11
                                                             ---------- ---------- ----------
   Subtotal.................................................      1,229      1,077      1,066
Less: Investment expenses...................................         52         41         37
                                                             ---------- ---------- ----------
   Net investment income.................................... $    1,177 $    1,036 $    1,029
                                                             ========== ========== ==========

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and real estate joint ventures, accounted for under the equity method; tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $15 million,
$30 million and $29 million for the years ended December 31, 2019, 2018 and
2017, respectively.

                                    MTL-52

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                       Years Ended December 31,
                                                                      -------------------------
                                                                        2019     2018     2017
                                                                      -------  -------  -------
                                                                            (In millions)
Total gains (losses) on fixed maturity securities AFS:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by sector and industry:
Consumer............................................................. $    (1) $    --  $    --
Industrial...........................................................      (2)      --       --
                                                                      -------  -------  -------
   Total U.S. and foreign corporate securities.......................      (3)      --       --
   Municipals........................................................      --       --       (1)
                                                                      -------  -------  -------
   OTTI losses on fixed maturity securities AFS recognized in
     earnings........................................................      (3)      --       (1)
   Fixed maturity securities AFS -- net gains (losses) on sales and
     disposals.......................................................      31      (34)      (2)
                                                                      -------  -------  -------
   Total gains (losses) on fixed maturity securities AFS.............      28      (34)      (3)
   Total gains (losses) on equity securities:
   Equity securities -- net gains (losses) on sales and disposals....      --        1       --
   Change in estimated fair value of equity securities...............      --       (4)      --
                                                                      -------  -------  -------
   Total gains (losses) on equity securities.........................      --       (3)      --
                                                                      -------  -------  -------
   Mortgage loans....................................................      (3)      (3)      (1)
   Real estate and real estate joint ventures........................      --       18       --
   Other limited partnership interests...............................      --       --       (4)
   Leveraged lease impairments.......................................     (30)      --       --
   Other.............................................................     (19)       4       (2)
                                                                      -------  -------  -------
   Total net investment gains (losses)............................... $   (24) $   (18) $   (10)
                                                                      =======  =======  =======

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $5 million, ($8) million and ($5) million for the years ended December 31, 2019, 2018 and 2017, respectively.

                                    MTL-53

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

     Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains
  (losses) were as shown in the table below.

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ----------  ----------
                                                      (In millions)
  Proceeds................................ $    3,157  $    3,930  $    2,964
                                           ==========  ==========  ==========
  Gross investment gains.................. $       58  $       10  $       17
  Gross investment losses.................        (27)        (44)        (19)
  OTTI losses.............................         (3)         --          (1)
                                           ----------  ----------  ----------
     Net investment gains (losses)........ $       28  $      (34) $       (3)
                                           ==========  ==========  ==========

Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities AFS, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                       Years Ended December 31,
                                                                     ----------------------------
                                                                       2019      2018      2017
                                                                     --------- --------- --------
                                                                            (In millions)
Estimated fair value of invested assets transferred from affiliates. $      -- $      -- $    454

   Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                          December 31,   Years Ended December 31,
                                                          -------------  ------------------------
                                                           2019    2018   2019     2018    2017
                                                          ------  ------  ------  ------  ------
Investment Type/Balance Sheet
          Category                   Related Party        Carrying Value Net Investment Income
-----------------------------  -------------------------- -------------  ------------------------
                                                                    (In millions)
 Affiliated investments (1)    MetLife, Inc.............. $  101  $  101 $    2   $    2  $    5
                                                          ------  ------  ------  ------  ------
Other invested assets.................................... $  101  $  101 $    2   $    2  $    5
                                                          ======  ======  ======  ======  ======
 Money market pool (2)         Metropolitan Money Market
                                 Pool.................... $   --  $   81 $    2   $    2  $    1
                                                          ------  ------  ------  ------  ------
Short-term investments................................... $   --  $   81 $    2   $    2  $    1
                                                          ======  ======  ======  ======  ======
--------
(1)Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates of July 2021 to December 2021 and bear interest, payable semi-annually, at a rate per annum ranging from 2.97% to 3.14%, respectively.

(2)The investment has a variable rate of return.

                                    MTL-54

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.5 billion, at both
December 31, 2019 and 2018. The related net investment income and corresponding policyholder benefits and claims recognized were $356 million, $313 million and
$343 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $17 million, $13 million and $17 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for
discussion of mortgage loan participation agreements with affiliates.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses interest rate derivatives to reduce its exposure to changes in interest rates.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).
  In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed gross notional amount. The Company utilizes interest rate swaps in cash flow and nonqualifying hedging relationships.

                                    MTL-55

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The policyholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contract holder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as
  U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

                                    MTL-56

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                               December 31,
                                                          -----------------------------------------------------------
                                                                     2019                          2018
                                                          ----------------------------- -----------------------------
                                                                   Estimated Fair Value          Estimated Fair Value
                        Primary Underlying Risk Exposure           --------------------          --------------------
                        --------------------------------
                                                           Gross                         Gross
                                                          Notional                      Notional
                                                           Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                                               (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps     Foreign currency exchange
                             rate........................ $    54  $   4     $   --     $    41  $    6    $   --
                                                          -------  -----     ------     -------  ------    ------
   Subtotal...........................................         54      4         --          41       6        --
                                                          -------  -----     ------     -------  ------    ------
Cash flow hedges:
Interest rate swaps        Interest rate.................      17     --         --          --      --        --
Foreign currency swaps     Foreign currency exchange
                             rate........................   2,072     78         16       1,638      85        10
                                                          -------  -----     ------     -------  ------    ------
   Subtotal...........................................      2,089     78         16       1,638      85        10
                                                          -------  -----     ------     -------  ------    ------
   Total qualifying hedges............................      2,143     82         16       1,679      91        10
                                                          -------  -----     ------     -------  ------    ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps        Interest rate.................     300     30         11         300      29         6
Synthetic GICs             Interest rate.................  13,842     --         --       7,693      --        --
Foreign currency swaps     Foreign currency exchange
                             rate........................     156     21          2         218      24         2
Foreign currency           Foreign currency exchange
  forwards                   rate........................      33     --         --          20      --        --
Credit default
  swaps--purchased         Credit........................      16     --         --           5      --        --
Credit default swaps--
  written                  Credit........................     280      7         --         280       2        --
   Total non-designated or nonqualifying
     derivatives......................................     14,627     58         13       8,516      55         8
                                                          -------  -----     ------     -------  ------    ------
   Total..............................................    $16,770  $ 140     $   29     $10,195  $  146    $   18
                                                          =======  =====     ======     =======  ======    ======

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2019 and 2018. The Company's use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and
(ii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MTL-57

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                              Year Ended December 31, 2019
                                                        ----------------------------------------
                                                                      Net        Net
                                                           Net     Investment Derivative
                                                        Investment   Gains      Gains
                                                          Income    (Losses)   (Losses)    OCI
                                                        ---------- ---------- ---------- -------
                                                                      (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)......  $    --    $    --    $    --       N/A
Hedged items...........................................       --         --         --       N/A
Foreign currency exchange rate derivatives:............       --         --         --       N/A
Derivatives designated as hedging instruments (1)......       (2)        --         --       N/A
Hedged items...........................................        2         --         --       N/A
Amount excluded from the assessment of hedge
  effectiveness........................................       --         --         --       N/A
                                                         -------    -------    -------   -------
   Subtotal............................................       --         --         --       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A       (15)
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         (1)        --         1
Foreign currency transaction gains (losses) on hedged
  items................................................       --          2         --        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI..............      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into
  income...............................................       --         --         --        --
                                                         -------    -------    -------   -------
   Subtotal............................................       --          1         --       (14)
Gain (Loss) on Derivatives Not Designated or Not
  Qualifying as Hedging Instruments:
Interest rate derivatives (1)..........................       --         --         (9)      N/A
Foreign currency exchange rate derivatives (1).........       --         --         --       N/A
Credit derivatives -- purchased (1)....................       --         --         --       N/A
Credit derivatives -- written (1)......................       --         --          8       N/A
Equity derivatives (1).................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged
  items................................................       --         --         --       N/A
                                                         -------    -------    -------   -------
   Subtotal............................................       --         --         (1)      N/A
Earned income on derivatives...........................       18         --         10        --
Embedded derivatives (2)...............................      N/A        N/A        (89)      N/A
                                                         -------    -------    -------   -------
   Total...............................................  $    18    $     1    $   (80)  $   (14)
                                                         =======    =======    =======   =======

                                    MTL-58

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2018
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       --         --          3       N/A
Hedged items...................................................       --         --         (2)      N/A
Amount excluded from the assessment of hedge effectiveness.....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        93
Amount of gains (losses) reclassified from AOCI into income....       --         --         11       (11)
Foreign currency transaction gains (losses) on hedged items....       --         --         (6)       --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          5        82
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --         (7)      N/A
Foreign currency exchange rate derivatives (1).................       --         --         46       N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --         (3)      N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --         (3)      N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         33      N//A
Earned income on derivatives...................................       15         --         11        --
Embedded derivatives (2).......................................      N/A        N/A         65       N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $    15    $    --    $   115   $    82
                                                                 =======    =======    =======   =======

                                    MTL-59

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

                                                                      Year Ended December 31, 2017
                                                                ----------------------------------------
                                                                              Net        Net
                                                                   Net     Investment Derivative
                                                                Investment   Gains      Gains
                                                                  Income    (Losses)   (Losses)    OCI
                                                                ---------- ---------- ---------- -------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)..............  $    --    $    --    $    --       N/A
Hedged items...................................................       --         --         --       N/A
Foreign currency exchange rate derivatives:....................       --         --         --       N/A
Derivatives designated as hedging instruments (1)..............       --         --         (2)      N/A
Hedged items...................................................       --         --          3       N/A
Amount excluded from the assessment of hedge effectiveness.....       --         --         --       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --          1       N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A   $    --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A       (52)
Amount of gains (losses) reclassified from AOCI into income....       --         --         (4)        4
Foreign currency transaction gains (losses) on hedged items....       --         --          2        --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI......................      N/A        N/A        N/A        --
Amount of gains (losses) reclassified from AOCI into income....       --         --         --        --
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --         (2)      (48)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as
  Hedging Instruments:
Interest rate derivatives (1)..................................       --         --        (16)      N/A
Foreign currency exchange rate derivatives (1).................       --         --        (65)      N/A
Credit derivatives -- purchased (1)............................       --         --         --       N/A
Credit derivatives -- written (1)..............................       --         --          3       N/A
Equity derivatives (1).........................................       --         --         --       N/A
Foreign currency transaction gains (losses) on hedged items....       --         --          3       N/A
                                                                 -------    -------    -------   -------
   Subtotal....................................................       --         --        (75)      N/A
Earned income on derivatives...................................        6         --         21        --
Embedded derivatives...........................................      N/A        N/A        (55)      N/A
                                                                 -------    -------    -------   -------
   Total.......................................................  $     6    $    --    $  (110)  $   (48)
                                                                 =======    =======    =======   =======
--------
(1) Excludes earned income on derivatives.

Fair Value Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities as fair value hedges when they have met the requirements of fair value hedging.

                                    MTL-60

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                       December 31, 2019
                                 --------------------------------------------------------------
                                                                  Cumulative Amount
                                   Carrying Amount        of Fair Value Hedging Adjustments
                                    of the Hedged     Included in the Carrying Amount of Hedged
Balance Sheet Line Item          Assets (Liabilities)           Assets (Liabilities)
-------------------------------  -------------------- -----------------------------------------
                                                         (In millions)
Fixed maturity securities AFS...       $    18                         $    --
Mortgage loans..................       $    32                         $    --

   The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into income. For the year ended December 31, 2019, the amount reclassified into income related to such discontinued cash flow hedges was $1 million. For both the years ended December 31, 2018 and 2017, there were $0 amounts reclassified into income related to such discontinued
cash flow hedges.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31,
2019, 2018 and 2017, respectively.

   At December 31, 2019, 2018 and 2017, the balances in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were
$55 million, $69 million and ($13) million, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2019, the Company expected to reclassify $9 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $280 million at both December 31, 2019 and 2018. The Company can terminate these

                                    MTL-61

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2019 and 2018, the Company would have received
$7 million and $2 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2019                                   2018
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                                                     (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices............................   $    7      $    280         5         $    2      $    280        5.0
--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"),
   Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

                                    MTL-62

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                            December 31,
                                                                              ----------------------------------------
                                                                                      2019                 2018
                                                                              -------------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------  ----------- -------  -----------
                                                                                            (In millions)
     Gross estimated fair value of derivatives:
     OTC-bilateral (1)....................................................... $   139    $    28   $   149    $    17
     OTC-cleared (1).........................................................       7         --         2         --
                                                                              -------    -------   -------    -------
        Total gross estimated fair value of derivatives (1)..................     146         28       151         17
     Amounts offset on the consolidated balance sheets.......................      --         --        --         --
                                                                              -------    -------   -------    -------
        Estimated fair value of derivatives presented on the
          consolidated balance sheets (1)....................................     146         28       151         17
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
     OTC-bilateral...........................................................     (17)       (17)      (12)       (12)
     OTC-cleared.............................................................      --         --        --         --
     Cash collateral: (3), (4)
     OTC-bilateral...........................................................    (101)        --      (103)        --
     OTC-cleared.............................................................      (7)        --        (2)        --
     Securities collateral: (5)
     OTC-bilateral...........................................................     (14)       (10)      (12)        (4)
     OTC-cleared.............................................................      --         --        --         --
                                                                              -------    -------   -------    -------
       Net amount after application of master netting agreements and
          collateral......................................................... $     7    $     1   $    22    $     1
                                                                              =======    =======   =======    =======
--------
(1)At December 31, 2019 and 2018, derivative assets included income or
   (expense) accruals reported in accrued investment income or in other liabilities of $6 million and $5 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and ($1) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At
   December 31, 2019 and 2018, the Company received excess cash collateral of
   $12 million and $0, respectively, which is not included in the table above due to the foregoing limitation. At December 31, 2019 and 2018, the Company did not provide excess cash collateral.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge

                                    MTL-63

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

   this collateral, but at December 31, 2019, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2019 and 2018, the Company received excess securities collateral of $9 million and $0, respectively, and provided excess securities collateral with an estimated fair value of $1 million and $0, respectively, for its
   OTC-bilateral derivatives. At both December 31, 2019 and 2018, the Company did not receive excess securities collateral, and provided excess securities collateral with an estimated fair value of $11 million and $7 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the
Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                   December 31,
                                                             ------------------------
                                                                 2019        2018
                                                             ------------ -----------
                                                                  (In millions)
Estimated Fair Value of Derivatives in a Net Liability
  Position (1).............................................. $         11 $         5
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS............................... $         11 $         4
--------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                   December 31,
                                                                                                 -----------------
                                                                   Balance Sheet Location         2019     2018
                                                                 ------------------------------  ------- ---------
                                                                                                   (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance............................ Other liabilities                $    36 $    (40)
Other guarantees............................................... Policyholder account balances         12        --
                                                                                                 ------- ---------
       Embedded derivatives within liability host contracts                                      $    48 $    (40)
                                                                                                 ======= =========

                                    MTL-64

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MTL-65

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                             December 31, 2019
                                            ---------------------------------------------------
                                                   Fair Value Hierarchy
                                            -----------------------------------
                                                                                Total Estimated
                                              Level 1     Level 2     Level 3     Fair Value
                                            ----------- ----------- ----------- ---------------
                                                               (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $        -- $     4,868 $       507  $      5,375
Foreign corporate..........................          --       2,674         446         3,120
U.S. government and agency.................       1,451         637          --         2,088
RMBS.......................................          --       1,648         184         1,832
Foreign government.........................          --       1,626          44         1,670
CMBS.......................................          --       1,049          --         1,049
ABS........................................          --         760          57           817
Municipals.................................          --         386          --           386
                                            ----------- ----------- -----------  ------------
   Total fixed maturity securities AFS.....       1,451      13,648       1,238        16,337
                                            ----------- ----------- -----------  ------------
Short-term investments.....................          23          --          --            23
Other investments..........................          14          --          --            14
Derivative assets: (1)
Interest rate..............................          --          30          --            30
Foreign currency exchange rate.............          --         103          --           103
Credit.....................................          --           7          --             7
                                            ----------- ----------- -----------  ------------
   Total derivative assets.................          --         140          --           140
                                            ----------- ----------- -----------  ------------
Separate account assets (2)................         225       3,381          65         3,671
                                            ----------- ----------- -----------  ------------
   Total assets............................ $     1,713 $    17,169 $     1,303  $     20,185
                                            =========== =========== ===========  ============
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $        -- $        11 $        --  $         11
Foreign currency exchange rate.............          --          18          --            18
                                            ----------- ----------- -----------  ------------
   Total derivative liabilities............          --          29          --            29
                                            ----------- ----------- -----------  ------------
Embedded derivatives within liability host
  contracts (3)............................          --          --          48            48
                                            ----------- ----------- -----------  ------------
   Total liabilities....................... $        -- $        29 $        48  $         77
                                            =========== =========== ===========  ============

                                    MTL-66

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

                                                           December 31, 2018
                                            -----------------------------------------------
                                                  Fair Value Hierarchy
                                            -------------------------------
                                                                             Total Estimated
                                             Level 1    Level 2    Level 3     Fair Value
                                            --------- ----------- ---------  ---------------
                                                             (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $      -- $     3,993 $     245    $     4,238
Foreign corporate..........................        --       1,807       363          2,170
U.S. government and agency.................       796         580        --          1,376
RMBS.......................................        --       1,215       200          1,415
Foreign government.........................        --       1,305        40          1,345
CMBS.......................................        --         790         4            794
ABS........................................        --         520        33            553
Municipals.................................        --         261        --            261
                                            --------- ----------- ---------    -----------
   Total fixed maturity securities AFS.....       796      10,471       885         12,152
                                            --------- ----------- ---------    -----------
Short-term investments.....................        --          91        --             91
Other investments..........................        13          --        --             13
Derivative assets: (1)
Interest rate..............................        --          29        --             29
Foreign currency exchange rate.............        --         115        --            115
Credit.....................................        --           2        --              2
                                            --------- ----------- ---------    -----------
   Total derivative assets.................        --         146        --            146
                                            --------- ----------- ---------    -----------
Separate account assets (2)................       335       2,222        --          2,557
                                            --------- ----------- ---------    -----------
   Total assets............................ $   1,144 $    12,930 $     885    $    14,959
                                            ========= =========== =========    ===========
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $      -- $         6 $      --    $         6
Foreign currency exchange rate.............        --          12        --             12
                                            --------- ----------- ---------    -----------
   Total derivative liabilities............        --          18        --             18
                                            --------- ----------- ---------    -----------
Embedded derivatives within liability host
  contracts (3)............................        --          --       (40)           (40)
                                            --------- ----------- ---------    -----------
   Total liabilities....................... $      -- $        18 $     (40)   $       (22)
                                            ========= =========== =========    ===========
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

                                    MTL-67

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer ratings                      credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------

                                    MTL-68

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotes                               Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Products
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity                                         . credit ratings
            . average delinquency rates; debt-service
              coverage ratios
            . credit ratings
            . issuance-specific information, including, but
              not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   .  N/A
              and class to the fixed maturity securities AFS
              described above; accordingly, the valuation
              approaches and observable inputs used in their
              valuation are also similar to those described
              above.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------

--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

                                    MTL-69

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MTL-70

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------

--------
(1) Option-based only.

  Embedded Derivatives

     Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
       Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MTL-71

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                        December 31, 2019     December 31, 2018
                                                                      --------------------- ---------------------
                                                     Significant                 Weighted              Weighted
                          Valuation Techniques  Unobservable Inputs     Range   Average (1)   Range   Average (1)
                          --------------------  --------------------- --------- ----------- --------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)      5 - 142     108      89 - 133     103
 foreign corporate.......
                           Market pricing       Quoted prices (4)      25 - 106      98      54 - 345     172
                          ----------------------------------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)     134 - 134     134     124 - 124     124
                          ----------------------------------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)      68 - 104      96      67 - 104      95
                          ----------------------------------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)      91 - 100      98      92 - 100      97
                          ----------------------------------------------------------------------------------------
                                                                          Impact of
                                                                      Increase in Input
                                                     Significant        on Estimated
                          Valuation Techniques  Unobservable Inputs    Fair Value (2)
                          --------------------  --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)         Increase
 foreign corporate.......
                           Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
--------
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     Generally, all other classes of assets and liabilities classified within
  Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
  Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

                                    MTL-72

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

     The following tables summarize the change of all assets (liabilities)
  measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                       Fair Value Measurements Using
                                                                 Significant Unobservable Inputs (Level 3)
                                                    -------------------------------------------------------------------
                                                       Fixed Maturity Securities AFS
                                                    ----------------------------------
                                                                                                                 Net
                                                                                                    Separate  Embedded
                                                                  Structured  Foreign   Short-term  Accounts Derivatives
                                                    Corporate (6)  Products  Government Investments   (7)        (8)
                                                    ------------- ---------- ---------- ----------- -------- -----------
                                                                               (In millions)
Balance, January 1, 2018...........................    $   640     $   206    $    43     $     5   $    --    $   (25)
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........          3           2         --          --        --         65
Total realized/unrealized gains (losses)
  included in AOCI.................................        (51)         --         (2)         --        --         --
Purchases (3)......................................         89         123         --          --        --         --
Sales (3)..........................................        (28)        (26)        (1)         --        --         --
Issuances (3)......................................         --          --         --          --        --         --
Settlements (3)....................................         --          --         --          --        --         --
Transfers into Level 3 (4).........................         --          --         --          --        --         --
Transfers out of Level 3 (4).......................        (45)        (68)        --          (5)       --         --
                                                       -------     -------    -------     -------   -------    -------
Balance, December 31, 2018.........................    $   608     $   237    $    40     $    --   $    --    $    40
                                                       =======     =======    =======     =======   =======    =======
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........        (11)          3         --          --        --        (89)
Total realized/unrealized gains (losses)
  included in AOCI.................................         99           4          4          --        --         --
Purchases (3)......................................        377          53         --          --        65         --
Sales (3)..........................................        (35)        (30)        --          --        --         --
Issuances (3)......................................         --          --         --          --        --         --
Settlements (3)....................................         --          --         --          --        --         --
Transfers into Level 3 (4).........................          3          --         --          --        --         --
Transfers out of Level 3 (4).......................        (88)        (26)        --          --        --         --
                                                       -------     -------    -------     -------   -------    -------
Balance, December 31, 2019.........................    $   953     $   241    $    44     $    --   $    65    $   (49)
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2017: (5)........................    $     1     $     3    $    --     $    --   $    --    $   (55)
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2018: (5)........................    $     2     $     2    $    --     $    --   $    --    $    66
                                                       =======     =======    =======     =======   =======    =======
Changes in unrealized gains (losses) included in
  net income (loss) for the instruments still held
  at December 31, 2019: (5)........................    $   (13)    $     2    $    --     $    --   $    --    $   (89)
                                                       =======     =======    =======     =======   =======    =======
Gains (Losses) Data for the year ended
  December 31, 2017:
Total realized/unrealized gains (losses)
  included in net income (loss) (1), (2)...........    $     2     $     3    $    (1)    $    --   $    --    $   (55)
Total realized/unrealized gains (losses)
  included in AOCI.................................    $    94     $     3    $     6     $    --   $    --    $    --
--------

                                    MTL-73

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).
   Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains
   (losses).

(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.
   Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

(6)Comprised of U.S. and foreign corporate securities.

(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the
Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MTL-74

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2019
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1 Level 2   Level 3   Fair Value
                                 ---------- ------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    3,088 $    -- $    -- $     3,195 $    3,195
Policy loans.................... $    1,763 $    -- $    63 $     2,438 $    2,501
Other invested assets........... $      140 $    -- $   142 $        -- $      142
Premiums, reinsurance and other
  receivables................... $      964 $    -- $    11 $     1,022 $    1,033
Liabilities
Policyholder account balances... $    2,546 $    -- $    -- $     2,785 $    2,785
Long term debt.................. $      105 $    -- $   127 $        -- $      127
Other liabilities............... $      146 $    -- $   144 $         2 $      146
Separate account liabilities.... $      349 $    -- $   349 $        -- $      349

                                                 December 31, 2018
                                 -------------------------------------------------
                                               Fair Value Hierarchy
                                            ---------------------------
                                                                          Total
                                  Carrying                              Estimated
                                   Value    Level 1  Level 2  Level 3   Fair Value
                                 ---------- -------- ------- ---------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    1,893 $     -- $    -- $    1,923 $    1,923
Policy loans.................... $    1,818 $     -- $    69 $    2,360 $    2,429
Other invested assets........... $      101 $     -- $   110 $       -- $      110
Premiums, reinsurance and other
  receivables................... $      982 $     -- $     2 $      998 $    1,000
Liabilities
Policyholder account balances... $    2,600 $     -- $    -- $    2,728 $    2,728
Long term debt.................. $      105 $     -- $   126 $       -- $      126
Other liabilities............... $       92 $     -- $    90 $        2 $       92
Separate account liabilities.... $      164 $     -- $   164 $       -- $      164

9. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $105 million at both December 31, 2019 and 2018.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

                                    MTL-75

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Long-term Debt (continued)

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2019, 2018 and 2017.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the
Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were $0, less than
$1 million and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively, and were included in other expenses. At December 31, 2019, the
Company had no letters of credit outstanding.

10. Equity

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska
Department of Insurance. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting Principles
("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC
("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL
RBC ratios for MTL were in excess of 420% at both December 31, 2019 and 2018.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Nebraska has adopted a permitted accounting practice related to private placement variable life stable value, which impacts reserves. The impact of this permitted accounting practice increased the statutory capital and surplus of MTL for the years ended December 31, 2019 and 2018 by $5 million and
$6 million, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

                                    MTL-76

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   The tables below present amounts from MTL, which are derived from the statutory-basis financial statements as filed with the Nebraska Department of
Insurance.

   Statutory net income (loss) was as follows:

                                                 Years Ended December 31,
                                              -------------------------------
  Company                   State of Domicile    2019       2018      2017
  ------------------------  ----------------- ----------  -------- ----------
                                                       (In millions)
  Metropolitan Tower Life
    Insurance Company......     Nebraska      $      (13) $     76 $      164

   Statutory capital and surplus was as follows at:

                                                        December 31,
                                                  -------------------------
    Company                                           2019         2018
    --------------------------------------------  ------------ ------------
                                                        (In millions)
    Metropolitan Tower Life Insurance Company.... $      1,502 $      1,549

Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the
Director of the Nebraska Department of Insurance (the "Nebraska Director") and
the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"
excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   MTL did not pay a dividend for the year ended December 31, 2019. MTL paid
$191 million in dividends to MetLife, Inc. for the year ended December 31,
2018, including amounts where regulatory approval was obtained as required.
Under Nebraska Insurance Code, MTL has calculated that it may pay approximately
$149 million to MetLife, Inc. without prior regulatory approval by the end of
2020.

                                    MTL-77

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                     Unrealized                       Foreign    Defined
                                                  Investment Gains     Unrealized    Currency    Benefit
                                                  (Losses), Net of   Gains (Losses) Translation   Plans
                                                 Related Offsets (1) on Derivatives Adjustments Adjustment   Total
                                                 ------------------- -------------- ----------- ---------- --------
                                                                            (In millions)
Balance at December 31, 2016....................      $    382          $    23      $    (13)   $    (9)  $    383
OCI before reclassifications....................           272              (52)            1         (1)       220
Deferred income tax benefit (expense)...........           (89)              18            (1)         1        (71)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           565              (11)          (13)        (9)       532
Amounts reclassified from AOCI..................             3                4            --          1          8
Deferred income tax benefit (expense)...........            (1)              (1)           --         (1)        (3)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................             2                3            --         --          5
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2017....................           567               (8)          (13)        (9)       537
OCI before reclassifications....................          (593)              93             2          3       (495)
Deferred income tax benefit (expense)...........           122              (18)           --         (1)       103
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................            96               67           (11)        (7)       145
Amounts reclassified from AOCI..................            38              (11)           --          1         28
Deferred income tax benefit (expense)...........            (8)               2            --         --         (6)
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................            30               (9)           --          1         22
                                                      --------          -------      --------    -------   --------
Cumulative effects of changes in accounting
  principles....................................            (2)              --            --         --         (2)
Deferred income tax benefit (expense),
  cumulative effects of changes in accounting
  principles....................................           117               (3)           (4)        (2)       108
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax..............           115               (3)           (4)        (2)       106
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2018....................           241               55           (15)        (8)       273
OCI before reclassifications....................           795              (16)           14         (2)       791
Deferred income tax benefit (expense)...........          (167)               3            (3)        --       (167)
                                                      --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax.................................           869               42            (4)       (10)       897
Amounts reclassified from AOCI..................           (27)               1            --          1        (25)
Deferred income tax benefit (expense)...........             6               --            --         --          6
                                                      --------          -------      --------    -------   --------
   Amounts reclassified from AOCI, net of
     income tax.................................           (21)               1            --          1        (19)
                                                      --------          -------      --------    -------   --------
   Cumulative effects of changes in accounting
     principles, net of income tax (2)..........            --                1            --         --          1
                                                      --------          -------      --------    -------   --------
Balance at December 31, 2019....................      $    848          $    44      $     (4)   $    (9)  $    879
                                                      ========          =======      ========    =======   ========
--------
(1)See Note 6 for information on offsets to investments related to future policy benefits and DAC and VOBA.

(2)See Note 1 for further information on adoption of new accounting pronouncements.

                                    MTL-78

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                             Years Ended December 31,
                                                         -------------------------------
                                                            2019       2018       2017
                                                         ---------  ---------  ---------
                                                                                           Consolidated Statements of
AOCI Components                                           Amounts Reclassified from AOCI      Operations Locations
-----------------------------------------------------    -------------------------------  ------------------------------
                                                                  (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................ $      29  $     (34) $      (6) Net investment gains (losses)
Net unrealized investment gains (losses)................        (1)        --          1  Net investment income
Net unrealized investment gains (losses)................        (1)        (4)         2  Net derivative gains (losses)
                                                         ---------  ---------  ---------
    Net unrealized investment gains (losses), before
     income tax.........................................        27        (38)        (3)
Income tax (expense) benefit............................        (6)         8          1
                                                         ---------  ---------  ---------
    Net unrealized investment gains (losses), net of
     income tax.........................................        21        (30)        (2)
                                                         ---------  ---------  ---------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency exchange rate derivatives..............        (1)        --         --  Net investment gains (losses)
Foreign currency exchange rate derivatives..............        --         11         (4) Net derivative gains (losses)
                                                         ---------  ---------  ---------
    Gains (losses) on cash flow hedges, before
     income tax.........................................        (1)        11         (4)
Income tax (expense) benefit............................        --         (2)         1
                                                         ---------  ---------  ---------
    Gains (losses) on cash flow hedges, net of
     income tax.........................................        (1)         9         (3)
                                                         ---------  ---------  ---------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)............        (1)        (1)        (1)
                                                         ---------  ---------  ---------
    Amortization of defined benefit plan items,
     before income tax..................................        (1)        (1)        (1)
                                                         ---------  ---------  ---------
Income tax (expense) benefit............................        --         --          1
                                                         ---------  ---------  ---------
    Amortization of defined benefit plan items, net
     of income tax......................................        (1)        (1)        --
                                                         ---------  ---------  ---------
    Total reclassifications, net of income tax.......... $      19  $     (22) $      (5)
                                                         =========  =========  =========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs.

                                    MTL-79

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Other Expenses

   Information on other expenses was as follows:

                                                                  Years Ended December 31,
                                                             ----------------------------------
                                                                2019        2018        2017
                                                             ----------  ----------  ----------
                                                                        (In millions)
General and administrative expenses (1)..................... $       56  $       89  $       51
Pension, postretirement and postemployment benefit costs....          3           2           3
Premium taxes, other taxes, and licenses & fees.............         21          18          17
Commissions and other variable expenses.....................        131         107         121
Capitalization of DAC.......................................        (39)        (44)        (81)
Amortization of DAC and VOBA................................         77          86          82
Interest expense on debt....................................          9           9           9
                                                             ----------  ----------  ----------
   Total other expenses..................................... $      258  $      267  $      202
                                                             ==========  ==========  ==========
--------
(1)Includes ($20) million, $7 million and ($5) million for the years ended
   December 31, 2019, 2018 and 2017, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 9 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

12. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                           ----------------------------------
                                              2019        2018        2017
                                           ----------  ---------  -----------
                                                      (In millions)
  Current:
  U.S. federal............................ $      110  $      29  $       (64)
  Deferred:
  U.S. federal............................        (81)        (1)        (138)
                                           ----------  ---------  -----------
     Provision for income tax expense
       (benefit).......................... $       29  $      28  $      (202)
                                           ==========  =========  ===========

                                    MTL-80

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   The reconciliation of the income tax provision at the U.S. statutory rate
(21% in 2019 and 2018; 35% in 2017) to the provision for income tax as reported was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2019       2018       2017
                                                             ---------  ---------  ---------
                                                                      (In millions)
Tax provision at U.S. statutory rate........................ $      17  $      30  $      27
Tax effect of:
Dividend received deduction.................................        (1)        (1)        (1)
Tax-exempt income...........................................        (4)         1         (3)
Prior year tax..............................................        --         --         (7)
Distribution of former subsidiary (1).......................        --         --        (48)
U.S. Tax Reform impact (2)..................................        --         --       (168)
Change in valuation allowance...............................         1         --         --
Other, net..................................................        16         (2)        (2)
                                                             ---------  ---------  ---------
   Provision for income tax expense (benefit)............... $      29  $      28  $    (202)
                                                             =========  =========  =========
--------
(1)In 2013, the Company distributed all of the issued and outstanding shares of common stock of MetLife Reinsurance Company of Delaware ("MRD"), a wholly-owned subsidiary, to MetLife, Inc. in the form of a dividend and deferred the related tax benefit. In August 2017, MetLife, Inc. distributed
   MRD to third parties and the Company recognized the deferred tax benefit related to the dividend of MRD.

(2)For the year ended December 31, 2017, the U.S. Tax Reform impact includes a
   ($168) million adjustment of deferred taxes due to the U.S. tax rate change.

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S.
Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018.

   The incremental financial statement impact to the provision for income tax expense (benefit) related to U.S. Tax Reform was less than $1 million for the year ended December 31, 2018. The incremental financial statement impact related to U.S. Tax Reform for the year ended December 31, 2017 was as follows:

                                                                U.S. Tax Reform
                                                                ---------------
                                                                 (In millions)
 Income (loss) before provision for income tax.................   $       (1)
 Provision for income tax expense (benefit):
 Deferred tax revaluation......................................         (168)
                                                                  ----------
    Total provision for income tax expense (benefit)...........         (168)
                                                                  ----------
 Income (loss), net of income tax..............................          167
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).................................            6
                                                                  ----------
 Increase to net equity from U.S. Tax Reform...................   $      173
                                                                  ==========

   In accordance with SAB 118 issued by the U.S. Securities and Exchange
Commission ("SEC") in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting was not

                                    MTL-81

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31, 2018, the Company continued to review certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .   Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
       50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
       Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
       6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
       December 31, 2017, the Company recorded a less than $1 million tax charge, included within the deferred tax revaluation. For the year ended
       December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. No additional adjustment was required for the year ended December 31, 2019.

   .   Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. The tax-advantaged leveraged lease portfolio is valued on an after-tax yield-basis. In the fourth quarter of 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, the Company recorded a tax benefit of less than $1 million for the year ended December 31, 2018. No additional adjustment was required for the year ended December 31, 2019.

                                    MTL-82

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                    December 31,
                                                             --------------------------
                                                                 2019          2018
                                                             ------------  ------------
                                                                    (In millions)
Deferred income tax assets:
Policyholder liabilities and receivables.................... $      1,216  $      1,142
Net operating loss carryforwards (1)........................            3             2
Employee benefits...........................................            6             6
Tax credit carryforwards....................................           --             5
Other.......................................................           24             3
                                                             ------------  ------------
   Total gross deferred income tax assets...................        1,249         1,158
Less: Valuation allowance...................................            3             2
                                                             ------------  ------------
   Total net deferred income tax assets.....................        1,246         1,156
                                                             ------------  ------------
Deferred income tax liabilities:
Investments, including derivatives..........................        1,220         1,173
Intangibles.................................................            9             9
DAC.........................................................           16            51
Net unrealized investment gains.............................          237            79
                                                             ------------  ------------
   Total deferred income tax liabilities....................        1,482         1,312
                                                             ------------  ------------
   Net deferred income tax asset (liability)................ $       (236) $       (156)
                                                             ============  ============
--------
(1)The Company has recorded a deferred tax asset of $3 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2019. U.S. state net operating loss carryforwards will expire between 2027 and 2035, whereas others have an unlimited carryforward period. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain U.S.
   state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   Certain deferred income tax amounts at December 31, 2018 have been reclassified to conform to the 2019 presentation. The reclassification did not result in a change to the prior year net deferred income tax asset (liability)
balance. The significant impacts related to deferred income tax assets were a
$927 million increase to Policyholder liabilities and receivables and a
$3 million increase to Other. The significant impacts related to deferred income tax liabilities were a $952 million increase to Investments, including derivatives, a $8 million decrease to DAC, and a $14 million decrease to Other.
Additionally, the deferred income tax asset for Net operating loss carryforwards and offsetting Valuation allowance both increased by $2 million.
The reclassifications resulted from a comprehensive review in 2019 of the tax effects between the book and tax bases of assets and liabilities, primarily with respect to the Company's U.S. businesses.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to affiliates included $33 million and $5 million for the years ended December 31,
2019 and 2018, respectively.

                                    MTL-83

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the
Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the years ended
December 31, 2019, 2018 and 2017.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   The Company had no interest expense (benefit) recognized on the consolidated statements of operations for the years ended December 31, 2019 and December 31,
2018. The interest benefit recognized on the consolidated statements of operations was $2 million for the year ended December 31, 2017.

13. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

      Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the
   Company's financial position, based on information currently known by the
   Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect.
   However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

      On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.

                                    MTL-84

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

  Insolvency Assessments

      Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

      Assets and liabilities held for insolvency assessments were as follows:

                                                             December 31,
                                                         ---------------------
                                                            2019       2018
                                                         ---------- ----------
                                                             (In millions)
 Other Assets:
 Premium tax offset for future discounted and
   undiscounted assessments............................. $        4 $        4
 Premium tax offset currently available for paid
   assessments..........................................          1          1
                                                         ---------- ----------
        Total........................................... $        5 $        5
                                                         ========== ==========
 Other Liabilities:
 Insolvency assessments................................. $        5 $        5
                                                         ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $206 million and $150 million at December 31, 2019 and 2018, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership
  Investments

     The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were
  $793 million and $616 million at December 31, 2019 and 2018, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as

                                    MTL-85

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to
$1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the
Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were less than $1 million at both
December 31, 2019 and 2018 for indemnities, guarantees and commitments.

14. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$79 million, $74 million and $61 million for the years ended December 31, 2019,
2018 and 2017, respectively. Total revenues received from affiliates, primarily related to a lease agreement, were $4 million, $5 million and $6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $5 million and $10 million at December 31, 2019 and
2018, respectively.

   See Notes 5, 6, 9 and 10 for additional information on related party transactions.

15. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2019, through
April 23, 2020, which is the date these consolidated financial statements were available to be issued.

   Since December 31, 2019, the COVID-19 virus has caused a pandemic, and governments and businesses have taken measures such as travel bans, quarantines, and social distancing to combat the spread of the virus. These have disrupted business activity, as well as causing economic slowdown and significant volatility in financial markets. The Company cannot determine or estimate the extent to which these events have affected the Company's operations, business, financial results, or financial condition.

                                    MTL-86

PART C

OTHER INFORMATION

ITEM 26. EXHIBITS

(a)	Board of Directors Resolutions.

(1)

Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account A (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(2)

Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Paragon Separate Account C’s Registration Statement on Form S-6 (File No. 033-67970) filed on April 28, 2000.)

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)

Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement on Form S-6, (File No. 333-133674) filed on April 23, 2019.)

(2)	Forms of Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

(a)	Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

(b)	General American Distributors Sales Agreement #2 (5/1/02-12/14/04)

(c)	General American Distributors Sales Agreement #3 (5/1/02-12/14/04)

(d)	MetLife Investors Distribution Company Sales Agreement (12/14/04- 6/1/05)

(e)	Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

(f)	MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

(3)

Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

(4)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010. (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

2

(5)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d)	Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

(1)	Form of Group Contract: (30010)

(2)	Proposed Form of Individual Policy and Policy Riders: (3082600)

(3)	Proposed Form of Certificate and Certificate Riders: (3080800)

(e)	Applications. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

(1)	Form of Application for Group Contract (10914)

(2)	Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915)

(3)	Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920)

(4)	Form of Application for Spouse Insurance (Group Contract 10917)

(5)	Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100)

(6)	Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357)

(7)	Form of Application for Spouse Insurance (Individual Policy 10354)

(8)	Form of Application Supplement (33116)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)

Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)

(2)

Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)

(3)

Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

3

(4)

Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(g)

Reinsurance Agreements. (Incorporated herein by reference to Post- Effective Amendment No. 17 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 033-58796) filed on April 30, 2003.)

(h)	Participation Agreements.

(1)

Participation Agreement with American Variable Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000).

(2)

Participation Agreement with MFS Variable Insurance Trust (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6 (File No. 333-80393) filed September 1, 1999.)

(3)

Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)

(4)

Participation Agreement with Scudder Variable Series I (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.)

(5)

Participation Agreement with T. Rowe Price Equity Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Paragon Separate Account C’s Registration Statement on Form S-6 (File No. 033-67970) filed on April 28, 2000.)

(6)

Participation Agreement with T. Rowe Price Fixed Income Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)

(7)

Participation Agreement with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.)

(8)

Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.

(9)

Participation Agreement with Fidelity Variable Insurance Products Fund IV (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

4

(10)

Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B’s Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.)

(11)

First  & Second Amendment to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective No.  3 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

(12)

Amendments to Participation Agreements for American Funds and Fidelity (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6 (File No. 033-57320) filed on April 14, 2011.)

(13)

Amendments to Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

(14)

Amendment No. 4 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 13, 2016.)

(15)

Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(16)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(17)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(18)

Amendment dated June 1, 2015 to the Participation Agreement dated November 25, 2002 between Metropolitan Life Insurance Company and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-198314) filed April 12, 2017.)

(19)

Amended and Restated Agreement dated January 24, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File Nos. 333-190296/811-04001) filed on April 10, 2018 and is hereby incorporated by reference.)

5

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts.

(1)	Guarantee Agreement (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(k)	Legal Opinions.

(1)	Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(2)

Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (now Metropolitan Tower Life Insurance Company, pursuant to a merger of General American Life Insurance Company with and into Metropolitan Tower Life Insurance Company effective as of the close of business on April 27, 2018). (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(l)	Actuarial Opinion. Not Applicable

(m)	Calculations. Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)

Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

(r)	Powers of Attorney.

(1)	Metropolitan Life Insurance Company and its designated separate accounts. (Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-234816) filed on November 22, 2019.)

(2)	Metropolitan Tower Life Insurance Company. (Filed herewith.)

6

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR
R. Glenn Hubbard	Chairman of the Board and Director
Chairman of the Board, Metlife, Inc.
Dean and Russell L. Carson
Professor of Finance and Economics
Graduate School of Business
Columbia University
200 Park Avenue
New York, NY 10166

Michel A. Khalaf	President and Chief Executive Officer and Director
President and Chief Executive Officer
Metlife, Inc.
200 Park Avenue
New York, NY 10166

Cheryl W. Grise	Director
Former Executive Vice President,
Northeast Utilities
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez	Director
Co-Chair
Albright Stonebridge Group (ASG)
200 Park Avenue
New York, NY 10166

Gerald L. Hassell	Director
Former Chairman of the Board and CEO
The Bank of New York Mellon Corporation
200 Park Avenue
New York, NY 10166

David L. Herzog	Director
Former Chief Financial Officer
AIG
200 Park Avenue
New York, NY 10166

Edward J. Kelly, III	Director
Former Chairman, Institutional
Clients Group, Citigroup, Inc.
200 Park Avenue
New York, NY 10166

William E. Kennard	Director
Former US Ambassador to the
European Union
200 Park Avenue
New York, NY 10166

James M. Kilts	Director
Founding Partner
Centerview Capital
3 Greenwich Office Park, 2nd Floor
Greenwich, CT 06831

Catherine R. Kinney	Director
Former President and Co-Chief Operating
Officer, New York Stock Exchange, Inc.
200 Park Avenue
New York, NY 10166

Denise M. Morrison	Director
Former President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103

Diana McKenzie	Director
Chief Information Officer
Former Workday, Inc.
200 Park Avenue
New York, NY 10166

Mark A. Weinberger	Director
Former Global Chairman and Chief Executive Officer of EY Company
200 Park Avenue
New York, NY 10016

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS WITH DEPOSITOR

Michel A. Khalaf	President, CEO and Director

Marlene Debel	Executive Vice President and Chief Risk Officer

Karl R. Erhardt	Executive Vice President and Chief Auditor

John McCallion	Executive Vice President, Chief Financial Officer and Treasurer

Esther Lee	Executive Vice President and Global Chief Marketing Officer

William Pappas	Executive Vice President and Global Technology & Operations Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Rebecca Tadikonda	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Stephen W. Gauster	Executive Vice President and General Counsel

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

7

MetLife, Inc. Organizational Chart 12-31-19

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2019

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	EntreCap Real Estate II LLC (DE)

a)	PREFCO Dix-Huit LLC (CT)

b)	PREFCO X Holdings LLC (CT)

c)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

d)	PREFCO Vingt LLC (CT)

e)

PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

2.	Plaza Drive Properties LLC (DE)

3.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

4.	MetLife Assignment Company, Inc. (DE)

PLAZA DRIVE PROPERTIES SUBLANDLORD, LLC (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

1

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)

Long Island Solar Farm LLC (“LISF”)(DE) - 9.61% membership interest is held by a third party and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital, Limited Partnership has 100% beneficial interest.

ii)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	White Oak Royalty Company (OK)

23.	500 Grant Street GP LLC (DE)

24.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

25.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

26.	MetLife Retirement Services LLC (NJ)

27.	Euro CL Investments, LLC (DE)

28.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

29.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

30.	MetLife Properties Ventures, LLC (DE)

31.	Housing Fund Manager, LLC (DE)

a)

MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

b)

MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

c)

MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

32.	MLIC Asset Holdings LLC (DE)

33.	85 Broad Street Mezzanine LLC (DE)

34.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

35.	ML Bridgeside Apartments LLC (DE)

36.	MetLife Chino Member, LLC (DE)

37.	MLIC CB Holdings LLC (DE)

38.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

39.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

40.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

2

41.	1201 TAB Manager, LLC (DE)

42.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

43.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

44.	1001 Properties, LLC (DE)

45.	6104 Hollywood, LLC (DE)

46.	Boulevard Residential, LLC (DE)

47.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

48.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

49.	Marketplace Residences, LLC (DE)

50.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

51.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

52.	Haskell East Village, LLC (DE)

53.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

54.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

55.	ML Terraces, LLC (DE)

56.	Chestnut Flats Wind, LLC (DE)

57.	MetLife 425 MKT Member, LLC (DE)

58.	MetLife OFC Member, LLC (DE)

59.	MetLife THR Investor, LLC (DE)

60.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

61.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

62.	MetLife CB W/A, LLC (DE)

63.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

64.	10700 Wilshire, LLC (DE)

65.	Viridian Miracle Mile, LLC (DE)

66.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

67.	MetLife OBS Member, LLC (DE)

68.	MetLife 1007 Stewart, LLC (DE)

69.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

70.	MetLife Treat Towers Member, LLC (DE)

71.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

72.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

73.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

74.	Buford Logistics Center, LLC (DE)

75.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

76.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

77.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

78.	MetLife ConSquare Member, LLC (DE)

79.	MetLife Ontario Street Member, LLC (DE)

80.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

81.	MetLife Member Solaire, LLC (DE)

82.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

83.	MetLife Property Ventures Canada ULC (Canada)

84.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

85.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

86.	MetLife Boro Station Member, LLC (DE)

87.	MetLife 8280 Member, LLC (DE)

88.	Southcreek Industrial Holdings, LLC (DE)

89.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

90.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

3

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

4

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

ii)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

iii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iv)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

v)	MetLife Investment Management Limited (United Kingdom)

vi)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vii)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

viii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

ix)	MetLife Innovation Centre Limited (Ireland)

x)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

xi)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL Feeder (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife BL Feeder, LP (DE) - MetLife BL Feeder, LP is an investor in the Fund. The following affiliate holds a limited partnership interest in the feeder: Metropolitan Life Insurance Company (49.26%). In addition, there is one third party investor (50.74%).

cc)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xii)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xiii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	MetLife Limited (Hong Kong)

i)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

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18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

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ITEM 29. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Two

General American Separate Account Eleven

General American Separate Account Twenty-Eight

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account 26

Security Equity Separate Account 27

Separate Account No. 13S.

(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER
Derrick Kelson	Director and Chairman of the Board,
200 Park Avenue	President and CEO
New York, NY 10166

Frank Cassandra	Director and Vice President
501 Route 22
Bridgewater, NJ 08807

Bradd Chignoli	Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Dina Lumerman	Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Thomas A. Schuster	Director and Senior Vice President
200 Park Avenue
New York, NY 10166

Elisabeth Bedore	Vice President and Chief Compliance Officer
One MetLife Way
Whippany, NJ 07981

Kelli Buford	Secretary
200 Park Avenue
New York, NY 10166

Charles Connery	Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Justin Saudo	Vice President and Chief Information Security Officer
201 MetLife Way
Cary, NC 27513

Stuart Turetsky	Chief Financial Officer
18210 Crane Nest Dr. Tampa, FL 33647

Robin Wagner	Legal Officer
200 Park Avenue
New York, NY 10166

(c) Compensation from the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, during their last fiscal year.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
MetLife Investors Distribution Company	$—	—	—	—

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ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

From May 1, 2020 through August 31, 2020:

MetLife GVUL; Mail Code A2-10; 13045 Tesson Ferry Road; St. Louis Mo 63128

On and after September 1, 2020:

MetLife GVUL; Suite 101; 11330 Olive Boulevard; St. Louis, Mo 63141

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166.

(d)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(e)	Metropolitan Life Insurance Company

18210 Crane Nest Road

Tampa, FL 33647

ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company (“Guarantee Period”), filed as an exhibit to this Registration Statement (the “Guarantee”), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

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Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder’s request.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the township of Scotch Plains, and state of New Jersey on April 24, 2020.

Paragon Separate Account A
(Registrant)

By:	Metropolitan Life Insurance Company
(Depositor)

By:	/s/ Howard Koransky
Howard Koransky
Vice President
Metropolitan Life Insurance Company

Metropolitan Life Insurance Company
(Depositor)

By:	/s/ Howard Koransky
Howard Koransky
Vice President
Metropolitan Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 24, 2020.

*	Chairman and Director
R. Glenn Hubbard

*	Chairman, President, Chief Executive Officer and Director
Michel A. Khalaf

*	Executive Vice President, Chief Financial Officer and Treasurer
John McCallion

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Director
Cheryl W. Grise

*	Director
Carlos M. Gutierrez

*	Director
Gerald L. Hassell

*	Director
David L. Herzog

*	Director
Edward J. Kelly, III

*	Director
William E. Kennard

*	Director
James M. Kilts

*	Director
Catherine R. Kinney

*	Director
Diana McKenzie

*	Director
Denise M. Morrison

*	Executive Vice President and Treasurer
Edward Spehar, Jr.

*	Director
Mark Weinberger

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
April 24, 2020

*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Stamford, and the State of Connecticut, on April 24, 2020.

Metropolitan Tower Life Insurance Company
(Guarantor)

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President
Metropolitan Tower Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 24, 2020.

*	President, Presiding Officer of the Board and Director
Graham Cox

*	Executive Vice President and Chief Accounting Officer
Tamara Schock

*	Senior Vice President and Chief Financial Officer
Michael Sakoulas

*	Director
Michael Borowski

*	Director
Steven Coldwell

*	Director
Frank Cassandra

*	Director
Andrew Kaniuk

*	Director
Richard Leist

*	Director
Michael Zarcone

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
April 24, 2020

*	Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

EXHIBIT INDEX

(n)		Consent of Independent Registered Public Accounting Firm
(r)	(2)	Powers of Attorney for Metropolitan Tower Life Insurance Company